UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-05162

Exact name of registrant as specified in charter:	Delaware VIP® Trust

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2021

Item 1. Reports to Stockholders

Delaware VIP® Trust

Delaware VIP Emerging Markets Series

December 31, 2021

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Emerging Markets Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2022 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

January 11, 2022 (Unaudited)

The investment objective of the Series is to seek long-term capital appreciation.

For the fiscal year ended December 31, 2021, Delaware VIP Emerging Markets Series (the “Series”) Standard Class shares fell 2.84%. The Series Service Class shares fell 3.13%. Both returns reflect reinvestment of all dividends. By comparison, the Series’ benchmark, the MSCI Emerging Markets Index, fell 2.54% (net) and 2.22% (gross) for the same period.

The MSCI Emerging Markets Index (net) declined by 2.5% during the fiscal year ended December 31, 2021, significantly lagging developed markets. Early in the 12-month period, markets rallied on the progress of COVID-19 vaccines, US dollar weakness, and fund inflows. The rally stalled, however, as investors wrestled with a host of issues including the pace of economic recovery, hints of earlier-than-expected interest rate hikes by the US Federal Reserve, supply chain disruptions, and the spread of COVID-19 variants. During the second half of the fiscal year, inflationary pressures globally appeared to ratchet up, prompting several central banks to tighten monetary policy. In addition, equities in China corrected sharply as policy makers announced measures to regulate business activities more tightly in sectors such as online gaming and for-profit education. Concern about debt defaults in the property-development sector and weaker-than-expected macroeconomic data further weighed on investor sentiment. Among regions, Europe, the Middle East, and Africa (EMEA) outperformed significantly, while Latin America lagged. Among sectors, energy outperformed the most, while consumer discretionary and real estate lagged.

The technology sector contributed the most to the Series’ relative performance due to favorable asset allocation and stock selection. End-user demand for technology products appeared resilient, supporting the outlook for leading semiconductor companies. The energy sector also contributed to relative performance as companies producing oil and gas benefited from rising energy prices.

On the negative side, the financials and materials sectors detracted the most from relative performance. The Series, compared to the benchmark, was underweight these sectors, both of which outperformed significantly as global economies began to recover from COVID-related slowdowns.

Among individual stocks, MediaTek Inc. in Taiwan and Reliance Industries Ltd. in India were the leading contributors to the Series’ relative performance. Strong demand for MediaTek’s 5G smartphone chips supported the share price. Shares of Reliance Industries also outperformed as improving economic data in the latter half of the fiscal year supported the company’s retail business.

In contrast, Americanas S.A. (formerly B2W Companhia Digital) and Wuliangye Yibin Co. Ltd. detracted the most from relative performance. Shares of Americanas in Brazil underperformed as the company’s gross merchandise value (GMV) growth rate lagged peers, while investments in digital marketing and other growth initiatives weighed on margins. We believe that Brazilian ecommerce remains an attractive secular growth opportunity and that Americanas’ business strategy and assets position the company to benefit from this growth. Shares of Wuliangye Yibin in China underperformed when the macroeconomic outlook appeared to soften, potentially slowing consumption growth. We believe that long-term consumption premiumization trends in China remain intact, however, and that Wuliangye Yibin’s brand strength may support the company’s market-share gains. We continued to hold both Americanas and Wuliangye Yibin in the Series at the end of the fiscal year.

We think that market volatility may persist in the near term due to ongoing concerns about global supply chain challenges, rising interest rates, and geopolitical tension. Nonetheless, over the long term, we continue to expect some trends to persist including greater technology adoption, industry consolidation, consumption premiumization, accommodative monetary policy, and improvements in corporate governance. Our strategy remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects, and that trade at significant discounts to their intrinsic value. We are particularly focused on companies that we think could benefit from long-term changes in how people in emerging markets live and work.

Among countries, we currently hold overweight positions in South Korea, Taiwan, and Russia. Conversely, we are currently underweight China, Southeast Asia, Saudi Arabia, and South Africa. Sectors we currently favor include technology, consumer staples, and energy. The Series is most underweight financials and materials.

Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change.     1

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2021
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
May 1, 1997)	-2.84%	+14.23%	+12.02%	+7.13%	+7.74%
Service Class shares (commenced operations on
May 1, 2000)	-3.13%	+13.87%	+11.70%	+6.84%	+9.65%
MSCI Emerging Markets Index (gross)	-2.22%	+11.32%	+10.26%	+5.87%	—
MSCI Emerging Markets Index (net)	-2.54%	+10.94%	+9.87%	+5.49%	—

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.23%, while total operating expenses for Standard Class and Service Class shares were 1.36% and 1.66%, respectively. The management fee for Standard Class and Service Class shares was 1.24%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 1.23% of the Series’ average daily net assets from January 1, 2021 through December 31, 2021.* These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

____________________

*	The aggregate contractual waiver period covering this report is from May 1, 2020 through April 30, 2022.

Performance of a $10,000 investment1
For period beginning December 31, 2011 through December 31, 2021

For period beginning December 31, 2011 through December 31, 2021	Starting value	Ending value
Delaware VIP Emerging Markets Series — Standard Class shares	$10,000	$19,908
MSCI Emerging Markets Index (gross)	$10,000	$17,684
MSCI Emerging Markets Index (net)	$10,000	$17,062

The graph shows a $10,000 investment in Delaware VIP Emerging Markets Series Standard Class shares for the period from December 31, 2011 through December 31, 2021.

The graph also shows $10,000 invested in the MSCI Emerging Markets Index for the period from December 31, 2011 through December 31, 2021. The MSCI Emerging Markets Index represents large- and mid-cap stocks across emerging market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

3

Disclosure of Series expenses
For the six-month period from July 1, 2021 to December 31, 2021 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2021 to December 31, 2021.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/21 to
	7/1/21	12/31/21	Ratio	12/31/21*
Actual Series return†
Standard Class	$1,000.00	$905.50	1.24%	$5.96
Service Class	1,000.00	904.00	1.54%	7.39
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,018.95	1.24%	$6.31
Service Class	1,000.00	1,017.44	1.54%	7.83

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

4

Security type / country and sector allocations
Delaware VIP Emerging Markets Series

As of December 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / country	of net assets
Common Stock by Country	93.80%
Argentina	0.63%
Bahrain	0.13%
Brazil	4.08%
Chile	0.68%
China/Hong Kong	27.77%
India	10.77%
Indonesia	0.88%
Japan	0.55%
Malaysia	0.05%
Mexico	3.63%
Peru	0.35%
Philippines	0.23%
Republic of Korea	18.19%
Russia	5.19%
South Africa	0.06%
Taiwan	19.79%
Turkey	0.55%
United Kingdom	0.27%
Convertible Preferred Stock	0.03%
Preferred Stock	5.82%
Warrants	0.02%
Participation Notes	0.00%
Short-Term Investments	0.48%
Total Value of Securities	100.15%
Liabilities Net of Receivables and Other
Assets	(0.15%)
Total Net Assets	100.00%

Common stock, participation notes, and preferred	Percentage
stock by sector◆	of net assets
Communication Services	12.94%
Consumer Discretionary	7.77%
Consumer Staples	12.83%
Energy	12.36%
Financials	3.90%
Healthcare	0.79%
Industrials	0.72%
Information Technology*	44.06%
Materials	2.93%
Real Estate	0.63%
Utilities	0.69%
Total	99.62%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*

To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Electronics, Internet, Financials, Retail, Electronic Components-Semiconductors, Semiconductor Components-Integrated Circuits, and Software. As of December 31, 2021, such amounts, as a percentage of total net assets were 2.02%, 1.98%, 3.17%, 2.39%, 0.00%, 21.93%, 11.82%, and 0.75%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

(continues)                    5

Schedule of investments
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

December 31, 2021

	Number of
	shares	Value (US $)
Common Stock – 93.80%Δ
Argentina – 0.63%
Cablevision Holding GDR	262,838	$773,119
Cresud ADR †	326,731	1,542,170
Grupo Clarin GDR Class B
144A #, †	77,680	92,842
IRSA Inversiones y
Representaciones ADR †	489,445	2,085,036
IRSA Propiedades Comerciales
ADR †	81,948	185,203
		4,678,370
Bahrain – 0.13%
Aluminium Bahrain GDR 144A
#	91,200	967,641
		967,641
Brazil – 4.08%
AES Brasil Energia	310,668	617,432
Americanas †	1,521,448	8,626,091
Arcos Dorados Holdings Class A
†	280,478	1,635,187
Banco Bradesco ADR	805,965	2,756,400
Banco Santander Brasil ADR	53,466	287,113
BRF ADR †	788,900	3,226,601
Getnet Adquirencia e Servicos
para Meios de Pagamento
ADR †	6,683	9,356
Itau Unibanco Holding ADR	1,049,325	3,934,969
Rumo †	217,473	693,415
Telefonica Brasil ADR	272,891	2,360,507
TIM ADR	155,003	1,804,235
Vale	149,527	2,092,841
Vale ADR	97,965	1,373,469
XP Class A †	24,226	696,255
		30,113,871
Chile – 0.68%
Sociedad Quimica y Minera de
Chile ADR	100,000	5,043,000
		5,043,000
China/Hong Kong – 27.77%
Alibaba Group Holding †	139,600	2,128,674
Alibaba Group Holding ADR †	137,900	16,381,141
Anhui Conch Cement Class H	885,500	4,423,213
Baidu ADR †	49,719	7,397,690
BeiGene †	167,800	3,464,652
China Cinda Asset
Management Class H	15,000,000	2,731,627
China Petroleum & Chemical
ADR	31,177	1,450,042
DiDi Global ADR †	81,500	405,870
Hengan International Group	260,500	1,341,328
iQIYI ADR †	59,542	271,512
JD.com ADR †	350,000	24,524,500
Joinn Laboratories China
Class H #	6,860	57,756
Kunlun Energy	3,360,900	3,150,756
Kweichow Moutai Class A	111,913	35,997,027
New Oriental Education &
Technology Group ADR †	161,900	339,990
Ping An Insurance Group Co. of
China Class H	324,000	2,333,117
Sohu.com ADR †	429,954	6,999,651
TAL Education Group ADR †	50,701	199,255
Tencent Holdings	720,000	42,179,403
Tencent Music Entertainment
Group ADR †	159	1,089
Tianjin Development Holdings	35,950	7,838
Tingyi Cayman Islands Holding	1,582,000	3,250,206
Trip.com Group ADR †	120,588	2,968,877
Tsingtao Brewery Class H	797,429	7,465,462
Uni-President China Holdings	2,800,000	2,714,699
Weibo Class A †	65,500	2,029,458
Weibo ADR †	40,000	1,239,200
Wuliangye Yibin Class A	837,792	29,269,186
Zhihu ADR †	15,600	86,424
		204,809,643
India – 10.77%
HCL Technologies	312,400	5,543,596
Indiabulls Real Estate GDR †	44,628	94,677
Infosys	285,200	7,242,639
Natco Pharma	185,519	2,257,729
Reliance Industries	859,880	27,393,651
Reliance Industries GDR #	452,657	28,947,415
Sify Technologies ADR †	91,200	294,576
Tata Consultancy Services	151,800	7,634,043
		79,408,326
Indonesia – 0.88%
Astra International	16,208,400	6,487,448
		6,487,448
Japan – 0.55%
Renesas Electronics †	324,700	4,033,003
		4,033,003
Malaysia – 0.05%
UEM Sunrise †	4,748,132	364,715
		364,715
Mexico – 3.63%
America Movil ADR Class L	162,815	3,437,025

6

	Number of
	shares	Value (US $)
Common StockΔ (continued)
Mexico (continued)
Banco Santander Mexico ADR	276,900	$1,561,716
Becle	1,571,000	3,951,381
Cemex ADR †	469,537	3,183,461
Coca-Cola Femsa ADR	75,784	4,152,205
Fomento Economico Mexicano
ADR	19,186	1,490,944
Grupo Financiero Banorte
Class O	440,979	2,868,070
Grupo Televisa ADR	656,458	6,151,012
		26,795,814
Peru – 0.35%
Cia de Minas Buenaventura
ADR †	356,605	2,610,348
		2,610,348
Philippines – 0.23%
Monde Nissin 144A #, †	5,257,000	1,670,116
		1,670,116
Republic of Korea – 18.19%
Fila Holdings †	101,760	3,066,650
LG Uplus	250,922	2,863,107
Samsung Electronics	671,359	44,091,483
Samsung Life Insurance †	66,026	3,555,316
SK Hynix	360,000	39,539,738
SK Square †	315,059	17,598,248
SK Telecom	159,405	7,746,509
SK Telecom ADR	590,317	15,743,751
		134,204,802
Russia – 5.19%
ENEL RUSSIA PJSC GDR †	15,101	8,675
Etalon Group GDR #	354,800	386,732
Gazprom PJSC ADR	1,043,900	9,645,636
Rosneft Oil PJSC GDR	1,449,104	11,653,694
Sberbank of Russia PJSC	2,058,929	8,051,043
Surgutneftegas PJSC ADR	294,652	1,574,915
T Plus PJSC =	25,634	0
VK GDR †	71,300	826,367
Yandex Class A †	101,902	6,165,071
		38,312,133
South Africa – 0.06%
Sun International †	210,726	376,226
Tongaat Hulett †	182,915	65,544
		441,770
Taiwan – 19.79%
Hon Hai Precision Industry	3,881,564	14,556,415
MediaTek	1,125,000	48,273,219
Taiwan Semiconductor
Manufacturing	3,756,864	83,105,585
		145,935,219
Turkey – 0.55%
D-MARKET Elektronik Hizmetler
ve Ticaret ADR †	15,200	29,032
Turkcell Iletisim Hizmetleri	677,165	944,929
Turkiye Sise ve Cam Fabrikalari	3,008,750	3,043,093
		4,017,054
United Kingdom – 0.27%
Griffin Mining †	1,642,873	2,012,458
		2,012,458
Total Common Stock
(cost $492,778,151)		691,905,731

Convertible Preferred Stock – 0.03%
Republic of Korea – 0.03%
CJ	4,204	249,119
Total Convertible Preferred Stock
(cost $470,723)		249,119

Preferred Stock – 5.82%Δ
Brazil – 0.57%
Centrais Eletricas Brasileiras
Class B 6.56% **	216,779	1,284,717
Petroleo Brasileiro ADR 20.58%
**	285,509	2,886,496
		4,171,213
Republic of Korea – 4.22%
CJ 3.87% **	28,030	1,267,309
Samsung Electronics 1.51% **	499,750	29,877,889
		31,145,198
Russia – 1.03%
Transneft PJSC **	3,606	7,626,080
		7,626,080
Total Preferred Stock
(cost $16,880,353)		42,942,491

Warrants – 0.02%
Argentina – 0.02%
Irsa Inversiones y
Representaciones exercise
price 0.18, expiration date
3/5/26 †	594,450	108,190
Total Warrants
(cost $0)		108,190

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

	Number of
	shares	Value (US $)
Participation Notes – 0.00%
Lehman Indian Oil
CW 12 LEPO =	100,339	$0
Lehman Oil & Natural Gas
CW 12 LEPO =	146,971	0
Total Participation Notes
(cost $4,952,197)		0

Short-Term Investments – 0.48%
Money Market Mutual Funds – 0.48%
BlackRock FedFund –
Institutional Shares (seven-
day effective yield 0.03%)	873,329	873,329
Fidelity Investments Money
Market Government Portfolio
– Class I (seven-day effective
yield 0.01%)	873,329	873,329
GS Financial Square
Government Fund –
Institutional Shares (seven-
day effective yield 0.02%)	873,329	873,329
Morgan Stanley Government
Portfolio – Institutional
Share Class (seven-day
effective yield 0.03%)	873,328	873,328
Total Short-Term Investments
(cost $3,493,315)		3,493,315
Total Value of
Securities–100.15%
(cost $518,574,739)		$738,698,846

Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 5 in “Security type / country and sector allocations.”
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2021, the aggregate value of Rule 144A securities was $32,122,502, which represents 4.35% of the Series’ net assets. See Note 10 in “Notes to financial statements.”
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
**	Perpetual security with no stated maturity date.

Summary of abbreviations:

ADR – American Depositary Receipt
GDR – Global Depositary Receipt
GS – Goldman Sachs
LEPO – Low Exercise Price Option
PJSC – Private Joint Stock Company

See accompanying notes, which are an integral part of the financial statements.

8

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

December 31, 2021

Assets:
Investments, at value*	$738,698,846
Cash	2,923,660
Foreign currencies, at valueΔ	755,465
Dividends receivable	1,512,275
Receivable for series shares sold	124,608
Foreign tax reclaims receivable	10
Other assets	4,951
Total Assets	744,019,815
Liabilities:
Due to custodian	37,874
Payable for securities purchased	2,923,660
Foreign capital gains tax payable	2,138,360
Investment management fees payable to affiliates	755,948
Payable for series shares redeemed	197,239
Custodian fees payable	187,227
Distribution fees payable to affiliates	90,991
Other accrued expenses	44,507
Audit and tax fees payable	4,734
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,633
Accounting and administration expenses payable to affiliates	2,585
Trustees’ fees and expenses payable to affiliates	1,822
Legal fees payable to affiliates	1,576
Reports and statements to shareholders expenses payable to affiliates	592
Total Liabilities	6,391,748
Total Net Assets	$737,628,067

Net Assets Consist of:
Paid-in capital	$502,886,454
Total distributable earnings (loss)	234,741,613
Total Net Assets	$737,628,067

Net Asset Value
Standard Class:
Net assets	$377,296,231
Shares of beneficial interest outstanding, unlimited authorization, no par	13,299,381
Net asset value per share	$28.37
Service Class:
Net assets	$360,331,836
Shares of beneficial interest outstanding, unlimited authorization, no par	12,755,405
Net asset value per share	$28.25
____________________
*Investments, at cost	$518,574,739
ΔForeign currencies, at cost	756,197

See accompanying notes, which are an integral part of the financial statements.

9

Statement of operations
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Year ended December 31, 2021

Investment Income:
Dividends	$36,518,980
Foreign tax withheld	(2,455,123)
34,063,857

Expenses:
Management fees	9,161,538
Distribution expenses — Service Class	1,132,830
Custodian fees	349,623
Accounting and administration expenses	158,777
Dividend disbursing and transfer agent fees and expenses	63,803
Legal fees	51,385
Audit and tax fees	35,760
Reports and statements to shareholders expenses	25,869
Trustees’ fees and expenses	24,642
Registration fees	15
Other	21,887
11,026,129
Less expenses waived	(634,965)
Less expenses paid indirectly	(2)
Total operating expenses	10,391,162
Net Investment Income	23,672,695
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	(6,733,877)
Foreign currencies	(122,489)
Foreign currency exchange contracts	25,579
Net realized loss	(6,830,787)
Net change in unrealized appreciation (depreciation) of:
Investments[1]	(37,878,312)
Foreign currencies	(19,369)
Net change in unrealized appreciation (depreciation)	(37,897,681)
Net Realized and Unrealized Loss	(44,728,468)
Net Decrease in Net Assets Resulting from Operations	$(21,055,773)

[1]	Includes $(4,537) capital gains tax paid and $(456,563) capital gains tax accrued.

See accompanying notes, which are an integral part of the financial statements.

10

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

	Year ended
	12/31/21	12/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$23,672,695	$1,790,192
Net realized gain (loss)	(6,830,787)	12,463,755
Net change in unrealized appreciation (depreciation)	(37,897,681)	134,262,854
Net increase (decrease) in net assets resulting from operations	(21,055,773)	148,516,801

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(2,707,604)	(8,232,867)
Service Class	(1,921,987)	(7,811,796)
	(4,629,591)	(16,044,663)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	77,991,728	32,698,341
Service Class	37,115,785	22,978,468

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,707,604	8,232,867
Service Class	1,921,987	7,811,796
	119,737,104	71,721,472
Cost of shares redeemed:
Standard Class	(29,293,517)	(92,309,163)
Service Class	(45,809,192)	(79,894,429)
	(75,102,709)	(172,203,592)
Increase (decrease) in net assets derived from capital share transactions	44,634,395	(100,482,120)
Net Increase in Net Assets	18,949,031	31,990,018

Net Assets:
Beginning of year	718,679,036	686,689,018
End of year	$737,628,067	$718,679,036

See accompanying notes, which are an integral part of the financial statements.

11

Financial highlights
Delaware VIP® Emerging Markets Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$29.42	$24.27	$20.36	$25.06	$17.94

Income (loss) from investment operations
Net investment income[1]	1.00	0.10	0.19	0.16	0.53
Net realized and unrealized gain (loss)	(1.81)	5.65	4.35	(3.98)	6.72
Total from investment operations	(0.81)	5.75	4.54	(3.82)	7.25

Less dividends and distributions from:
Net investment income	(0.10)	(0.18)	(0.15)	(0.80)	(0.13)
Net realized gain	(0.14)	(0.42)	(0.48)	(0.08)	—
Total dividends and distributions	(0.24)	(0.60)	(0.63)	(0.88)	(0.13)

Net asset value, end of period	$28.37	$29.42	$24.27	$20.36	$25.06
Total return[2]	(2.84)[3]	25.09% [3]	22.63% [3]	(15.81% )	40.55% [3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$377,296	$339,348	$328,524	$236,592	$291,019
Ratio of expenses to average net assets[4]	1.25%	1.28%	1.30%	1.34%	1.36%
Ratio of expenses to average net assets prior to fees waived[4]	1.34%	1.36%	1.34%	1.34%	1.38%
Ratio of net investment income to average net assets	3.34%	0.44%	0.86%	0.71%	2.40%
Ratio of net investment income to average net assets prior to
fees waived	3.25%	0.36%	0.82%	0.71%	2.38%
Portfolio turnover	2%	3%	20%	11%	6%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

12

Delaware VIP® Emerging Markets Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$29.31	$24.17	$20.28	$24.97	$17.88

Income (loss) from investment operations
Net investment income[1]	0.90	0.03	0.12	0.10	0.48
Net realized and unrealized gain (loss)	(1.80)	5.64	4.34	(3.97)	6.69
Total from investment operations	(0.90)	5.67	4.46	(3.87)	7.17

Less dividends and distributions from:
Net investment income	(0.02)	(0.11)	(0.09)	(0.74)	(0.08)
Net realized gain	(0.14)	(0.42)	(0.48)	(0.08)	—
Total dividends and distributions	(0.16)	(0.53)	(0.57)	(0.82)	(0.08)

Net asset value, end of period	$28.25	$29.31	$24.17	$20.28	$24.97
Total return[2]	(3.13% )	24.69%	22.25%	(16.03% )	40.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$360,332	$379,331	$358,165	$323,530	$386,207
Ratio of expenses to average net assets[3]	1.55%	1.58%	1.60%	1.62%	1.61%
Ratio of expenses to average net assets prior to fees waived[3]	1.64%	1.66%	1.64%	1.64%	1.68%
Ratio of net investment income to average net assets	3.04%	0.14%	0.56%	0.43%	2.15%
Ratio of net investment income to average net assets prior to
fees waived	2.95%	0.06%	0.52%	0.41%	2.08%
Portfolio turnover	2%	3%	20%	11%	6%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

13

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

December 31, 2021

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Emerging Markets Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2021, and for all open tax years (years ended December 31, 2018–December 31, 2020), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2021, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under

14

“Net realized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended December 31, 2021.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2021, the Series earned $2 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 1.25% on the first $500 million of average daily net assets of the Series, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, and 1.10% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 1.23% of the Series’ average daily net assets from April 30, 2021 through December 31, 2021.* From January 1, 2021 through April 29, 2021, DMC contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expense to 1.28% of the Series’ average daily net assets. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on its behalf. DMC may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

(continues)                    15

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2021, the Series was charged $29,880 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2021, the Series was charged $55,697 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2021, the Series was charged $30,958 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 30, 2022.

3. Investments

For the year ended December 31, 2021, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$76,391,243
Sales	16,376,057

16

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$521,229,424
Aggregate unrealized appreciation of investments	$342,098,883
Aggregate unrealized depreciation of investments	(124,629,461)
Net unrealized appreciation of investments	$217,469,422

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock
Argentina	$3,812,409	$865,961	$—	$4,678,370
Bahrain	967,641	—	—	967,641
Brazil	30,113,871	—	—	30,113,871
Chile	5,043,000	—	—	5,043,000
China/Hong Kong	204,809,643	—	—	204,809,643
India	79,313,649	94,677	—	79,408,326
Indonesia	—	6,487,448	—	6,487,448

(continues)                    17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Japan	$—	$4,033,003	$—	$4,033,003
Malaysia	364,715	—	—	364,715
Mexico	26,795,814	—	—	26,795,814
Peru	2,610,348	—	—	2,610,348
Philippines	1,670,116	—	—	1,670,116
Republic of Korea	33,341,999	100,862,803	—	134,204,802
Russia	29,874,358	8,437,775	—	38,312,133
South Africa	441,770	—	—	441,770
Taiwan	—	145,935,219	—	145,935,219
Turkey	4,017,054	—	—	4,017,054
United Kingdom	2,012,458	—	—	2,012,458
Convertible Preferred Stock	—	249,119	—	249,119
Participation Notes	—	—	—[1]	—
Preferred Stock[2]	4,171,213	38,771,278	—	42,942,491
Warrants	108,190	—	—	108,190
Short-Term Investments	3,493,315	—	—	3,493,315
Total Value of Securities	$432,961,563	$305,737,283	$—	$738,698,846

[1]	The security that has been valued at zero on the Schedule of investments is considered to be Level 3 investments in this table.
[2]

Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Preferred Stock	9.71%	90.29%	—	100.00%

As a result of utilizing international fair value pricing at December 31, 2021, a portion of the common stock in the portfolio was categorized as Level 2.

During the year ended December 31, 2021, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the period in relation to the Series’ net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Series’ net assets at the beginning or end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:

	Year ended
	12/31/21	12/31/20
Ordinary income	$1,339,848	$4,294,552
Long-term capital gains	3,289,743	11,750,111
Total	$4,629,591	$16,044,663

18

5. Components of Net Assets on a Tax Basis

As of December 31, 2021, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$502,886,454
Undistributed ordinary income	24,001,469
Net unrealized appreciation on investments and foreign
currencies	217,469,422
Capital loss carryforwards	(6,729,278)
Net assets	$737,628,067

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of passive foreign investment companies (PFICS).

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2021, the Series had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At December 31, 2021, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$456,082	$6,273,196	$6,729,278

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/21	12/31/20
Shares sold:
Standard Class	2,643,070	1,432,267
Service Class	1,257,728	1,059,365
Shares issued upon reinvestment of dividends and distributions:
Standard Class	88,920	432,399
Service Class	63,265	410,931
	4,052,983	3,334,962
Shares redeemed:
Standard Class	(966,708)	(3,864,536)
Service Class	(1,507,444)	(3,347,167)
	(2,474,152)	(7,211,703)
Net increase (decrease)	1,578,831	(3,876,741)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% with the addition of an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were

(continues)                    19

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

7. Line of Credit (continued)

permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 1, 2021.

On November 1, 2021, the Series, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described above and operates in substantially the same manner as the original Agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 31, 2022.

The Series had no amounts outstanding as of December 31, 2021, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Series may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also enter these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2021.

During the year ended December 31, 2021, the Series entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

During the year ended December 31, 2021, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of operations.”

The table below summarizes the average balance of derivative holdings by the Series during the year ended December 31, 2021:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$75,513	$12,211

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the

20

following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2021, the Series had no securities out on loan.

10. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

(continues)                    21

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

10. Credit and Market Risk (continued)

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in the Series’ financial statements.

22

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Emerging Markets Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Emerging Markets Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, broker and transfer agents; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

23

Other Series information (Unaudited)
Delaware VIP® Emerging Markets Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2021, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	71.06%
(B) Ordinary Income Distributions (Tax Basis)	28.94%
Total Distributions (Tax Basis)	100.00%
___________________

(A) and (B) are based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $1,790,917. The gross foreign source income earned during the fiscal year 2021 by the Series was $36,517,699.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Emerging Markets Series at a meeting held August 10-12, 2021

At a meeting held on August 10-12, 2021 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Emerging Markets Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Asset Management”) and the Sub-Advisers, as applicable concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2021, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds by Macquarie® (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

24

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of each Sub-Adviser’s personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of each Sub-Adviser and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by each Sub-Adviser.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2020. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all emerging markets funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, and 10-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 5-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2022 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

25

Other Series information (Unaudited)
Delaware VIP® Emerging Markets Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Emerging Markets Series at a meeting held August 10-12, 2021 (continued)

Management profitability. Trustees were also given available information on profits being realized by each Sub-Adviser in relation to the services being provided to the Series and in relation to each Sub-Advisers overall investment advisory business but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by each Sub-Adviser in connection with its relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2021, the Series’ net assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

26

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	148	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	148	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	148	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	148	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	148	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

27

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

H. Jeffrey Dobbs[3]	Trustee	Since December 2021	Global Sector Chairman,	148	Director, Valparaiso
610 Market Street			Industrial Manufacturing,		University
Philadelphia, PA			KPMG LLP		(2012–Present)
19106-2354			(2010-2015)		Director, TechAccel LLC
May 1955					(2015–Present) (Tech
R&D)
Board Member, Kansas
City Repertory Theatre
(2015–Present)
Board Member, Patients
Voices, Inc. (healthcare)
(2018–Present)
Kansas City Campus for
Animal Care
(2018–Present)
Director, National
Association of
Manufacturers
(2010–2015)
Director, The Children’s
Center
(2003–2015)
Director, Metropolitan
Affairs Coalition
(2003–2015)
Director, Michigan
Roundtable for Diversity
and Inclusion
(2003–2015)
Trustee, Ivy Funds
Complex
(2019–2021)

John A. Fry	Trustee	Since January 2001	Drexel University	148	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College		Governance Committee
19106-2354			(July 2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director, Audit and
Compensation Committee
Member — vTv
Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

28

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph Harroz, Jr.[3]	Trustee	Since December 2021	President (2020–Present), Interim President	148	Director, OU Medicine, Inc.
610 Market Street			(2019–2020), Vice President (2010–2019) and		(2020–Present)
Philadelphia, PA			Dean (2010–2019), College of Law, University		Director and Shareholder,
19106-2354			of Oklahoma; Managing Member, Harroz		Valliance Bank
January 1967			Investments, LLC, (commercial enterprises)		(2007–Present)
			(1998–2019); Managing Member, St. Clair, LLC		Director, Foundation
			(commercial enterprises) (2019–Present)		Healthcare (formerly
Graymark HealthCare)
(2008–2017)
Trustee, the Mewbourne
Family Support
Organization
(2006–Present) (non-
profit) Independent
Director, LSQ Manager,
Inc. (real estate)
(2007–2016)
Director, Oklahoma
Foundation for Excellence
(non-profit)
(2008–Present)
Trustee, Ivy Funds
Complex
(1998–2021)

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Hall Family
610 Market Street			Hospitals and Clinics		Foundation
Philadelphia, PA			(2016–2019)		(1993–Present)
19106-2354			CFO, Children’s Mercy Hospitals and Clinics		Director, Westar Energy
September 1957			(2005–2016)		(utility) (2004–2018)
Trustee, Nelson-Atkins
Museum of Art (non-
profit) (2021–Present)
(2007–2020)
Director, Turn the Page KC
(non-profit) (2012–2016)
Director, Kansas
Metropolitan Business and
Healthcare Coalition (non-
profit) (2017–2019)
Director, National
Association of Corporate
Directors (non-profit)
National Board (2022–
Present); Regional Board
(2017–2021)
Director, American Shared
Hospital Services (medical
device) (2017–2021)
Director, Evergy, Inc.,
Kansas City Power & Light
Company, KCP&L Greater
Missouri Operations
Company, Westar Energy,
Inc. and Kansas Gas and
Electric Company (related
utility companies) (2018–
Present)

29

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Stowers
(continued)			Hospitals and Clinics		(research) (2018)
610 Market Street			(2016–2019);		Co-Chair, Women
Philadelphia, PA			CFO, Children’s Mercy Hospitals and Clinics		Corporate Directors
19106-2354			(2005–2016)		(director education)
September 1957					(2018–2020)
Trustee, Ivy Funds
Complex
(2019-2021)
Director, Brixmor Property
Group Inc.
(2021–Present)
Director, Sera
Prognostics Inc.
(biotechnology)
(2021–Present)
Director, Recology
(resource recovery)
(2021–Present)

Frances A.	Trustee	Since September 2011	Private Investor	148	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean (August 2011–		and Compensation
			March 2012) and Interim Dean		Committee Member —
			(January 2011–July 2011) — University of		Callon Petroleum
			Miami School of Business Administration		Company
			President — U.S. Trust, Bank of America		(December 2019–Present)
			Private Wealth Management (Private Banking)		Director — New Senior
			(July 2007-December 2008)		Investment Group Inc.
(January 2021–September
2021)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC Financial Services	148	Director — HSBC North
610 Market Street			Group		America Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

30

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	148	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member —
The Merger Fund
(2013–October 2021),
The Merger Fund VL
(2013–October 2021);
WCM Alternatives: Event-
Driven Fund (2013–
October 2021), and WCM
Alternatives: Credit Event
Fund (December 2017–
October 2021)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	148	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	148	None[4]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Senior Vice President and	Senior Vice President and	Daniel V. Geatens has served in various	148	None[4]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	148	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

31

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
[4]

David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

32

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2013686)
AR-VIPEM-222

Delaware VIP® Trust

Delaware VIP Small Cap Value Series

December 31, 2021

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Small Cap Value Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2022 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

 January 11, 2022 (Unaudited)

The investment objective of the Series is to seek capital appreciation.

For the fiscal year ended December 31, 2021, Delaware VIP Small Cap Value Series (the “Series”) Standard Class shares advanced 34.42% and Service Class shares advanced 34.02%. This figure reflects all dividends reinvested. The Series’ benchmark, the Russell 2000® Value Index, advanced 28.27% for the same period.

During 2021, small-cap value stocks outperformed the returns of small-cap growth stocks and mid- and large-cap stocks. During the fiscal year, investors showed a strong preference for higher-quality companies in more cyclical sectors of the market. As mentioned above, the Series’ benchmark appreciated 28.27% while the Russell 2000® Growth Index appreciated 2.84%. The large-cap Russell 1000® Index gained 26.46% while the Russell Midcap® Index gained 22.58%.

Within the benchmark, each of the sectors generated a positive return for the fiscal year. The energy, transportation, real estate investment trusts (REITs), consumer discretionary, and basic industry sectors in the benchmark generated the strongest returns during the fiscal year, with each advancing more than 30%. The healthcare, utilities, technology, and consumer staples sectors advanced over the fiscal year but were relative laggards. During the fiscal year, higher-quality companies in the benchmark returned more on average than lower-quality companies. Higher-quality companies, particularly those that had higher return on equity (ROE) advanced more on average than lower-quality companies like those with lower ROEs. Additionally, companies in the benchmark with lower price-to-earnings ratios (P/E), which we view as higher quality, returned more on average than companies with higher P/E ratios, which we view as lower quality.

Within the Series, stock selection and sector positioning contributed to relative outperformance during the fiscal year. Stock selection and relative overweight allocations contributed to performance in the financial services, basic industry, and technology sectors. The Series’ holdings in the industrials sector outperformed those in the benchmark, which contributed. The healthcare sector of the benchmark was the weakest-returning sector for the fiscal year and the Series’ underweight positioning contributed on a relative basis. Stock selection detracted in the consumer discretionary, transportation, energy, and consumer staples sectors as the Series’ holdings lagged the stronger returns of those sectors in the benchmark.

Atkore Inc. manufactures electrical raceway and mechanical products that frame and secure a range of structures. Shares of Atkore outperformed its peers in the electrical equipment industry during the Series’ fiscal year when the company achieved record earnings. Atkore benefited from its ability to increase selling prices to offset higher input costs and improve margins. During the fiscal year, Atkore refinanced its debt and repurchased its stock, further strengthening its balance sheet and demonstrating that it is committed to diligence in its approach to capital deployment. We maintained the Series’ position in Atkore as we continue to see value here.

Louisiana-Pacific Corp. is a leader in high-performance building solutions and manufactures engineered wood building products for builders, remodelers, and homeowners. Louisiana-Pacific continues to reduce the cyclicality of its business by strategically converting capacity for oriented strand board (OSB) into higher-margin siding, which is sold under the company’s LP SmartSide brand. Louisiana-Pacific exceeded its three-year transformation targets for growth and efficiency in February – the end of its 2020 fiscal year – one year ahead of schedule. Louisiana-Pacific has returned free cash flow to shareholders through share repurchases and dividends, which were increased during the Series’ fiscal year.

East West Bancorp Inc., headquartered in California, is one of the largest independent banks, operating more than 120 locations in the US and China. The bank reported several quarters of better-than-expected earnings results during the fiscal year. We maintained the Series’ position in East West Bancorp as of the end of the Series’ fiscal year as its loan growth has accelerated and its profitability is strong.

Cable One Inc. is a video, broadband communications, and telephone provider serving residential and business customers in 24 states. With more Americans staying home during the pandemic, Cable One added more broadband subscribers than expected. Shares of Cable One traded down during the Series’ fiscal year when the pace of subscription growth slowed. We maintained the Series’ position in Cable One as its financial results remain strong and it has margin expansion potential, in our opinion.

Avanos Medical Inc. is a medical-device company operating two main divisions: chronic care, which includes respiratory and digestive health products, and pain management, which includes pumps and devices. Avanos Medical detracted over the Series’ fiscal year as its financial results suffered from higher inflationary costs and continued delays and postponements of elective surgical procedures. Avanos Medical’s management team is focused on margin improvements and continues to find ways to increase productivity and lower its cost structure. We maintained the Series’ position in Avanos because its valuation is discounted relative to its industry peers, and it has a strong balance sheet.

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Kemper Corp. is a multiline insurance company that offers property and casualty, life, and health insurance products primarily to middle- and low-income consumers. Kemper’s property and casualty business division primarily sells non-standard personal auto and low-premium commercial auto policies. Its life and health division sells term life insurance with low face amounts and supplemental health and accident policies to middle-income customers. During the Series’ fiscal year, shares of Kemper detracted as profitability weakened due to soft pricing during the pandemic lockdowns and higher claims now that the economy is reopening. We maintained the Series’ position in Kemper as it trades at a discount to book value. Additionally, in our opinion, management has taken corrective actions, including rate increases, to position the company for growth.

The Series’ ended the fiscal year with overweights to sectors where we viewed valuations and free cash flow generation as more attractive. Compared to the benchmark, the Series ended the fiscal year overweight the basic industry, technology, financial services, and industrials sectors. The Series ended the fiscal year underweight the healthcare, REITs, utilities, and energy sectors. Sector weightings were comparable to those in the benchmark in the consumer discretionary, consumer staples, and transportation sectors at fiscal year-end.

Our team’s disciplined philosophy remains unchanged. We continue to focus on bottom-up stock selection and specifically on identifying companies that, in our view, trade at attractive valuations, generate strong free cash flow, and have the ability to implement shareholder-friendly policies through share buybacks, dividend increases, and debt reduction.

2      Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2021
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
December 27, 1993)	+34.42%	+19.11%	+9.53%	+12.08%	+10.90%
Service Class shares (commenced operations on
April 30, 2000)	+34.02%	+18.75%	+9.22%	+11.78%	+10.78%
Russell 2000 Value Index	+28.27%	+17.99%	+9.07%	+12.03%	—

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.08%, while total operating expenses for Standard Class and Service Class shares were 0.78% and 1.08%, respectively. The management fee for Standard Class and Service Class shares was 0.72%.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Performance of a $10,000 investment

For period beginning December 31, 2011 through December 31, 2021

For period beginning December 31, 2011 through December 31, 2021	Starting value	Ending value
Delaware VIP Small Cap Value Series — Standard Class shares	$10,000	$31,281
Russell 2000 Value Index	$10,000	$31,141

The graph shows a $10,000 investment in Delaware VIP Small Cap Value Series Standard Class shares for the period from December 31, 2011 through December 31, 2021.

The graph also shows $10,000 invested in the Russell 2000 Value Index for the period from December 31, 2011 through December 31, 2021. The Russell 2000 Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Growth Index, mentioned on page 1, measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Index, mentioned on page 1, measures the performance of the large-cap segment of the US equity universe.

The Russell Midcap Index, mentioned on page 1, measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

4

Disclosure of Series expenses
For the six-month period from July 1, 2021 to December 31, 2021 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2021 to December 31, 2021.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/21 to
	7/1/21	12/31/21	Ratio	12/31/21*
Actual Series return†
Standard Class	$1,000.00	$1,082.00	0.75%	$3.94
Service Class	1,000.00	1,080.50	1.05%	5.51
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.43	0.75%	$3.82
Service Class	1,000.00	1,019.91	1.05%	5.35

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

5

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

As of December 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock ◆	99.11%
Basic Industry	9.15%
Business Services	2.29%
Capital Spending	10.36%
Consumer Cyclical	3.93%
Consumer Services	7.48%
Consumer Staples	3.01%
Energy	5.53%
Financial Services*	27.89%
Healthcare	4.36%
Real Estate	8.39%
Technology	11.28%
Transportation	2.51%
Utilities	2.93%
Short-Term Investments	0.76%
Total Value of Securities	99.87%
Receivables and Other Assets Net of
Liabilities	0.13%
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Financial Services sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Financial Services sector consisted of Banks, Diversified Financial Services, Insurance, and Savings & Loans. As of December 31, 2021, such amounts, as a percentage of total net assets were 19.48%, 2.18%, 5.46%, and 0.77%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the Financial Services sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
East West Bancorp	2.89%
Western Alliance Bancorp	2.39%
Louisiana-Pacific	2.31%
MasTec	2.28%
Stifel Financial	2.18%
Hancock Whitney	1.93%
ITT	1.91%
Devon Energy	1.87%
Webster Financial	1.82%
WESCO International	1.76%

6

Schedule of investments
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

December 31, 2021

	Number of
	shares	Value (US $)
Common Stock – 99.11%◆
Basic Industry — 9.15%
Arconic †	434,700	$14,349,447
Ashland Global Holdings	98,300	10,582,978
Avient	235,800	13,193,010
Berry Global Group †	372,100	27,453,538
HB Fuller	203,600	16,491,600
Huntsman	505,600	17,635,328
Louisiana-Pacific	476,000	37,294,600
Summit Materials Class A †	271,000	10,877,940
		147,878,441
Business Services – 2.29%
Deluxe	116,800	3,750,448
PAE †	480,400	4,770,372
WESCO International †	216,900	28,541,871
		37,062,691
Capital Spending – 10.36%
Altra Industrial Motion	350,070	18,053,110
Atkore †	236,700	26,318,673
H&E Equipment Services	200,400	8,871,708
ITT	302,400	30,902,256
KBR	277,093	13,195,169
MasTec †	399,946	36,907,017
Primoris Services	323,900	7,767,122
Regal Rexnord	76,052	12,942,529
Zurn Water Solutions	341,200	12,419,680
		167,377,264
Consumer Cyclical – 3.93%
Adient †	310,400	14,861,952
Barnes Group	214,400	9,988,896
KB Home	308,100	13,781,313
Leggett & Platt	190,400	7,836,864
Meritage Homes †	140,100	17,100,606
		63,569,631
Consumer Services – 7.48%
Acushnet Holdings	177,100	9,400,468
Cable One	4,650	8,200,043
Choice Hotels International	66,100	10,310,939
Cracker Barrel Old Country
Store	86,800	11,165,952
Denny’s †	281,200	4,499,200
Group 1 Automotive	72,800	14,212,016
Nexstar Media Group
Class A	64,900	9,798,602
PROG Holdings †	194,200	8,760,362
Steven Madden	224,550	10,434,838
Texas Roadhouse	89,500	7,990,560
UniFirst	72,800	15,317,120
Wolverine World Wide	377,375	10,872,174
		120,962,274
Consumer Staples – 3.01%
J & J Snack Foods	75,500	11,925,980
Performance Food Group †	285,737	13,112,471
Scotts Miracle-Gro	44,800	7,212,800
Spectrum Brands Holdings	160,500	16,326,060
		48,577,311
Energy – 5.53%
CNX Resources †	1,200,600	16,508,250
Delek US Holdings †	323,100	4,843,269
Devon Energy	686,077	30,221,692
Dril-Quip †	152,900	3,009,072
Helix Energy Solutions
Group †	884,600	2,759,952
Magnolia Oil & Gas Class A	868,600	16,390,482
Patterson-UTI Energy	1,093,000	9,235,850
Renewable Energy Group †	150,767	6,398,551
		89,367,118
Financial Services – 27.89%
American Equity Investment
Life Holding	612,900	23,854,068
Bank of NT Butterfield & Son	263,500	10,041,985
East West Bancorp	593,336	46,683,676
Essent Group	220,100	10,021,153
First Financial Bancorp	605,100	14,752,338
First Interstate BancSystem
Class A	186,000	7,564,620
FNB	1,907,800	23,141,614
Great Western Bancorp	465,900	15,821,964
Hancock Whitney	622,800	31,152,456
Hanover Insurance Group	146,700	19,226,502
Kemper	149,000	8,759,710
NBT Bancorp	141,300	5,442,876
Prosperity Bancshares	162,000	11,712,600
S&T Bancorp	202,242	6,374,668
Sandy Spring Bancorp	187,000	8,990,960
Selective Insurance Group	262,190	21,483,849
Sterling Bancorp	484,200	12,487,518
Stewart Information Services	61,300	4,887,449
Stifel Financial	501,350	35,305,067
Synovus Financial	413,300	19,784,671
Umpqua Holdings	1,219,700	23,467,028
Valley National Bancorp	1,594,500	21,924,375
Webster Financial	526,600	29,405,344
Western Alliance Bancorp	358,700	38,614,055
		450,900,546
Healthcare – 4.36%
Avanos Medical †	274,700	9,523,849
Integer Holdings †	164,600	14,088,114

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

	Number of
	shares	Value (US $)
Common Stock ◆ (continued)
Healthcare (continued)
Integra LifeSciences
Holdings †	223,800	$14,992,362
Nuvasive †	113,600	5,961,728
Ortho Clinical
Diagnostics Holdings †	270,500	5,785,995
Select Medical Holdings	294,000	8,643,600
Service Corp. International	161,100	11,436,489
		70,432,137
Real Estate – 8.39%
Brandywine Realty Trust	985,533	13,225,853
Broadstone Net Lease	95,618	2,373,239
Independence Realty Trust	362,300	9,358,209
Kite Realty Group Trust	498,918	10,866,434
Life Storage	126,550	19,384,929
LXP Industrial Trust	1,113,100	17,386,622
National Health Investors	182,300	10,476,781
Outfront Media	712,000	19,095,840
RPT Realty	626,000	8,375,880
Spirit Realty Capital	370,400	17,849,576
Summit Hotel Properties †	743,300	7,254,608
		135,647,971
Technology – 11.28%
Cirrus Logic †	156,400	14,391,928
Concentrix	70,400	12,574,848
Diodes †	106,500	11,694,765
Flex †	1,078,557	19,769,950
NCR †	188,276	7,568,695
NetScout Systems †	277,563	9,181,784
ON Semiconductor †	416,155	28,265,248
TD SYNNEX	68,000	7,776,480
Teradyne	127,827	20,903,549
Tower Semiconductor †	496,600	19,705,088
TTM Technologies †	864,712	12,884,209
Viavi Solutions †	732,000	12,897,840
Vishay Intertechnology	218,700	4,782,969
		182,397,353
Transportation – 2.51%
Kirby †	165,300	9,822,126
Saia †	26,150	8,813,334
SkyWest †	142,500	5,600,250
Werner Enterprises	343,100	16,352,146
		40,587,856
Utilities – 2.93%
ALLETE	187,600	12,447,260
Black Hills	193,900	13,683,523
South Jersey Industries	381,100	9,954,332
Southwest Gas Holdings	159,900	11,200,995
		47,286,110
Total Common Stock
(cost $924,950,465)		1,602,046,703

Short-Term Investments – 0.76%
Money Market Mutual Funds – 0.76%
BlackRock FedFund –
Institutional Shares (seven-
day effective yield 0.03%)	3,083,286	3,083,286
Fidelity Investments Money
Market Government
Portfolio – Class I (seven-
day effective yield 0.01%)	3,083,287	3,083,287
GS Financial Square
Government Fund –
Institutional Shares (seven-
day effective yield 0.02%)	3,083,287	3,083,287
Morgan Stanley Government
Portfolio – Institutional
Share Class (seven-day
effective yield 0.03%)	3,083,287	3,083,287
Total Short-Term Investments
(cost $12,333,147)		12,333,147
Total Value of
Securities—99.87%
(cost $937,283,612)		$1,614,379,850

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

8

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

December 31, 2021

Assets:
Investments, at value*	$1,614,379,850
Receivable for securities sold	3,776,943
Dividends and interest receivable	1,484,975
Receivable for series shares sold	412,776
Other assets	10,999
Total Assets	1,620,065,543
Liabilities:
Due to custodian	10,999
Payable for securities purchased	1,297,475
Payable for series shares redeemed	959,229
Investment management fees payable to affiliates	935,747
Distribution fees payable to affiliates	272,612
Other accrued expenses	81,951
Dividend disbursing and transfer agent fees and expenses payable to affiliates	10,062
Accounting and administration expenses payable to affiliates	5,217
Trustees’ fees and expenses payable	3,927
Legal fees payable to affiliates	3,422
Audit and tax fees payable	3,150
Reports and statements to shareholders expenses payable to affiliates	1,230
Total Liabilities	3,585,021
Total Net Assets	$1,616,480,522

Net Assets Consist of:
Paid-in capital	$832,811,611
Total distributable earnings (loss)	783,668,911
Total Net Assets	$1,616,480,522

Net Asset Value
Standard Class:
Net assets	$522,319,418
Shares of beneficial interest outstanding, unlimited authorization, no par	11,468,686
Net asset value per share	$45.54
Service Class:
Net assets	$1,094,161,104
Shares of beneficial interest outstanding, unlimited authorization, no par	24,175,247
Net asset value per share	$45.26
____________________
*Investments, at cost	$937,283,612

See accompanying notes, which are an integral part of the financial statements.

9

Statement of operations
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Year ended December 31, 2021

Investment Income:
Dividends	$23,000,385
Interest	21
23,000,406

Expenses:
Management fees	10,640,354
Distribution expenses — Service Class	3,068,376
Accounting and administration expenses	284,609
Dividend disbursing and transfer agent fees and expenses	130,878
Legal fees	98,548
Trustees’ fees and expenses	49,187
Custodian fees	47,647
Reports and statements to shareholders expenses	40,172
Audit and tax fees	29,506
Registration fees	15
Other	29,450
14,418,742
Less expenses paid indirectly	(3)
Total operating expenses	14,418,739
Net Investment Income	8,581,667
Net Realized and Unrealized Gain:
Net realized gain on investments	108,182,310
Net change in unrealized appreciation (depreciation) of investments	313,331,545
Net Realized and Unrealized Gain	421,513,855
Net Increase in Net Assets Resulting from Operations	$430,095,522

See accompanying notes, which are an integral part of the financial statements.

10

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

	Year ended
	12/31/21	12/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,581,667	$10,876,537
Net realized gain (loss)	108,182,310	(10,108,029)
Net change in unrealized appreciation (depreciation)	313,331,545	5,950,504
Net increase in net assets resulting from operations	430,095,522	6,719,012

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(4,302,653)	(25,011,585)
Service Class	(6,284,187)	(51,786,059)
	(10,586,840)	(76,797,644)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	92,896,158	74,638,065
Service Class	116,866,106	179,247,479

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	4,302,653	25,011,585
Service Class	6,284,187	51,786,059
	220,349,104	330,683,188
Cost of shares redeemed:
Standard Class	(137,335,057)	(88,479,416)
Service Class	(190,326,537)	(182,581,130)
	(327,661,594)	(271,060,546)
Increase (decrease) in net assets derived from capital share transactions	(107,312,490)	59,622,642
Net Increase (Decrease) in Net Assets	312,196,192	(10,455,990)

Net Assets:
Beginning of year	1,304,284,330	1,314,740,320
End of year	$1,616,480,522	$1,304,284,330

See accompanying notes, which are an integral part of the financial statements.

11

Financial highlights
Delaware VIP® Small Cap Value Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$34.16	$38.30	$32.76	$42.73	$39.84

Income (loss) from investment operations
Net investment income[1]	0.32	0.35	0.44	0.41	0.34
Net realized and unrealized gain (loss)	11.41	(2.28)	8.48	(7.03)	4.30
Total from investment operations	11.73	(1.93)	8.92	(6.62)	4.64

Less dividends and distributions from:
Net investment income	(0.35)	(0.41)	(0.40)	(0.35)	(0.35)
Net realized gain	—	(1.80)	(2.98)	(3.00)	(1.40)
Total dividends and distributions	(0.35)	(2.21)	(3.38)	(3.35)	(1.75)

Net asset value, end of period	$45.54	$34.16	$38.30	$32.76	$42.73
Total return[2]	34.42%	(1.90% )	28.14%	(16.72% )	12.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$522,319	$424,213	$435,375	$357,318	$439,612
Ratio of expenses to average net assets[3]	0.75%	0.78%	0.77%	0.77%	0.78%
Ratio of net investment income to average net assets	0.77%	1.20%	1.22%	1.03%	0.85%
Portfolio turnover	13%	24%	17%	18%	14%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

12

Delaware VIP® Small Cap Value Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18		12/31/17
Net asset value, beginning of period	$33.98	$38.06	$32.58	$42.52		$39.67

Income (loss) from investment operations
Net investment income[1]	0.19	0.26	0.33	0.29		0.24
Net realized and unrealized gain (loss)	11.35	(2.22)	8.42	(6.98)		4.27
Total from investment operations	11.54	(1.96)	8.75	(6.69)		4.51

Less dividends and distributions from:
Net investment income	(0.26)	(0.32)	(0.29)	(0.25)		(0.26)
Net realized gain	—	(1.80)	(2.98)	(3.00)		(1.40)
Total dividends and distributions	(0.26)	(2.12)	(3.27)	(3.25)		(1.66)

Net asset value, end of period	$45.26	$33.98	$38.06	$32.58		$42.52
Total return[2]	34.02%	(2.18% )	27.72%	(16.95%	)[3]	11.76% [3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,094,161	$880,071	$879,365	$700,824		$853,046
Ratio of expenses to average net assets[4]	1.05%	1.08%	1.07%	1.05%		1.03%
Ratio of expenses to average net assets prior to fees waived[4]	1.05%	1.08%	1.07%	1.07%		1.08%
Ratio of net investment income to average net assets	0.47%	0.90%	0.92%	0.74%		0.60%
Ratio of net investment income to average net assets prior to
fees waived	0.47%	0.90%	0.92%	0.72%		0.55%
Portfolio turnover	13%	24%	17%	18%		14%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Total return during the period shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

13

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

December 31, 2021

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Small Cap Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2021, and for all open tax years (years ended December 31, 2018–December 31, 2020), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2021, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

14

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended December 31, 2021.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2021, the Series earned $3 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2021, the Series was charged $57,095 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees were calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2021, the Series was charged $114,119 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. These fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2021, the Series was charged $62,930 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

(continues)                     15

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

3. Investments

For the year ended December 31, 2021, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$199,050,478
Sales	318,998,889

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$938,276,094
Aggregate unrealized appreciation of investments	$737,295,782
Aggregate unrealized depreciation of investments	(61,192,026)
Net unrealized appreciation of investments	$676,103,756

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

16

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2021:

Level 1
Securities
Assets:
Common Stock	$1,602,046,703
Short-Term Investments	12,333,147
Total Value of Securities	$1,614,379,850

During the year ended December 31, 2021, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. During the year ended December 31, 2021, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:

	Year ended
	12/31/21	12/31/20
Ordinary income	$10,586,840	$12,414,743
Long-term capital gains	—	64,382,901
Total	$10,586,840	$76,797,644

5. Components of Net Assets on a Tax Basis

As of December 31, 2021, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$832,811,611
Undistributed ordinary income	11,645,187
Undistributed long-term capital gains	95,919,968
Unrealized appreciation (depreciation) of investments	676,103,756
Net assets	$1,616,480,522

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2021, the Series had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2021, the Fund utilized $9,572,566 of capital loss carryforwards.

(continues)                     17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/21	12/31/20
Shares sold:
Standard Class	2,234,907	2,802,918
Service Class	2,806,280	6,858,709
Shares issued upon reinvestment of dividends and distributions:
Standard Class	103,206	1,130,212
Service Class	151,353	2,347,509
	5,295,746	13,139,348
Shares redeemed:
Standard Class	(3,287,190)	(2,883,275)
Service Class	(4,682,884)	(6,408,710)
	(7,970,074)	(9,291,985)
Net increase (decrease)	(2,674,328)	3,847,363

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% with the addition of an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 1, 2021.

On November 1, 2021, the Series, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described above and operates in substantially the same manner as the original Agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 31, 2022.

The Series had no amounts outstanding as of December 31, 2021, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security

18

loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2021, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2021. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of

(continues)                     19

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

9. Credit and Market Risk (continued)

determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2021, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in the Series’ financial statements.

20

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Small Cap Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Small Cap Value Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

21

Other Series information (Unaudited)
Delaware VIP® Small Cap Value Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2021, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%
Total Distributions (Tax Basis)	100.00%
(B) Qualified Dividends[1]	100.00%
____________________

(A) is based on a percentage of the Series’ total distributions.
(B) is based on the Series’ ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Small Cap Value Series at a meeting held August 10-12, 2021

At a meeting held on August 10-12, 2021 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Small Cap Value Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Asset Management”) and the Sub-Advisers, as applicable concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2021, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds by Macquarie® (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

22

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of each Sub-Adviser’s personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of each Sub-Adviser and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by each Sub-Adviser.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2020. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all small-cap value funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 3-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 10-year period was in the third quartile of its Performance Universe. The Board observed that the Series’ short-term performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the performance attribution included in the meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the

23

Other Series information (Unaudited)
Delaware VIP® Small Cap Value Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Small Cap Value Series at a meeting held August 10-12, 2021 (continued)

Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each Sub-Adviser in relation to the services being provided to the Series and in relation to each Sub-Adviser’s overall investment advisory business but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by each Sub-Adviser in connection with its relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2021, the Series’ net assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

24

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	148	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	148	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	148	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	148	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	148	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

25

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

H. Jeffrey Dobbs[3]	Trustee	Since December 2021	Global Sector Chairman,	148	Director, Valparaiso
610 Market Street			Industrial Manufacturing,		University
Philadelphia, PA			KPMG LLP		(2012–Present)
19106-2354			(2010-2015)		Director, TechAccel LLC
May 1955					(2015–Present) (Tech
R&D)
Board Member, Kansas
City Repertory Theatre
(2015–Present)
Board Member, Patients
Voices, Inc. (healthcare)
(2018–Present)
Kansas City Campus for
Animal Care
(2018–Present)
Director, National
Association of
Manufacturers
(2010–2015)
Director, The Children’s
Center
(2003–2015)
Director, Metropolitan
Affairs Coalition
(2003–2015)
Director, Michigan
Roundtable for Diversity
and Inclusion
(2003–2015)
Trustee, Ivy Funds
Complex
(2019–2021)

John A. Fry	Trustee	Since January 2001	Drexel University	148	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College		Governance Committee
19106-2354			(July 2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director, Audit and
Compensation Committee
Member — vTv
Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

26

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph Harroz, Jr.[3]	Trustee	Since December 2021	President (2020–Present), Interim President	148	Director, OU Medicine, Inc.
610 Market Street			(2019–2020), Vice President (2010–2019) and		(2020–Present))
Philadelphia, PA			Dean (2010–2019), College of Law, University		Director and Shareholder,
19106-2354			of Oklahoma; Managing Member, Harroz		Valliance Bank
January 1967			Investments, LLC, (commercial enterprises)		(2007–Present)
			(1998–2019); Managing Member, St. Clair, LLC		Director, Foundation
			(commercial enterprises) (2019–Present)		Healthcare (formerly
Graymark HealthCare)
(2008–2017)
Trustee, the Mewbourne
Family Support
Organization
(2006–Present) (non-
profit) Independent
Director, LSQ Manager,
Inc. (real estate)
(2007–2016)
Director, Oklahoma
Foundation for Excellence
(non-profit)
(2008–Present)
Trustee, Ivy Funds
Complex
(1998–2021)

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Hall Family
610 Market Street			Hospitals and Clinics		Foundation
Philadelphia, PA			(2016–2019);		(1993–Present)
19106-2354			CFO, Children’s Mercy Hospitals and Clinics		Director, Westar Energy
September 1957			(2005–2016)		(utility) (2004–2018)
Trustee, Nelson-Atkins
Museum of Art (non-
profit) (2021–Present)
(2007–2020)
Director, Turn the Page KC
(non-profit) (2012–2016)
Director, Kansas
Metropolitan Business and
Healthcare Coalition (non-
profit) (2017–2019)
Director, National
Association of Corporate
Directors (non-profit)
National Board (2022–
Present); Regional Board
(2017–2021)
Director, American Shared
Hospital Services (medical
device) (2017–2021)
Director, Evergy, Inc.,
Kansas City Power & Light
Company, KCP&L Greater
Missouri Operations
Company, Westar Energy,
Inc. and Kansas Gas and
Electric Company (related
utility companies) (2018–
Present)

27

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Stowers
(continued)			Hospitals and Clinics		(research) (2018)
610 Market Street			(2016–2019);		Co-Chair, Women
Philadelphia, PA			CFO, Children’s Mercy Hospitals and Clinics		Corporate Directors
19106-2354			(2005–2016)		(director education)
September 1957					(2018–2020)
Trustee, Ivy Funds
Complex
(2019-2021)
Director, Brixmor Property
Group Inc.
(2021–Present)
Director, Sera
Prognostics Inc.
(biotechnology)
(2021–Present)
Director, Recology
(resource recovery)
(2021–Present)

Frances A.	Trustee	Since September 2011	Private Investor	148	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean (August 2011–		and Compensation
			March 2012) and Interim Dean		Committee Member —
			(January 2011–July 2011) — University of		Callon Petroleum
			Miami School of Business Administration		Company
			President — U.S. Trust, Bank of America		(December 2019–Present)
			Private Wealth Management (Private Banking)		Director — New Senior
			(July 2007-December 2008)		Investment Group Inc.
(January 2021–September
2021)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC Financial Services	148	Director — HSBC North
610 Market Street			Group		America Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

28

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	148	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member —
The Merger Fund
(2013–October 2021),
The Merger Fund VL
(2013–October 2021);
WCM Alternatives: Event-
Driven Fund (2013–
October 2021), and WCM
Alternatives: Credit Event
Fund (December 2017–
October 2021)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	148	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	148	None[4]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Senior Vice President and	Senior Vice President and	Daniel V. Geatens has served in various	148	None[4]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	148	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

29

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
[4]

David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

30

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2013686)
AR-VIPSCV-222

Delaware VIP® Trust

Delaware VIP Equity Income Series

December 31, 2021

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Equity Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2022 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Equity Income Series

January 11, 2022 (Unaudited)

The investment objective of the Series is to seek total return.

At a meeting on November 18, 2020, the Board of Trustees of Delaware VIP Trust (the Board ) approved the replacement of Delaware VIP Equity Income Series’ current portfolio managers with the Global Systematic Investment team of the Series’ current sub-advisor, Macquarie Investment Management Global Limited. In connection with this determination, the Board approved certain changes to the Series’ investment strategies. These portfolio management and strategy changes were effective on or about January 29, 2021. The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Series to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes. Please see the supplement in the Series’ prospectus dated November 23, 2020 for more information.

For the fiscal year ended December 31, 2021, the Series’ Standard Class shares gained 22.20%. This figure reflects all distributions reinvested. The Series underperformed its benchmark, the Russell 1000® Value Index, which gained 25.16% for the same period.

Despite the backdrop of the global pandemic, equity markets were strong during the year ended December 31, 2021. US markets continued building on their string of all-time highs – 70 for the year with the last one coming on December 29. There were other signs of excess as the year ended, including record-setting volumes in daily options trading, all-time-high exchange-traded fund (ETF) flows globally, a new calendar-year record for initial public offerings (IPOs), and the highest-ever level of margin debt.

The sustained highs were stark when compared with the persistent challenges that marked the year. The lingering effects of COVID-19 (including the emergence of the Omicron variant) resulted in ongoing worker shortages, manufacturing delays, and supply chain bottlenecks. Delivery times, freight costs, and prices for a broad array of goods, including food, remained elevated. Additionally, energy prices stayed high as OPEC kept supplies in check and US oil and gas producers maintained a conservative approach to domestic production. (Sources: Dow Jones, FactSet Research Systems, Rosenberg Research.)

US economic growth began to moderate in the second half of the year. Real gross domestic product (GDP) expanded 2.3% at a seasonally adjusted annual rate in the third quarter, according to the US Department of Commerce. The average annual rate of economic growth for the first half of 2021 was 6.5%. At its December meeting, the Federal Open Market Committee (FOMC) decided to further reduce the size of its monthly bond purchases, doubling the pace of tapering from $15 billion per month to $30 billion. (The Federal Reserve had been buying approximately $120 billion of government bonds per month from the onset of the pandemic in March 2020 through November 2021.) The FOMC meeting, which concluded on December 15, occurred soon after the Bureau of Labor Statistics released US Consumer Price Index (CPI) data for November, which showed mounting inflationary pressures. The new, monthly reductions to the level of bond purchases means the Fed’s quantitative easing program is set to conclude in April. (Source: Federal Reserve Bank, Ned Davis Research.)

In the latter half of the fiscal year, investors sharpened their focus on inflation, which increasingly appears to be more persistent than transitory, with the US Consumer Price Index (CPI) data for November showing mounting pressures. According to the most recent inflation data, the Personal Consumption Expenditures Price Index (PCE) was up 5.7% in November from a year earlier, the highest since July 1982. The Core Personal Consumption Expenditures Price Index (Core PCE), the Fed’s preferred inflation gauge, which excludes food and energy prices, increased 4.7%, the most since February 1989. (Source: Bureau of Economic Analysis.)

On a sector basis, industrials, information technology (IT), and energy contributed to Series performance. The strong performance from IT was driven mainly by positive stock selection. In particular, holdings in Motorola Solutions Inc., Broadcom Inc., and Intel Corp. contributed to the Series’ performance. We did not hold Intel in the Series at the end of the fiscal year.

Data communication and telecommunications equipment provider Motorola Solutions hit record highs during the period. Motorola delivered strong financial results, with second-quarter results that saw the company deliver double-digit growth. The company noted that strong demand for its mission-critical technologies was driving increased expectations for the full year. Motorola also added to its command center solutions portfolio with the acquisition of 911 Datamaster Inc.

In the energy sector, stock selection was the key driver, in particular, an overweight holding in ConocoPhillips, although this was partially offset by a negative sector allocation effect. was. The company announced in March that it had resumed a previously suspended share-buyback program. It expects to buy back shares at an annualized rate of $1.5 billion, 50% more than before. ConocoPhillips also intends to return more

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Equity Income Series

than 30% of its cash from operations to shareholders every year. In a statement, the CEO said that commodity prices have strengthened such that the dividend alone may not be sufficient to meet the company’s return-of-capital (ROC) commitment.

Healthcare, financials, and communication services were the leading detractors from performance. Healthcare was the main detractor, driven by both negative stock selection and sector allocation. Among the Series’ holdings, shares of Viatris Inc. fell after the pharmaceutical and healthcare services company provided a downbeat revenue outlook for 2021, adding that it was initiating a dividend. The company, formed in November 2020 through the combination of Mylan and Pfizer Inc.’s Upjohn business, announced that it expects 2021 revenue of $17.2 billion to $17.8 billion, compared to the consensus estimate of $18.4 billion.

Stock selection drove underperformance in materials. The sector allocation effect was flat. An overweight in DuPont de Nemours Inc. detracted from the Series’ performance, while underweight positions in companies such as Nucor Corp., and Freeport-McMoRan Inc. also detracted from performance.

In communication services, stock selection and sector allocation reduced performance. Holdings in AT&T Inc. and Verizon Communications Inc. were key detractors.

As of the close of the fiscal year, the Series held 50 companies diversified across sectors. Cash was 0.2% of the Series’ total portfolio and no derivative instruments were held. From a sector positioning point of view, the Series was overweight IT, energy, and healthcare and was underweight industrials, real estate, and utilities. From a factor perspective, at the end of the period the Series had a quality and value tilt. Due to the Series’ objective, there was also a large exposure to income.

2      Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Equity Income Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2021
	1 year	3 year	5 year	10 year
Standard Class shares (commenced operations on November 15, 1993)	+22.20%	+14.33%	+9.60%	+10.79%
Russell 1000 Value Index	+25.16%	+17.64%	+11.16%	+12.97%

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.76%, while total operating expenses for Standard Class shares were 0.82%. The management fee for Standard Class shares was 0.65%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.76% of the Series’ average daily net assets from April 30, 2021 through December 31, 2021.* From January 1, 2021 through April 29, 2021, DMC contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses to 0.80% of the Series’ average daily net assets. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the “Performance of a $10,000 investment” graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.
____________________

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 30, 2022.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Equity Income Series

Performance of a $10,000 investment

For period beginning December 31, 2011 through December 31, 2021

For period beginning December 31, 2011 through December 31, 2021	Starting value	Ending value
Russell 1000 Value Index	$10,000	$33,846
Delaware VIP Equity Income Series — Standard Class shares	$10,000	$27,854

The graph shows a $10,000 investment in Delaware VIP Equity Income Series Standard Class shares for the period from December 31, 2011 through December 31, 2021.

The graph also shows $10,000 invested in the Russell 1000 Value Index for the period from December 31, 2011 through December 31, 2021.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The US Consumer Price Index (CPI), mentioned on page 1, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

The Personal Consumption Expenditures Price Index (PCE), mentioned on page 1, is a measure of inflation that is calculated by the Bureau of Economic Analysis, representing changes in consumer spending on goods and services. It accounts for about two-thirds of domestic final spending.

The Core Personal Consumption Expenditures Price Index (Core PCE), mentioned on page 1, measures the prices paid by consumers for goods and services excluding food and energy prices, because of the volatility caused by movements in food and energy prices, to reveal underlying inflation trends.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

4

Disclosure of Series expenses

For the six-month period from July 1, 2021 to December 31, 2021 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2021 to December 31, 2021.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/21 to
	7/1/21	12/31/21	Ratio	12/31/21*
Actual Series return†
Standard Class	$1,000.00	$1,070.80	0.73%	$3.81
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.53	0.73%	$3.72

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

5

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP Equity Income Series

As of December 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock	99.61%
Communication Services	8.37%
Consumer Discretionary	5.26%
Consumer Staples	7.08%
Energy	5.81%
Financials	20.77%
Healthcare	22.47%
Industrials	9.86%
Information Technology	17.44%
Materials	2.55%
Short-Term Investments	0.43%
Total Value of Securities	100.04%
Liabilities Net of Receivables and Other
Assets	(0.04%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Johnson & Johnson	4.87%
Cisco Systems	4.25%
Motorola Solutions	3.79%
First American Financial	3.69%
Northrop Grumman	3.54%
Raytheon Technologies	3.39%
Cognizant Technology Solutions Class A	3.32%
Broadcom	3.23%
Exxon Mobil	3.22%
Philip Morris International	3.15%

6

Schedule of investments
Delaware VIP® Trust — Delaware VIP Equity Income Series

December 31, 2021

	Number of
	shares	Value (US $)
Common Stock – 99.61%
Communication Services – 8.37%
AT&T	110,608	$2,720,957
Comcast Class A	73,229	3,685,615
Verizon Communications	73,199	3,803,420
		10,209,992
Consumer Discretionary – 5.26%
Chipotle Mexican Grill †	602	1,052,447
Lowe’s	6,034	1,559,668
TJX	50,160	3,808,147
		6,420,262
Consumer Staples – 7.08%
Altria Group	36,724	1,740,350
Archer-Daniels-Midland	9,597	648,661
Herbalife Nutrition †	13,476	551,573
Mondelez International Class A	27,748	1,839,970
Philip Morris International	40,509	3,848,355
		8,628,909
Energy – 5.81%
ConocoPhillips	43,836	3,164,083
Exxon Mobil	64,159	3,925,889
		7,089,972
Financials – 20.77%
Allstate	26,581	3,127,255
American Financial Group	2,598	356,757
American International Group	51,315	2,917,771
Discover Financial Services	5,198	600,681
Evercore Class A	7,019	953,531
First American Financial	57,601	4,506,126
MetLife	43,908	2,743,811
Old Republic International	75,530	1,856,527
OneMain Holdings	22,766	1,139,211
Synchrony Financial	50,746	2,354,107
Truist Financial	54,856	3,211,819
Unum Group	33,241	816,731
Upstart Holdings †	4,903	741,824
		25,326,151
Healthcare – 22.47%
AbbVie	13,125	1,777,125
AmerisourceBergen	12,601	1,674,547
Bristol-Myers Squibb	60,476	3,770,678
Cardinal Health	12,504	643,831
Cigna	12,074	2,772,553
CVS Health	26,354	2,718,679
Gilead Sciences	24,308	1,765,004
Johnson & Johnson	34,701	5,936,300
Merck & Co.	45,294	3,471,332
Pfizer	21,363	1,261,485
Viatris	118,638	1,605,172
		27,396,706
Industrials – 9.86%
Emerson Electric	16,108	1,497,561
Honeywell International	9,972	2,079,262
Northrop Grumman	11,142	4,312,734
Raytheon Technologies	48,004	4,131,224
		12,020,781
Information Technology – 17.44%
Broadcom	5,919	3,938,562
Cisco Systems	81,726	5,178,977
Cognizant Technology Solutions
Class A	45,675	4,052,286
HP	38,114	1,435,754
Motorola Solutions	17,000	4,618,900
Oracle	19,727	1,720,392
Western Union	17,911	319,532
		21,264,403
Materials – 2.55%
DuPont de Nemours	26,319	2,126,049
Newmont	15,966	990,211
		3,116,260
Total Common Stock
(cost $100,277,386)		121,473,436

Short-Term Investments – 0.43%
Money Market Mutual Funds – 0.43%
BlackRock FedFund –
Institutional Shares (seven-
day effective yield 0.03%)	129,960	129,960
Fidelity Investments Money
Market Government Portfolio
– Class I (seven-day effective
yield 0.01%)	129,960	129,960
GS Financial Square
Government Fund –
Institutional Shares (seven-
day effective yield 0.02%)	129,960	129,960
Morgan Stanley Government
Portfolio – Institutional
Share Class (seven-day
effective yield 0.03%)	129,960	129,960
Total Short-Term Investments
(cost $519,840)		519,840
Total Value of
Securities—100.04%
(cost $100,797,226)		$121,993,276

†	Non-income producing security.

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Equity Income Series

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

8

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Equity Income Series

December 31, 2021

Assets:
Investments, at value*	$121,993,276
Cash	3,193
Dividends receivable	184,053
Other assets	829
Total Assets	122,181,351
Liabilities:
Payable for series shares redeemed	146,915
Investment management fees payable to affiliates	65,772
Accounting and administration fees payable to non-affiliates	12,632
Other accrued expenses	8,875
Dividend disbursing and transfer agent fees and expenses payable to affiliates	759
Accounting and administration expenses payable to affiliates	708
Trustees’ fees and expenses payable to affiliates	294
Legal fees payable to affiliates	254
Reports and statements to shareholders expenses payable to affiliates	97
Total Liabilities	236,306
Total Net Assets	$121,945,045

Net Assets Consist of:
Paid-in capital	$85,181,550
Total distributable earnings (loss)	36,763,495
Total Net Assets	$121,945,045

Net Asset Value
Standard Class:
Net assets	$121,945,045
Shares of beneficial interest outstanding, unlimited authorization, no par	6,302,661
Net asset value per share	$19.35
____________________
*Investments, at cost	$100,797,226

See accompanying notes, which are an integral part of the financial statements.

9

Statement of operations
Delaware VIP® Trust — Delaware VIP Equity Income Series

Year ended December 31, 2021

Investment Income:
Dividends	$3,490,901

Expenses:
Management fees	780,896
Accounting and administration expenses	58,443
Audit and tax fees	30,339
Dividend disbursing and transfer agent fees and expenses	10,279
Legal fees	7,747
Custodian fees	5,424
Trustees’ fees and expenses	3,950
Registration fees	24
Other	2,739
Total operating expenses	899,841
Net Investment Income	2,591,060
Net Realized and Unrealized Gain:
Net realized gain on investments	13,404,615
Net change in unrealized appreciation (depreciation) of investments	7,905,654
Net Realized and Unrealized Gain	21,310,269
Net Increase in Net Assets Resulting from Operations	$23,901,329

See accompanying notes, which are an integral part of the financial statements.

10

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Equity Income Series

	Year ended
	12/31/21	12/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,591,060	$2,174,685
Net realized gain (loss)	13,404,615	(363,982)
Net change in unrealized appreciation (depreciation)	7,905,654	(3,726,655)
Net increase (decrease) in net assets resulting from operations	23,901,329	(1,915,952)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(2,135,847)	(27,090,760)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	1,131,148	1,676,251

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,135,847	27,090,760
	3,266,995	28,767,011
Cost of shares redeemed:
Standard Class	(16,204,690)	(14,902,943)
Increase (decrease) in net assets derived from capital share transactions	(12,937,695)	13,864,068
Net Increase (Decrease) in Net Assets	8,827,787	(15,142,644)

Net Assets:
Beginning of year	113,117,258	128,259,902
End of year	$121,945,045	$113,117,258

See accompanying notes, which are an integral part of the financial statements.

11

Financial highlights
Delaware VIP® Equity Income Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/21	12/31/20	12/31/19[1]	12/31/18	12/31/17
Net asset value, beginning of period	$16.12	$22.37	$20.61	$23.64	$21.36

Income (loss) from investment operations
Net investment income[2]	0.39	0.32	0.41	0.66	0.40
Net realized and unrealized gain (loss)	3.16	(1.67)	3.94	(2.57)	2.81
Total from investment operations	3.55	(1.35)	4.35	(1.91)	3.21

Less dividends and distributions from:
Net investment income	(0.32)	(0.48)	(0.68)	(0.43)	(0.42)
Net realized gain	—	(4.42)	(1.91)	(0.69)	(0.51)
Total dividends and distributions	(0.32)	(4.90)	(2.59)	(1.12)	(0.93)

Net asset value, end of period	$19.35	$16.12	$22.37	$20.61	$23.64
Total return[3]	22.20%	(0.33%) [4]	22.71%	(8.42% )	15.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$121,945	$113,117	$128,260	$113,885	$129,994
Ratio of expenses to average net assets[5]	0.75%	0.80%	0.82%	0.81%	0.80%
Ratio of expenses to average net assets prior to fees waived[5]	0.75%	0.82%	0.82%	0.81%	0.80%
Ratio of net investment income to average net assets	2.16%	2.04%	1.96%	2.92%	1.81%
Ratio of net investment income to average net assets prior to
fees waived	2.16%	2.02%	1.96%	2.92%	1.81%
Portfolio turnover	49%	30%	118% [6]	50%	18%

[1]

On October 4, 2019, the First Investors Life Series Equity Income Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Equity Income Fund shares.

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

12

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Equity Income Series

December 31, 2021

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Equity Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Equity Income Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2021, and for all open tax years (years ended December 31, 2018–December 31, 2020), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2021, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

(continues)                     13

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Equity Income Series

1. Significant Accounting Policies (continued)

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended December 31, 2021.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2021, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.76% of the Series’ average daily net assets from April 30, 2021 through December 31, 2021.* From January 1, 2021 through April 29, 2021, DMC contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses to 0.80% of the Series’ average daily net assets. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (MFMHKL) (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. MIMGL is the sub-adviser with primary responsibility for management. MFMHKL may execute trades. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2021, the Series was charged $8,249 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2021, the Series was charged $8,951 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2021, the Series was charged $5,317 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

14

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and Delaware Distributors, L.P. are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 30, 2022.

3. Investments

For the year ended December 31, 2021, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$58,132,343
Sales	69,787,037

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$100,852,382
Aggregate unrealized appreciation of investments	$23,308,069
Aggregate unrealized depreciation of investments	(2,167,175)
Net unrealized appreciation of investments	$21,140,894

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

(continues)                    15

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Equity Income Series

3. Investments (continued)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2021:

Level 1
Securities
Assets:
Common Stock	$121,473,436
Short-Term Investments	519,840
Total Value of Securities	$121,993,276

During the year ended December 31, 2021, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. During the year ended December 31, 2021, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:

	Year ended
	12/31/21	12/31/20
Ordinary income	$2,135,847	$2,816,186
Long-term capital gains	—	24,274,574
Total	$2,135,847	$27,090,760

5. Components of Net Assets on a Tax Basis

As of December 31, 2021, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$85,181,550
Undistributed ordinary income	5,823,993
Undistributed long-term capital gains	9,798,608
Unrealized appreciation (depreciation) of investments	21,140,894
Net assets	$121,945,045

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2021, the Series had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2021, the Series utilized $284,874 of capital loss carryforwards.

16

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/21	12/31/20
Shares sold:
Standard Class	64,240	108,547
Shares issued upon reinvestment of dividends and distributions:
Standard Class	122,118	2,118,120
	186,358	2,226,667
Shares redeemed:
Standard Class	(902,171)	(942,227)
Net increase (decrease)	(715,813)	1,284,440

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% with the addition of an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 1, 2021.

On November 1, 2021, the Series, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described above and operates in substantially the same manner as the original Agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 31, 2022.

The Series had no amounts outstanding as of December 31, 2021, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored

(continues)                    17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Equity Income Series

8. Securities Lending (continued)

enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2021, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2021, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in the Series’ financial statements.

18

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Equity Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Equity Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Equity Income Fund (subsequent to reorganization, known as Delaware VIP Equity Income Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

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Other Series information (Unaudited)
Delaware VIP® Equity Income Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2021, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%
(B) Qualified Dividends[1]	100.00%
____________________

(A)	is based on a percentage of the Series’ total distributions.
(B)	is based on the Series’ ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Equity Income Series at a meeting held August 10-12, 2021

At a meeting held on August 10-12, 2021 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Equity Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Asset Management”) and the Sub-Advisers, as applicable concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2021, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds by Macquarie® (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

20

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of each Sub-Adviser’s personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of each Sub-Adviser and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by each Sub-Adviser.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2020. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all large-cap value funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, 5-, and 10-year periods was in the fourth quartile of its Performance Universe. The Board observed that Series’ performance results were not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the performance attribution included in the meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2022 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the

21

Other Series information (Unaudited)
Delaware VIP® Equity Income Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Equity Income Series at a meeting held August 10-12, 2021 (continued)

Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each Sub-Adviser in relation to the services being provided to the Series and in relation to each Sub-Advisers overall investment advisory business but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by each Sub-Adviser in connection with its relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2021, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

22

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	148	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	148	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	148	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	148	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December

Joseph W. Chow	Trustee	Since January 2013	Private Investor	148	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

23

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

H. Jeffrey Dobbs[3]	Trustee	Since December 2021	Global Sector Chairman,	148	Director, Valparaiso
610 Market Street			Industrial Manufacturing,		University
Philadelphia, PA			KPMG LLP		(2012–Present)
19106-2354			(2010-2015)		Director, TechAccel LLC
May 1955					(2015–Present)(Tech
R&D)
Board Member, Kansas
City Repertory Theatre
(2015–Present)
Board Member, Patients
Voices, Inc. (healthcare)
(2018–Present)
Kansas City Campus for
Animal Care
(2018–Present)
Director, National
Association of
Manufacturers
(2010–2015)
Director, The Children’s
Center
(2003–2015)
Director, Metropolitan
Affairs Coalition
(2003–2015)
Director, Michigan
Roundtable for Diversity
and Inclusion
(2003–2015)
Trustee, Ivy Funds
Complex
(2019–2021)

John A. Fry	Trustee	Since January 2001	Drexel University	148	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College		Governance Committee
19106-2354			(July 2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director, Audit and
Compensation Committee
Member — vTv
Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

24

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph Harroz, Jr.[3]	Trustee	Since December 2021	President (2020–Present), Interim President	148	Director, OU Medicine, Inc.
610 Market Street			(2019–2020), Vice President (2010–2019) and		(2020–Present)
Philadelphia, PA			Dean (2010–2019), College of Law, University		Director and Shareholder,
19106-2354			of Oklahoma; Managing Member, Harroz		Valliance Bank
January 1967			Investments, LLC, (commercial enterprises)		(2007–Present)
			(1998–2019); Managing Member, St. Clair, LLC		Director, Foundation
			(commercial enterprises) (2019–Present)		Healthcare (formerly
Graymark HealthCare)
(2008–2017)
Trustee, the Mewbourne
Family Support
Organization
(2006–Present)(non-
profit) Independent
Director, LSQ Manager,
Inc. (real estate)
(2007–2016)
Director, Oklahoma
Foundation for Excellence
(non-profit)
(2008–Present)
Trustee, Ivy Funds
Complex
(1998–2021)

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Hall Family
610 Market Street			Hospitals and Clinics		Foundation
Philadelphia, PA			(2016–2019)		(1993–Present)
19106-2354			CFO, Children’s Mercy Hospitals and Clinics		Director, Westar Energy
September 1957			(2005–2016)		(utility) (2004–2018)
Trustee, Nelson-Atkins
Museum of Art (non-
profit) (2021–Present)
(2007–2020)
Director, Turn the Page KC
(non-profit) (2012–2016)
Director, Kansas
Metropolitan Business and
Healthcare Coalition (non-
profit) (2017–2019)
Director, National
Association of Corporate
Directors (non-profit)
National Board (2022–
Present); Regional Board
(2017–2021)
Director, American Shared
Hospital Services (medical
device) (2017–2021)
Director, Evergy, Inc.,
Kansas City Power & Light
Company, KCP&L Greater
Missouri Operations
Company, Westar Energy,
Inc. and Kansas Gas and
Electric Company (related
utility companies) (2018–
Present)

25

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Stowers
(continued)			Hospitals and Clinics		(research) (2018)
610 Market Street			(2016–2019);		Co-Chair, Women
Philadelphia, PA			CFO, Children’s Mercy Hospitals and Clinics		Corporate Directors
19106-2354			(2005–2016)		(director education)
September 1957					(2018–2020)
Trustee, Ivy Funds
Complex
(2019-2021)
Director, Brixmor Property
Group Inc.
(2021–Present)
Director, Sera
Prognostics Inc.
(biotechnology)
(2021–Present)
Director, Recology
(resource recovery)
(2021–Present)

Frances A.	Trustee	Since September 2011	Private Investor	148	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean (August 2011–		and Compensation
			March 2012) and Interim Dean		Committee Member —
			(January 2011–July 2011) — University of		Callon Petroleum
			Miami School of Business Administration		Company
			President — U.S. Trust, Bank of America		(December 2019–Present)
			Private Wealth Management (Private Banking)		Director — New Senior
			(July 2007-December 2008)		Investment Group Inc.
(January 2021–September
2021)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC Financial Services	148	Director — HSBC North
610 Market Street			Group		America Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

26

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	148	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member —
The Merger Fund
(2013–October 2021),
The Merger Fund VL
(2013–October 2021);
WCM Alternatives: Event-
Driven Fund (2013–
October 2021), and WCM
Alternatives: Credit Event
Fund (December 2017–
October 2021)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	148	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	148	None[4]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Senior Vice President and Senior Vice President and		Daniel V. Geatens has served in various	148	None[4]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	148	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

27

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
[4]	David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

28

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2013686)
AR-VIPEI-222

Delaware VIP® Trust

Delaware VIP Fund for Income Series

December 31, 2021

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Fund for Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2022 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Fund for Income Series

January 11, 2022 (Unaudited)

The investment objective of the Series is to seek high current income.

For the fiscal year ended December 31, 2021, Delaware VIP Fund for Income Series (the “Series”) Standard Class shares gained 4.88% with all distributions reinvested. For the same period, the Series’ benchmark, the ICE BofA US High Yield Constrained Index, gained 5.35%.

Despite insistent headlines about rising interest rates, surging inflation, snarled supply chains, reduced monetary support, and soaring COVID-19 infections, the domestic high yield bond market sailed through 2021 with few if any episodes of significant volatility. And for good reasons: The asset class itself was supported by healthy corporate balance sheets, corporate earnings that met or beat expectations, and continued solid demand in a world hungry for yield. It was that income advantage, along with about three quarters of a percentage point in spread compression, that allowed high yield bond prices to offset some of the downward pressure exerted from a similar-sized rise in Treasury bond yields over the period.

Any mini-dramas of consequence for high yield were mostly confined toward the end of the Series’ fiscal year, as worries about the economic impact of the fast-spreading Omicron variant mixed with the Federal Reserve’s acknowledgement that inflation was not “transitory.” This helped to push yields higher and called into question growth projections for the new year. Still, by historical standards, high yield bonds enjoyed a stretch of unusual equilibrium, with benchmark yields finishing the period virtually unchanged from a year earlier. However, at only about three percentage points over equivalent-maturity Treasurys, high yield credit spreads were well below historical averages and close to the scant levels last seen just before the global financial crisis more than a decade earlier.

Given the strength of the economic rebound from the COVID-19 recession, we were not surprised that high yield leadership was concentrated in the CCC-rated credit bucket, which returned 10.25% for the fiscal year, versus 4.83% and 4.50% for B- and BB-rated bonds, respectively. Economically sensitive sectors, including commodities (especially energy), metals and mining (primarily steel, copper, and aluminum), and transportation (mostly airlines) also generated strong returns. In contrast, traditionally defensive, higher-quality, longer-duration sectors such as cable/satellite, healthcare, telecommunications, and utilities lagged well behind. Except for a few weeks in October and November 2021, when a more pronounced risk-off mindset temporarily took hold, the relative strength of those sectors remained fairly constant.

With few exceptions, the generally static conditions that characterized the high yield bond market in 2021 necessitated few adjustments in how we managed the portfolio. One exception involved opportunities that arose periodically in response to COVID-related headlines that temporarily pushed pandemic-linked sectors, such as airlines and cruise lines, sharply lower. On those occasions, we added incrementally to existing positions whose underlying fundamentals and valuations we considered favorable. At nearly all other times, however, we maintained the individual holdings and credit allocations that we felt reflected the strong fundamental tailwinds that were pushing the overall high yield market higher.

Those tailwinds largely explain the bulk of the outperformance generated by the Series’ largest relative contributors over the fiscal year. Specifically, the leading performers all were from the energy sector: TechnipFMC PLC, a London-based oil and gas services provider whose bonds we acquired as part of a new issue; Murphy Oil Corp., a core holding that continues to perform well; Genesis Energy LP, one of the Series’ larger positions, which we subsequently increased on price weakness; and Occidental Petroleum Corp., a higher-quality issuer from an industry group that represents 13% of the Series’ assets. We continue to own each of the securities noted above and remain comfortable with their fundamentals, even if what we view as the unlikely event of a significant pullback in the price of crude oil should occur.

What might have been a tailwind for some industry groups functioned as a headwind for others, a directional dynamic that accounted for much of the Series’ largest underperformers. The list of detractors includes the privately held communications infrastructure company Zayo Group Holdings Inc., cable television provider Cablevision Systems Corp. (now Altice USA Inc.), and Canadian pharmaceutical multinational Bausch Health Companies. In each case, we continue to own the bonds and view them as a core holding whose allocation is tweaked to take advantage of what we consider to be fleeting, headline-driven dislocations.

It also should be noted, in our opinion, that the binary risk-on, risk-off sentiment that has held sway over financial markets during the two-plus years of the coronavirus pandemic inevitably rewards – and sometimes punishes on a relative basis – securities based largely on their industry affiliation. And while portfolio management teams by necessity tack carefully into those forceful sector headwinds, such maneuvers still leave some groups trailing others, and often by significant amounts. In the current environment, those laggards have been the most defensive sectors, a condition that we believe will prevail into the new fiscal year.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Fund for Income Series

We think the third year of recovery from the 2020 recession is likely to resemble the second year – at least at the start – and have maintained the portfolio to reflect that possibility. Specifically, we remain overweight cyclically sensitive CCC-rated bonds, albeit with an emphasis on higher-quality issuers within that lower credit tier. As always, the Series carries no significant sector under- or overweights. Finally, we will consider marginally adding risk – and therefore current yield – to the portfolio when market conditions warrant.

We are mindful of the possibility that the Fed might have fallen far enough behind the inflationary curve that policymakers could choose to aggressively raise benchmark interest rates to bring cost pressures under control. Such a scenario would likely cause real and nominal yields to rise, credit spreads to widen, and corporate fundamentals to erode as the economy slowed. As such, we shall remain disciplined in approach to adding risk.

We continue to construct the portfolio on a bottom-up, bond-by-bond basis, at all times. It is our belief that this in-depth credit analysis is crucial to generating what we view as solid risk-adjusted returns.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Fund for Income Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2021
	1 year	3 year	5 year	10 year
Standard Class shares (commenced operations on November 9, 1987)	+4.88%	+8.49%	+5.85%	+5.89%
ICE BofA US High Yield Constrained Index	+5.35%	+8.53%	+6.08%	+6.71%

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.81%, while total operating expenses for Standard Class shares were 0.87%. The management fee for Standard Class shares was 0.65%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.81% of the Series’ average daily net assets from April 30, 2021 through December 31, 2021.* From January 1, 2021 through April 29, 2021, DMC contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expense to 0.83% of the Series’ average daily net assets. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the “Performance of a $10,000 investment” graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Fund for Income Series

Liquidity risk is the possibility that investments cannot be readily sold within seven days at approximately the price at which a fund has valued them.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.
____________________

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 30, 2022.

Performance of a $10,000 investment

For period beginning December 31, 2011 through December 31, 2021

For period beginning December 31, 2011 through December 31, 2021	Starting value	Ending value
ICE BofA US High Yield Constrained Index	$10,000	$19,150
Delaware VIP Fund for Income Series — Standard Class shares	$10,000	$17,721

The graph shows a $10,000 investment in Delaware VIP Fund for Income Series Standard Class shares for the period from December 31, 2011 through December 31, 2021.

The graph also shows $10,000 invested in the ICE BofA US High Yield Constrained Index for the period from December 31, 2011 through December 31, 2021.

The ICE BofA US High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

Disclosure of Series expenses
For the six-month period from July 1, 2021 to December 31, 2021 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2021 to December 31, 2021.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/21 to
	7/1/21	12/31/21	Ratio	12/31/21 *
Actual Series return†
Standard Class	$1,000.00	$1,014.20	0.78%	$3.96
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.27	0.78%	$3.97

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Security type / sector allocation
Delaware VIP® Trust — Delaware VIP Fund for Income Series

As of December 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Corporate Bonds	87.36%
Banking	1.44%
Basic Industry	8.03%
Capital Goods	3.16%
Communications	6.02%
Consumer Cyclical	12.70%
Consumer Non-Cyclical	1.68%
Energy	13.12%
Financial Services	6.24%
Healthcare	8.78%
Insurance	3.01%
Media	10.03%

Percentage
Security type / sector	of net assets
Services	4.96%
Technology & Electronics	3.03%
Transportation	3.08%
Utilities	2.08%
Loan Agreements	7.40%
Short-Term Investments	3.75%
Total Value of Securities	98.51%
Receivables and Other Assets Net of
Liabilities	1.49%
Total Net Assets	100.00%

Schedule of investments
Delaware VIP® Trust — Delaware VIP Fund for Income Series

December 31, 2021

	Principal
	amount°	Value (US $)
Corporate Bonds – 87.36%
Banking – 1.44%
Barclays 6.125% 12/15/25 µ, ψ	465,000	$503,758
Deutsche Bank 6.00%
10/30/25 µ, ψ	800,000	835,000
		1,338,758
Basic Industry – 8.03%
Allegheny Technologies
4.875% 10/1/29	105,000	105,263
5.125% 10/1/31	235,000	237,101
Artera Services 144A 9.033%
12/4/25 #	445,000	471,277
Chemours 144A 5.75%
11/15/28 #	485,000	508,338
Domtar 144A 6.75% 10/1/28 #	260,000	267,301
Eldorado Gold 144A 6.25%
9/1/29 #	460,000	468,418
First Quantum Minerals
144A 6.875% 10/15/27 #	440,000	474,032
144A 7.25% 4/1/23 #	200,000	202,555
144A 7.50% 4/1/25 #	520,000	535,587
Freeport-McMoRan 5.45%
3/15/43	578,000	727,725
Hudbay Minerals 144A 6.125%
4/1/29 #	215,000	228,300
INEOS Quattro Finance 2 144A
3.375% 1/15/26 #	490,000	492,364
LSF11 A5 HoldCo 144A 6.625%
10/15/29 #	230,000	226,873
M/I Homes 4.95% 2/1/28	613,000	639,892
New Gold 144A 7.50%
7/15/27 #	455,000	483,893
NOVA Chemicals 144A 4.25%
5/15/29 #	490,000	492,715
Novelis
144A 3.875% 8/15/31 #	95,000	94,554
144A 4.75% 1/30/30 #	130,000	136,887
Vedanta Resources Finance II
144A 8.95% 3/11/25 #	225,000	219,656
WR Grace Holdings 144A
5.625% 8/15/29 #	460,000	472,075
		7,484,806
Capital Goods – 3.16%
ARD Finance 144A PIK 6.50%
6/30/27 #, >	425,000	438,192
Bombardier 144A 6.00%
2/15/28 #	325,000	326,446
Granite US Holdings 144A
11.00% 10/1/27 #	225,000	244,913
Intertape Polymer Group 144A
4.375% 6/15/29 #	520,000	520,788
Madison IAQ 144A 5.875%
6/30/29 #	455,000	455,696
OT Merger 144A 7.875%
10/15/29 #	170,000	167,476
Terex 144A 5.00% 5/15/29 #	545,000	560,816
TK Elevator Holdco 144A
7.625% 7/15/28 #	215,000	230,623
		2,944,950
Communications – 6.02%
Altice France 144A 5.50%
10/15/29 #	690,000	680,827
Altice France Holding 144A
6.00% 2/15/28 #	705,000	674,544
Connect Finco 144A 6.75%
10/1/26 #	590,000	621,034
Consolidated Communications
144A 5.00% 10/1/28 #	220,000	222,534
144A 6.50% 10/1/28 #	220,000	233,750
Frontier Communications
Holdings
144A 5.875% 10/15/27 #	525,000	555,999
144A 6.75% 5/1/29 #	255,000	265,590
LCPR Senior Secured Financing
DAC 144A 6.75% 10/15/27 #	280,000	294,280
Sable International Finance 144A
5.75% 9/7/27 #	320,000	327,920
Sprint 7.625% 3/1/26	450,000	540,839
T-Mobile USA
3.375% 4/15/29	260,000	265,374
3.50% 4/15/31	150,000	156,317
Vmed O2 UK Financing I 144A
4.75% 7/15/31 #	485,000	491,940
Zayo Group Holdings 144A
6.125% 3/1/28 #	285,000	281,161
		5,612,109
Consumer Cyclical – 12.70%
Allison Transmission 144A
5.875% 6/1/29 #	410,000	446,441
Bath & Body Works
6.875% 11/1/35	295,000	367,001
6.95% 3/1/33	330,000	386,582
144A 9.375% 7/1/25 #	116,000	141,636
Bloomin’ Brands 144A 5.125%
4/15/29 #	495,000	503,450
Boyd Gaming 4.75% 12/1/27	505,000	516,001
Caesars Entertainment
144A 6.25% 7/1/25 #	290,000	304,761
144A 8.125% 7/1/27 #	245,000	271,618

Schedule of investments
Delaware VIP® Trust — Delaware VIP Fund for Income Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Carnival
144A 4.00% 8/1/28 #	335,000	$333,169
144A 5.75% 3/1/27 #	1,155,000	1,156,732
144A 6.00% 5/1/29 #	150,000	149,546
144A 7.625% 3/1/26 #	355,000	372,592
Ford Motor Credit
3.375% 11/13/25	260,000	270,461
4.542% 8/1/26	270,000	293,572
5.584% 3/18/24	470,000	507,015
General Motors Financial 5.70%
9/30/30 µ, ψ	170,000	194,438
Golden Nugget 144A 6.75%
10/15/24 #	440,000	440,572
LSF9 Atlantis Holdings 144A
7.75% 2/15/26 #	340,000	344,194
MGM Growth Properties
Operating Partnership 144A
3.875% 2/15/29 #	385,000	404,802
MGM Resorts International
4.75% 10/15/28	445,000	459,006
Murphy Oil USA 144A 3.75%
2/15/31 #	450,000	447,833
PetSmart 144A 7.75% 2/15/29 #	540,000	587,528
Royal Caribbean Cruises 144A
5.50% 4/1/28 #	1,170,000	1,185,538
Scientific Games International
144A 7.25% 11/15/29 #	230,000	256,831
144A 8.25% 3/15/26 #	460,000	484,737
Six Flags Entertainment 144A
4.875% 7/31/24 #	295,000	298,286
Wolverine Escrow 144A 9.00%
11/15/26 #	460,000	437,513
XHR 144A 4.875% 6/1/29 #	270,000	275,187
		11,837,042
Consumer Non-Cyclical – 1.68%
Energizer Holdings 144A
4.375% 3/31/29 #	380,000	371,437
JBS USA LUX 144A 5.50%
1/15/30 #	625,000	680,737
Kraft Heinz Foods 5.20%
7/15/45	400,000	509,771
		1,561,945
Energy – 13.12%
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #	495,000	476,980
144A 7.00% 11/1/26 #	230,000	233,442
Callon Petroleum 6.125%
10/1/24	335,000	330,323
CNX Midstream Partners 144A
4.75% 4/15/30 #	240,000	239,507
CNX Resources
144A 6.00% 1/15/29 #	485,000	505,082
144A 7.25% 3/14/27 #	225,000	238,889
Crestwood Midstream Partners
144A 6.00% 2/1/29 #	522,000	542,958
DCP Midstream Operating
5.125% 5/15/29	685,000	775,019
EQM Midstream Partners
144A 4.75% 1/15/31 #	290,000	307,135
144A 6.50% 7/1/27 #	195,000	218,646
Genesis Energy
5.625% 6/15/24	100,000	99,180
7.75% 2/1/28	375,000	378,343
8.00% 1/15/27	775,000	799,552
Murphy Oil 6.375% 7/15/28	815,000	867,453
NuStar Logistics
5.625% 4/28/27	185,000	195,823
6.00% 6/1/26	267,000	289,974
6.375% 10/1/30	530,000	589,111
Occidental Petroleum
6.45% 9/15/36	225,000	287,325
6.60% 3/15/46	890,000	1,156,172
6.625% 9/1/30	340,000	421,321
PDC Energy 5.75% 5/15/26	588,000	608,377
Southwestern Energy
5.375% 3/15/30	275,000	295,141
7.75% 10/1/27	455,000	491,286
Targa Resources Partners
144A 4.00% 1/15/32 #	360,000	376,823
6.50% 7/15/27	535,000	574,098
TechnipFMC 144A 6.50%
2/1/26 #	590,000	631,814
Western Midstream Operating
4.75% 8/15/28	265,000	293,205
		12,222,979
Financial Services – 6.24%
AerCap Holdings 5.875%
10/10/79 µ	600,000	621,876
Air Lease 4.65% 6/15/26 µ, ψ	450,000	467,437
Ally Financial
4.70% 5/15/26 µ, ψ	470,000	489,094
8.00% 11/1/31	330,000	467,686
Camelot Finance 144A 4.50%
11/1/26 #	445,000	461,051
Castlelake Aviation Finance DAC
144A 5.00% 4/15/27 #	710,000	705,385
Credit Suisse Group 144A 4.50%
9/3/30 #, µ, ψ	470,000	458,838
Hightower Holding 144A 6.75%
4/15/29 #	300,000	308,582

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Financial Services (continued)
Midcap Financial Issuer Trust
144A 5.625% 1/15/30 #	295,000	$296,215
144A 6.50% 5/1/28 #	410,000	428,126
Mozart Debt Merger Sub 144A
3.875% 4/1/29 #	385,000	384,411
UBS Group 144A 4.375%
2/10/31 #, µ, ψ	730,000	722,919
		5,811,620
Healthcare – 8.78%
Avantor Funding 144A 3.875%
11/1/29 #	1,270,000	1,285,678
Bausch Health 144A 6.25%
2/15/29 #	685,000	652,038
Cheplapharm Arzneimittel 144A
5.50% 1/15/28 #	425,000	430,916
CHS
144A 4.75% 2/15/31 #	470,000	474,874
144A 8.00% 3/15/26 #	240,000	252,562
DaVita 144A 4.625% 6/1/30 #	405,000	415,352
Encompass Health 4.75%
2/1/30	330,000	340,387
Global Medical Response 144A
6.50% 10/1/25 #	705,000	713,890
Hadrian Merger Sub 144A
8.50% 5/1/26 #	504,000	520,871
HCA
3.50% 9/1/30	170,000	180,009
5.375% 2/1/25	155,000	170,546
5.875% 2/15/26	125,000	141,143
5.875% 2/1/29	255,000	304,256
ModivCare Escrow Issuer 144A
5.00% 10/1/29 #	185,000	189,214
Organon & Co. 144A 5.125%
4/30/31 #	235,000	245,922
Ortho-Clinical Diagnostics
144A 7.25% 2/1/28 #	229,000	246,512
144A 7.375% 6/1/25 #	294,000	310,468
Surgery Center Holdings 144A
10.00% 4/15/27 #	245,000	260,557
Tenet Healthcare
144A 4.375% 1/15/30 #	235,000	238,490
144A 6.125% 10/1/28 #	265,000	280,437
6.75% 6/15/23	255,000	272,840
6.875% 11/15/31	223,000	255,103
		8,182,065
Insurance – 3.01%
AmWINS Group 144A 4.875%
6/30/29 #	615,000	622,205
GTCR AP Finance 144A 8.00%
5/15/27 #	156,000	162,006
HUB International 144A 5.625%
12/1/29 #	430,000	443,653
Roller Bearing Co. of America
144A 4.375% 10/15/29 #	735,000	750,619
USI 144A 6.875% 5/1/25 #	821,000	828,056
		2,806,539
Media – 10.03%
AMC Networks 4.25% 2/15/29	375,000	373,335
Beasley Mezzanine Holdings
144A 8.625% 2/1/26 #	475,000	469,557
CCO Holdings
144A 4.50% 8/15/30 #	875,000	897,081
4.50% 5/1/32	120,000	123,650
144A 5.375% 6/1/29 #	365,000	394,510
Clear Channel Outdoor Holdings
144A 7.50% 6/1/29 #	290,000	310,074
144A 7.75% 4/15/28 #	230,000	246,452
CSC Holdings
144A 4.625% 12/1/30 #	900,000	853,146
144A 5.00% 11/15/31 #	440,000	424,688
Cumulus Media New Holdings
144A 6.75% 7/1/26 #	484,000	502,770
Directv Financing 144A 5.875%
8/15/27 #	670,000	686,884
DISH DBS 144A 5.75%
12/1/28 #	415,000	419,928
Gray Escrow II 144A 5.375%
11/15/31 #	610,000	628,632
Gray Television 144A 4.75%
10/15/30 #	275,000	273,750
Netflix 4.875% 4/15/28	190,000	216,928
Nexstar Media 144A 4.75%
11/1/28 #	345,000	352,098
Nielsen Finance
144A 4.50% 7/15/29 #	125,000	123,157
144A 4.75% 7/15/31 #	410,000	405,496
Sirius XM Radio 144A 4.00%
7/15/28 #	935,000	941,844
Terrier Media Buyer 144A
8.875% 12/15/27 #	645,000	698,083
		9,342,063
Services – 4.96%
ADT Security 144A 4.125%
8/1/29 #	470,000	463,798
Ahern Rentals 144A 7.375%
5/15/23 #	255,000	243,844
Gartner 144A 4.50% 7/1/28 #	395,000	413,174

Schedule of investments
Delaware VIP® Trust — Delaware VIP Fund for Income Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Services (continued)
Iron Mountain
144A 5.25% 3/15/28 #	460,000	$479,191
144A 5.25% 7/15/30 #	260,000	274,460
PECF USS Intermediate Holding
III 144A 8.00% 11/15/29 #	135,000	140,000
Prime Security Services Borrower
144A 5.75% 4/15/26 #	265,000	284,830
144A 6.25% 1/15/28 #	920,000	960,733
Sotheby’s 144A 5.875%
6/1/29 #	455,000	464,746
United Rentals North America
5.25% 1/15/30	430,000	466,084
White Cap Buyer 144A 6.875%
10/15/28 #	415,000	433,227
		4,624,087
Technology & Electronics – 3.03%
Black Knight InfoServ 144A
3.625% 9/1/28 #	410,000	410,094
Clarivate Science Holdings 144A
4.875% 7/1/29 #	640,000	650,160
Go Daddy Operating 144A
3.50% 3/1/29 #	475,000	472,046
Qorvo 144A 3.375% 4/1/31 #	240,000	244,696
Sensata Technologies 144A
4.00% 4/15/29 #	575,000	588,213
SS&C Technologies 144A 5.50%
9/30/27 #	440,000	460,330
		2,825,539
Transportation – 3.08%
Air Canada 144A 3.875%
8/15/26 #	310,000	316,608
Carriage Purchaser 144A
7.875% 10/15/29 #	175,000	168,246
Delta Air Lines 7.375% 1/15/26	224,000	263,952
Seaspan 144A 5.50% 8/1/29 #	730,000	738,325
United Airlines Holdings 4.875%
1/15/25	965,000	993,757
VistaJet Malta Finance 144A
10.50% 6/1/24 #	360,000	385,574
		2,866,462
Utilities – 2.08%
Calpine
144A 4.625% 2/1/29 #	85,000	83,960
144A 5.00% 2/1/31 #	510,000	510,788
PG&E 5.25% 7/1/30	240,000	252,119
Vistra
144A 7.00% 12/15/26 #, µ, ψ	505,000	512,371
144A 8.00% 10/15/26 #, µ, ψ	220,000	233,024
Vistra Operations 144A 4.375%
5/1/29 #	340,000	341,239
		1,933,501
Total Corporate Bonds
(cost $79,040,024)		81,394,465

Loan Agreements – 7.40%
Applied Systems 2nd Lien 6.25%
(LIBOR03M + 5.50%)
9/19/25 ●	1,454,124	1,470,180
Calpine 2.61% (LIBOR01M +
2.50%) 12/16/27 ●	639	635
DIRECTV Financing 5.75%
LIBOR03M + 5.00% 8/2/27 ●	327,462	328,262
Epicor Software 2nd Lien 8.75%
(LIBOR01M + 7.75%)
7/31/28 ●	368,200	378,049
Gainwell Acquisition Tranche B
4.75% (LIBOR03M + 4.00%)
10/1/27 ●	523,038	525,162
Global Medical Response 5.25%
(LIBOR03M + 4.25%)
10/2/25 ●	1,000	997
Hamilton Projects Acquiror
5.50% (LIBOR03M + 4.50%)
6/17/27 ●	647,108	648,118
PAE 1st Lien 10/19/27 X	479,000	480,247
PECF USS Intermediate Holding
III 4.75% (LIBOR03M +
4.25%) 11/4/28 ●	370,000	370,832
Pre-Paid Legal Services 2nd Lien
12/7/29 X	230,000	229,713
Schweitzer-Mauduit International
Tranche B 4.50% (LIBOR01M
+ 3.75%) 2/9/28 ●	241,785	241,483
Sovos Compliance 1st Lien
5.00% (LIBOR01M + 4.50%)
8/11/28 ●	115,120	115,624
Spirit Aerosystems Tranche B
(LIBOR01M + 3.75%)
1/15/25 X	473,812	475,145
Surgery Center Holdings 4.50%
LIBOR01M + 3.75%
8/31/26 ●	272,214	272,470
Tecta America 2nd Lien 9.25%
(LIBOR01M + 8.50%)
4/9/29 ●	275,000	275,000
UKG 2nd Lien 5.75%
(LIBOR01M + 5.25%)
5/3/27 ●	574,000	577,587

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
Vantage Specialty Chemicals 1st
Lien 4.50% (LIBOR03M +
3.50%) 10/28/24 ●	341,443	$335,383
Vantage Specialty Chemicals 2nd
Lien 9.25% (LIBOR03M +
8.25%) 10/27/25 ●	169,000	165,620
Total Loan Agreements
(cost $6,802,421)		6,890,507

	Number of
	shares
Short-Term Investments – 3.75%
Money Market Mutual Funds – 3.75%
BlackRock FedFund –
Institutional Shares (seven-day
effective yield 0.03%)	872,394	872,394
Fidelity Investments Money
Market Government Portfolio
– Class I (seven-day effective
yield 0.01%)	872,394	872,394
GS Financial Square Government
Fund – Institutional Shares
(seven-day effective yield
0.02%)	872,394	872,394
Morgan Stanley Government
Portfolio – Institutional Share
Class (seven-day effective
yield 0.03%)	872,394	872,394
Total Short-Term Investments
(cost $3,489,576)		3,489,576
Total Value of
Securities—98.51%
(cost $89,332,021)		$91,774,548

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2021, the aggregate value of Rule 144A securities was $59,027,444, which represents 63.36% of the Series’ net assets. See Note 9 in “Notes to financial statements.”
>	PIK. 100% of the income received was in the form of cash.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
X	This loan will settle after December 31, 2021, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.

Unfunded Loan Commitments

The Series may invest in floating rate loans. In connection with these investments, the Series may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Series to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Series earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitment was outstanding at December 31, 2021:

				Unrealized
	Principal			Appreciation
Borrower	Amount	Commitment	Value	(Depreciation)
Sovos Compliance 1st Lien	$19,880	$19,880	$19,967	$87

Schedule of investments
Delaware VIP® Trust — Delaware VIP Fund for Income Series

Summary of abbreviations:
DAC – Designated Activity Company
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
PIK – Payment-in-kind
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Fund for Income Series

December 31, 2021

Assets:
Investments, at value*	$91,774,548
Cash	813,257
Dividends and interest receivable	1,295,613
Receivable for securities sold	794,404
Receivable for series shares sold	6,135
Unrealized appreciation on unfunded loan commitments**	87
Other assets	633
Total Assets	94,684,677
Liabilities:
Payable for securities purchased	1,314,781
Payable for series shares redeemed	109,825
Investment management fees payable to affiliates	51,628
Other accrued expenses	39,333
Legal fees payable to affiliates	1,365
Accounting and administration expenses payable to affiliates	627
Dividend disbursing and transfer agent fees and expenses payable to affiliates	593
Trustees’ fees and expenses payable to affiliates	238
Reports and statements to shareholders expenses payable to affiliates	78
Total Liabilities	1,518,468
Total Net Assets	$93,166,209

Net Assets Consist of:
Paid-in capital	$91,238,077
Total distributable earnings (loss)	1,928,132
Total Net Assets	$93,166,209

Net Asset Value
Standard Class:
Net assets	$93,166,209
Shares of beneficial interest outstanding, unlimited authorization, no par	14,530,928
Net asset value per share	$6.41
____________________
*Investments, at cost	$89,332,021
**See Note 9 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware VIP® Trust — Delaware VIP Fund for Income Series

Year ended December 31, 2021

Investment Income:
Interest	$5,057,522
Dividends	1,603
5,059,125

Expenses:
Management fees	626,360
Accounting and administration expenses	54,534
Audit and tax fees	45,325
Dividend disbursing and transfer agent fees and expenses	8,299
Legal fees	7,372
Custodian fees	4,299
Trustees’ fees and expenses	3,251
Registration fees	20
Reports and statements to shareholders expenses	6
Other	26,190
Total operating expenses	775,656
Net Investment Income	4,283,469
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,917,342
Net change in unrealized appreciation (depreciation) of investments	(2,603,436)
Net Realized and Unrealized Gain	313,906
Net Increase in Net Assets Resulting from Operations	$4,597,375

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Fund for Income Series

	Year ended
	12/31/21	12/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,283,469	$4,560,524
Net realized gain	2,917,342	113,517
Net change in unrealized appreciation (depreciation)	(2,603,436)	2,146,230
Net increase in net assets resulting from operations	4,597,375	6,820,271

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(4,961,205)	(5,678,792)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	2,472,909	2,119,323

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	4,961,205	5,678,792
	7,434,114	7,798,115
Cost of shares redeemed:
Standard Class	(11,772,138)	(16,106,275)
Decrease in net assets derived from capital share transactions	(4,338,024)	(8,308,160)
Net Decrease in Net Assets	(4,701,854)	(7,166,681)

Net Assets:
Beginning of year	97,868,063	105,034,744
End of year	$93,166,209	$97,868,063

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware VIP® Fund for Income Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/21	12/31/20	12/31/19[1]	12/31/18	12/31/17
Net asset value, beginning of period	$6.44	$6.36	$5.96	$6.45	$6.36

Income (loss) from investment operations
Net investment income[2]	0.28	0.29	0.30	0.30	0.30
Net realized and unrealized gain (loss)	0.02	0.16	0.44	(0.46)	0.12
Total from investment operations	0.30	0.45	0.74	(0.16)	0.42

Less dividends and distributions from:
Net investment income	(0.33)	(0.37)	(0.34)	(0.33)	(0.33)
Total dividends and distributions	(0.33)	(0.37)	(0.34)	(0.33)	(0.33)

Net asset value, end of period	$6.41	$6.44	$6.36	$5.96	$6.45
Total return[3]	4.88%	7.95% [4]	12.78% [4]	(2.58% )	6.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$93,166	$97,868	$105,035	$100,198	$106,011
Ratio of expenses to average net assets[5]	0.80%	0.83%	0.85%	0.91%	0.89%
Ratio of expenses to average net assets prior to fees waived[5]	0.80%	0.87%	0.88%	0.91%	0.89%
Ratio of net investment income to average net assets	4.45%	4.73%	4.94%	4.93%	4.70%
Ratio of net investment income to average net assets prior to
fees waived	4.45%	4.69%	4.91%	4.93%	4.70%
Portfolio turnover	86%	131%	115%	73%	66%

[1]

On October 4, 2019, the First Investors Life Series Fund For Income shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Fund For Income shares.

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

16

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Fund for Income Series

December 31, 2021

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Fund for Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Fund For Income, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2021, and for all open tax years (years ended December 31, 2018–December 31, 2020), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2021, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Series declares and pays dividends from net investment income and

(continues)                    17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Fund for Income Series

1. Significant Accounting Policies (continued)

distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended December 31, 2021.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2021, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.81% of the Series’ average daily net assets from April 30, 2021 through December 31, 2021.* From January 1, 2021 through April 29, 2021, DMC contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expense to 0.83% of the Series’ average daily net assets. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2021, the Series was charged $7,358 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2021, the Series was charged $7,227 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended

18

December 31, 2021, the Series was charged $5,769 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and Delaware Distributors, L.P. are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 30, 2022.

3. Investments

For the year ended December 31, 2021, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$79,477,333
Sales	84,913,653

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$89,599,894
Aggregate unrealized appreciation of investments	$2,612,446
Aggregate unrealized depreciation of investments	(437,792)
Net unrealized appreciation of investments	$2,174,654

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 -	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 -

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

(continues)                    19

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Fund for Income Series

3. Investments (continued)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Total
Securities
Assets:
Corporate Bonds	$—	$81,394,465	$81,394,465
Loan Agreements	—	6,890,507	6,890,507
Short-Term Investments	3,489,576	—	3,489,576
Total Value of Securities	$3,489,576	$88,284,972	$91,774,548

During the year ended December 31, 2021, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the period in relation to the Series’ net assets. During the year ended December 31, 2021, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:

	Year ended
	12/31/21	12/31/20
Ordinary income	$4,961,205	$5,678,792

5. Components of Net Assets on a Tax Basis

As of December 31, 2021, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$91,238,077
Undistributed ordinary income	5,363,214
Undistributed long-term capital gains	392,725
Capital loss carryforwards*	(6,002,461)
Unrealized appreciation (depreciation) of investments	2,174,654
Net assets	$93,166,209

*	A portion of the Series capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

The differences between the book basis and tax basis components of net assets are primarily attributable to market premium on debt instruments and tax deferral on losses on wash sales.

20

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2021, the Series had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2021, the Series utilized $1,438,163 of capital loss carryforwards.

At December 31, 2021, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$696,408	$5,306,053	$6,002,461

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/21	12/31/20
Shares sold:
Standard Class	387,116	343,476
Shares issued upon reinvestment of dividends and distributions:
Standard Class	800,194	1,025,053
	1,187,310	1,368,529
Shares redeemed:
Standard Class	(1,847,542)	(2,679,433)
Net decrease	(660,232)	(1,310,904)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% with the addition of an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 1, 2021.

On November 1, 2021, the Series, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described above and operates in substantially the same manner as the original Agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 31, 2022.

The Series had no amounts outstanding as of December 31, 2021, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect

(continues)                    21

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Fund for Income Series

8. Securities Lending (continued)

to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2021, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Series’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs ) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

22

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

(continues)                    23

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Fund for Income Series

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in the Series’ financial statements.

24

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Fund for Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Fund for Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Fund for Income (subsequent to reorganization, known as Delaware VIP Fund for Income Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and agent banks; when replies were not received from agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

25

Other Series information (Unaudited)
Delaware VIP® Fund for Income Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2021, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%
____________________

(A)	is based on a percentage of the Series’ total distributions.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Fund for Income Series at a meeting held August 10-12, 2021

At a meeting held on August 10-12, 2021 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Fund for Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), and the Sub-Advisory Agreements with Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Global Limited (“MIMGL”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Asset Management”) and the Sub-Advisers, as applicable concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2021, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds by Macquarie® (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies,

26

and restrictions for the Series; the compliance of each Sub-Adviser’s personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of each Sub-Adviser and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by each Sub-Adviser.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2020. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all high yield funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-year period was in the first quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 10-year periods was in the second quartile of its Performance Universe and the Series’ total return for the 5-year period was in the third quartile of its Performance Universe. The Board observed that the Series’ performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2022 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

27

Other Series information (Unaudited)
Delaware VIP® Fund for Income Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Fund for Income Series at a meeting held August 10-12, 2021 (continued)

Management profitability. Trustees were also given available information on profits being realized by each Sub-Adviser in relation to the services being provided to the Series and in relation to each Sub-Advisers overall investment advisory business but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by each Sub-Adviser in connection with its relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2021, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

28

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	148	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	148	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	148	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	148	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	148	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

29

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

H. Jeffrey Dobbs[3]	Trustee	Since December 2021	Global Sector Chairman,	148	Director, Valparaiso
610 Market Street			Industrial Manufacturing,		University
Philadelphia, PA			KPMG LLP		(2012–Present)
19106-2354			(2010-2015)		Director, TechAccel LLC
May 1955					(2015–Present)(Tech
R&D)
Board Member, Kansas
City Repertory Theatre
(2015–Present)
Board Member, Patients
Voices, Inc. (healthcare)
(2018–Present)
Kansas City Campus for
Animal Care
(2018–Present)
Director, National
Association of
Manufacturers
(2010–2015)
Director, The Children’s
Center
(2003–2015)
Director, Metropolitan
Affairs Coalition
(2003–2015)
Director, Michigan
Roundtable for Diversity
and Inclusion
(2003–2015)
Trustee, Ivy Funds
Complex
(2019–2021)

John A. Fry	Trustee	Since January 2001	Drexel University	148	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College		Governance Committee
19106-2354			(July 2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director, Audit and
Compensation Committee
Member — vTv
Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

30

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph Harroz, Jr.[3]	Trustee	Since December 2021	President (2020–Present), Interim President	148	Director, OU Medicine, Inc.
610 Market Street			(2019–2020), Vice President (2010–2019) and		(2020–Present)
Philadelphia, PA			Dean (2010–2019), College of Law, University		Director and Shareholder,
19106-2354			of Oklahoma; Managing Member, Harroz		Valliance Bank
January 1967			Investments, LLC, (commercial enterprises)		(2007–Present)
			(1998–2019); Managing Member, St. Clair, LLC		Director, Foundation
			(commercial enterprises) (2019–Present)		Healthcare (formerly
Graymark HealthCare)
(2008–2017)
Trustee, the Mewbourne
Family Support
Organization
(2006–Present)(non-
profit) Independent
Director, LSQ Manager,
Inc. (real estate)
(2007–2016)
Director, Oklahoma
Foundation for Excellence
(non-profit)
(2008–Present)
Trustee, Ivy Funds
Complex
(1998–2021)

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Hall Family
610 Market Street			Hospitals and Clinics		Foundation
Philadelphia, PA			(2016–2019);		(1993–Present)
19106-2354			CFO, Children’s Mercy Hospitals and Clinics		Director, Westar Energy
September 1957			(2005–2016)		(utility) (2004–2018)
Trustee, Nelson-Atkins
Museum of Art (non-
profit) (2021–Present)
(2007–2020)
Director, Turn the Page KC
(non-profit) (2012–2016)
Director, Kansas
Metropolitan Business and
Healthcare Coalition (non-
profit) (2017–2019)
Director, National
Association of Corporate
Directors (non-profit)
National Board (2022–
Present); Regional Board
(2017–2021
Director, American Shared
Hospital Services (medical
device) (2017–2021)
Director, Evergy, Inc.,
Kansas City Power & Light
Company, KCP&L Greater
Missouri Operations
Company, Westar Energy,
Inc. and Kansas Gas and
Electric Company (related
utility companies) (2018–
Present)

31

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Stowers
(continued)			Hospitals and Clinics		(research) (2018)
610 Market Street			(2016–2019);		Co-Chair, Women
Philadelphia, PA			CFO, Children’s Mercy Hospitals and Clinics		Corporate Directors
19106-2354			(2005–2016)		(director education)
September 1957					(2018–2020)
Trustee, Ivy Funds
Complex
(2019-2021)
Director, Brixmor Property
Group Inc.
(2021–Present)
Director, Sera
Prognostics Inc.
(biotechnology)
(2021–Present)
Director, Recology
(resource recovery)
(2021–Present)

Frances A.	Trustee	Since September 2011	Private Investor	148	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean (August 2011–		and Compensation
			March 2012) and Interim Dean		Committee Member —
			(January 2011–July 2011) — University of		Callon Petroleum
			Miami School of Business Administration		Company
			President — U.S. Trust, Bank of America		(December 2019–Present)
			Private Wealth Management (Private Banking)		Director — New Senior
			(July 2007-December 2008)		Investment Group Inc.
(January 2021–September
2021)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC Financial Services	148	Director — HSBC North
610 Market Street			Group		America Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018

32

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	148	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member —
The Merger Fund
(2013–October 2021),
The Merger Fund VL
(2013–October 2021);
WCM Alternatives: Event-
Driven Fund (2013–
October 2021), and WCM
Alternatives: Credit Event
Fund (December 2017–
October 2021)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	148	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	148	None[4]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Senior Vice President and	Senior Vice President and	Daniel V. Geatens has served in various	148	None[4]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	148	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

33

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
[4]

David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

34

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2013686)
AR-VIPFFI-222

Delaware VIP® Trust

Delaware VIP Growth and Income Series

December 31, 2021

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Growth and Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2022 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Growth and Income Series

January 11, 2022 (Unaudited)

The investment objective of the Series is to seek long-term growth of capital and current income.

At a meeting on November 18, 2020, the Board of Trustees of Delaware VIP Trust (the Board ) approved the replacement of Delaware VIP Growth and Income Series’ current portfolio managers with the Global Systematic Investment team of the Series’ current sub-advisor, Macquarie Investment Management Global Limited. In connection with this determination, the Board approved certain changes to the Series’ investment strategies. These portfolio management and strategy changes were effective on or about January 29, 2021. The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Series to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes. Please see the supplement in the Series’ prospectus dated November 23, 2020 for more information.

For the fiscal year ended December 31, 2021, the Series’ Standard Class shares gained 22.20%. This figure reflects all distributions reinvested. The Series underperformed its benchmark, the Russell 1000® Value Index, which gained 25.16% for the same period.

Despite the backdrop of the global pandemic, equity markets were strong during the year ended December 31, 2021. US markets continued building on their string of all-time highs – 70 for the year with the last one coming on December 29. There were other signs of excess as the year ended, including record-setting volumes in daily options trading, all-time-high exchange-traded fund (ETF) flows globally, a new calendar-year record for initial public offerings (IPOs), and the highest-ever level of margin debt.

The sustained highs were stark when compared with the persistent challenges that marked the year. The lingering effects of COVID-19 (including the emergence of the Omicron variant) resulted in ongoing worker shortages, manufacturing delays, and supply chain bottlenecks. Delivery times, freight costs, and prices for a broad array of goods, including food, remained elevated. Additionally, energy prices stayed high as OPEC kept supplies in check and US oil and gas producers maintained a conservative approach to domestic production. (Sources: Dow Jones, FactSet Research Systems, Rosenberg Research.)

US economic growth began to moderate in the second half of the year. Real gross domestic product (GDP) expanded 2.3% at a seasonally adjusted annual rate in the third quarter, according to the US Department of Commerce. The average annual rate of economic growth for the first half of 2021 was 6.5%. At its December meeting, the Federal Open Market Committee (FOMC) decided to further reduce the size of its monthly bond purchases, doubling the pace of tapering from $15 billion per month to $30 billion. (The Federal Reserve had been buying approximately $120 billion of government bonds per month from the onset of the pandemic in March 2020 through November 2021.) The FOMC meeting, which concluded on December 15, occurred soon after the Bureau of Labor Statistics released US Consumer Price Index (CPI) data for November, which showed mounting inflationary pressures. The new, monthly reductions to the level of bond purchases means the Fed’s quantitative easing program is set to conclude in April. (Source: Federal Reserve Bank, Ned Davis Research.)

In the latter half of the fiscal year, investors sharpened their focus on inflation, which increasingly appears to be more persistent than transitory, with the CPI data for November showing mounting pressures. According to the most recent inflation data, the Personal Consumption Expenditures Price Index (PCE) was up 5.7% in November from a year earlier, the highest since July 1982. The Core Personal Consumption Expenditures Price Index (Core PCE), the Fed’s preferred inflation gauge, which excludes food and energy prices, increased 4.7%, the most since February 1989. (Source: Bureau of Economic Analysis.)

On a sector basis, industrials, information technology (IT), and energy contributed to Series performance. The strong performance from IT was driven mainly by positive stock selection. In particular, holdings in Motorola Solutions Inc., Broadcom Inc., and Intel Corp. contributed to the Series’ performance. We did not hold Intel in the Series at the end of the fiscal year.

Data communication and telecommunications equipment provider Motorola Solutions hit record highs during the period. Motorola delivered strong financial results, with second-quarter results that saw the company deliver double-digit growth. The company noted that strong demand for its mission-critical technologies was driving increased expectations for the full year. Motorola also added to its command center solutions portfolio with the acquisition of 911 Datamaster Inc.

In the energy sector, stock selection was the key driver, in particular, an overweight holding in ConocoPhillips, although this was partially offset by a negative sector allocation effect. The company announced in March that it had resumed a previously suspended share-buyback program. It expects to buy back shares at an annualized rate of $1.5 billion, 50% more than before. ConocoPhillips also intends to return more

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Growth and Income Series

than 30% of its cash from operations to shareholders every year. In a statement, the CEO said that commodity prices have strengthened such that the dividend alone may not be sufficient to meet the company’s return-of-capital (ROC) commitment.

Healthcare, financials, and communication services were the leading detractors from performance. Healthcare was the main detractor, driven by both negative stock selection and sector allocation. Among the Series’ holdings, shares of Viatris Inc. fell after the pharmaceutical and healthcare services company provided a downbeat revenue outlook for 2021, adding that it was initiating a dividend. The company, formed in November 2020 through the combination of Mylan and Pfizer Inc.’s Upjohn business, announced that it expects 2021 revenue of $17.2 billion to $17.8 billion, compared to the consensus estimate of $18.4 billion.

Stock selection drove underperformance in materials. The sector allocation effect was flat. An overweight in DuPont de Nemours Inc. detracted from the Series’ performance, while underweight positions in companies such as Nucor Corp., and Freeport-McMoRan Inc. also detracted from performance.

In communication services, stock selection and sector allocation reduced performance. Holdings in AT&T Inc. and Verizon Communications Inc. were key detractors.

As of the close of the fiscal year, the Series held 50 companies diversified across sectors. Cash was 0.2% of the Series’ total portfolio and no derivative instruments were held. From a sector positioning point of view, the Series was overweight IT, energy, and healthcare and was underweight industrials, real estate, and utilities. From a factor perspective, at the end of the period the Series had a quality and value tilt. Due to the Series’ objective, there was also a large exposure to income.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Growth and Income Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2021
	1 year	3 year	5 year	10 year
Standard Class shares (commenced operations on November 9, 1987)	+22.20%	+15.17%	+10.17%	+11.67%
Russell 1000 Value Index	+25.16%	+17.64%	+11.16%	+12.97%

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.72%, while total operating expenses for Standard Class shares were 0.74%. The management fee for Standard Class shares was 0.65%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.72% of the Series’ average daily net assets from April 30, 2021 through December 31, 2021.* From January 1, 2021 through April 29, 2021, DMC contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses to 0.77% of the Series’ average daily net assets. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the “Performance of a $10,000 investment” graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

There is no guarantee that dividend-paying stocks will continue to pay dividends.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

____________________

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 30, 2022.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Growth and Income Series

Performance of a $10,000 investment

For period beginning December 31, 2011 through December 31, 2021

For period beginning December 31, 2011 through December 31, 2021	Starting value	Ending value
Russell 1000 Value Index	$10,000	$33,846
Delaware VIP Growth and Income Series — Standard Class shares	$10,000	$30,161

The graph shows a $10,000 investment in Delaware VIP Growth and Income Series Standard Class shares for the period from December 31, 2011 through December 31, 2021.

The graph also shows $10,000 invested in the Russell 1000 Value Index for the period from December 31, 2011 through December 31, 2021.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The US Consumer Price Index (CPI), mentioned on page 1, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

The Personal Consumption Expenditures Price Index (PCE), mentioned on page 1, is a measure of inflation that is calculated by the Bureau of Economic Analysis, representing changes in consumer spending on goods and services. It accounts for about two-thirds of domestic final spending.

The Core Personal Consumption Expenditures Price Index (Core PCE), mentioned on page 1, measures the prices paid by consumers for goods and services excluding food and energy prices, because of the volatility caused by movements in food and energy prices, to reveal underlying inflation trends.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

4

Disclosure of Series expenses
For the six-month period from July 1, 2021 to December 31, 2021 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2021 to December 31, 2021.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/21 to
	7/1/21	12/31/21	Ratio	12/31/21*
Actual Series return†
Standard Class	$1,000.00	$1,070.70	0.69%	$3.60
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.73	0.69%	$3.52

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

5

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP Growth and Income Series

As of December 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock	99.28%
Communication Services	8.16%
Consumer Discretionary	5.22%
Consumer Staples	7.15%
Energy	5.74%
Financials	20.44%
Healthcare	22.21%
Industrials	9.72%
Information Technology	17.87%
Materials	2.54%
Real Estate	0.23%
Short-Term Investments	0.67%
Total Value of Securities	99.95%
Receivables and Other Assets Net of
Liabilities	0.05%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Johnson & Johnson	4.76%
Cisco Systems	4.08%
Motorola Solutions	3.84%
Broadcom	3.75%
First American Financial	3.62%
Northrop Grumman	3.47%
Raytheon Technologies	3.37%
Cognizant Technology Solutions Class A	3.37%
Philip Morris International	3.23%
Exxon Mobil	3.15%

6

Schedule of investments
Delaware VIP® Trust — Delaware VIP Growth and Income Series

December 31, 2021

	Number of
	shares	Value (US $)
Common Stock – 99.28%
Communication Services – 8.16%
AT&T	458,763	$11,285,570
Comcast Class A	305,156	15,358,501
Verizon Communications	298,106	15,489,588
		42,133,659
Consumer Discretionary – 5.22%
Chipotle Mexican Grill †	2,474	4,325,171
Lowe’s	26,311	6,800,867
TJX	208,195	15,806,164
		26,932,202
Consumer Staples – 7.15%
Altria Group	152,280	7,216,549
Archer-Daniels-Midland	45,826	3,097,379
Herbalife Nutrition †	55,748	2,281,766
Mondelez International Class A	115,578	7,663,977
Philip Morris International	175,459	16,668,605
		36,928,276
Energy – 5.74%
ConocoPhillips	184,611	13,325,222
Exxon Mobil	266,048	16,279,477
		29,604,699
Financials – 20.44%
Allstate	109,763	12,913,617
American Financial Group	9,053	1,243,158
American International Group	222,142	12,630,994
Discover Financial Services	22,752	2,629,221
Evercore Class A	29,404	3,994,533
First American Financial	239,097	18,704,558
MetLife	182,200	11,385,678
Old Republic International	312,811	7,688,894
OneMain Holdings	94,524	4,729,981
Synchrony Financial	210,119	9,747,421
Truist Financial	227,818	13,338,744
Unum Group	138,708	3,408,056
Upstart Holdings †	20,584	3,114,359
		105,529,214
Healthcare – 22.21%
AbbVie	59,060	7,996,724
AmerisourceBergen	51,392	6,829,483
Bristol-Myers Squibb	251,042	15,652,469
Cardinal Health	57,662	2,969,017
Cigna	49,999	11,481,270
CVS Health	107,994	11,140,661
Gilead Sciences	99,876	7,251,996
Johnson & Johnson	143,576	24,561,546
Merck & Co.	189,357	14,512,321
Pfizer	89,818	5,303,753
Viatris	513,040	6,941,431
		114,640,671
Industrials – 9.72%
Emerson Electric	66,561	6,188,176
Honeywell International	41,469	8,646,701
Northrop Grumman	46,349	17,940,308
Raytheon Technologies	202,278	17,408,045
		50,183,230
Information Technology – 17.87%
Broadcom	29,114	19,372,747
Cisco Systems	332,032	21,040,868
Cognizant Technology Solutions
Class A	195,865	17,377,143
HP	157,911	5,948,507
Motorola Solutions	72,962	19,823,775
Oracle	84,563	7,374,739
Western Union	74,082	1,321,623
		92,259,402
Materials – 2.54%
DuPont de Nemours	111,429	9,001,235
Newmont	66,209	4,106,282
		13,107,517
Real Estate – 0.23%
Equity Residential	13,276	1,201,478
		1,201,478
Total Common Stock
(cost $419,018,881)		512,520,348

Short-Term Investments – 0.67%
Money Market Mutual Funds – 0.67%
BlackRock FedFund –
Institutional Shares (seven-
day effective yield 0.03%)	872,213	872,213
Fidelity Investments Money
Market Government Portfolio
– Class I (seven-day effective
yield 0.01%)	872,213	872,213
GS Financial Square
Government Fund –
Institutional Shares (seven-
day effective yield 0.02%)	872,214	872,214

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Growth and Income Series

	Number of
	shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Government
Portfolio – Institutional
Share Class (seven-day
effective yield 0.03%)	872,214	$872,214
Total Short-Term Investments
(cost $3,488,854)		3,488,854
Total Value of
Securities–99.95%
(cost $422,507,735)		$516,009,202

†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

8

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Growth and Income Series

December 31, 2021

Assets:
Investments, at value*	$516,009,202
Cash	12,675
Dividends receivable	786,778
Other assets	3,510
Total Assets	516,812,165
Liabilities:
Investment management fees payable to affiliates	277,690
Payable for series shares redeemed	241,095
Accounting and administration fees payable to non-affiliates	21,054
Other accrued expenses	14,321
Dividend disbursing and transfer agent fees and expenses payable to affiliates	3,206
Accounting and administration expenses payable to affiliates	1,894
Trustees’ fees and expenses payable to affiliates	1,238
Legal fees payable to affiliates	1,069
Reports and statements to shareholders expenses payable to affiliates	405
Total Liabilities	561,972
Total Net Assets	$516,250,193

Net Assets Consist of:
Paid-in capital	$364,527,080
Total distributable earnings (loss)	151,723,113
Total Net Assets	$516,250,193

Net Asset Value
Standard Class:
Net assets	$516,250,193
Shares of beneficial interest outstanding, unlimited authorization, no par	15,273,273
Net asset value per share	$33.80
____________________
* Investments, at cost	$422,507,735

See accompanying notes, which are an integral part of the financial statements.

9

Statement of operations
Delaware VIP® Trust — Delaware VIP Growth and Income Series

Year ended December 31, 2021

Investment Income:
Dividends	$14,593,393

Expenses:
Management fees	3,249,871
Accounting and administration expenses	119,756
Dividend disbursing and transfer agent fees and expenses	42,943
Audit and tax fees	29,839
Trustees’ fees and expenses	16,403
Custodian fees	16,040
Legal fees	8,132
Registration fees	24
Other	2,491
3,485,499
Total operating expenses	3,485,499
Net Investment Income	11,107,894
Net Realized and Unrealized Gain:
Net realized gain on investments	51,788,654
Net change in unrealized appreciation (depreciation) of investments	36,550,302
Net Realized and Unrealized Gain	88,338,956
Net Increase in Net Assets Resulting from Operations	$99,446,850

See accompanying notes, which are an integral part of the financial statements.

10

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Growth and Income Series

	Year ended
	12/31/21	12/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$11,107,894	$9,098,630
Net realized gain (loss)	51,788,654	(4,075,021)
Net change in unrealized appreciation (depreciation)	36,550,302	(12,421,762)
Net increase (decrease) in net assets resulting from operations	99,446,850	(7,398,153)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(9,074,137)	(136,194,991)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	1,047,557	3,043,343

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	9,074,137	136,194,991
	10,121,694	139,238,334
Cost of shares redeemed:
Standard Class	(51,410,464)	(46,521,417)
Increase (decrease) in net assets derived from capital share transactions	(41,288,770)	92,716,917
Net Increase (Decrease) in Net Assets	49,083,943	(50,876,227)

Net Assets:
Beginning of year	467,166,250	518,042,477
End of year	$516,250,193	$467,166,250

See accompanying notes, which are an integral part of the financial statements.

11

Financial highlights
Delaware VIP® Growth and Income Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/21	12/31/20	12/31/19[1]	12/31/18	12/31/17
Net asset value, beginning of period	$28.17	$43.10	$41.84	$49.45	$44.18

Income (loss) from investment operations
Net investment income[2]	0.70	0.59	0.71	0.72	0.66
Net realized and unrealized gain (loss)	5.49	(3.82)	8.82	(5.48)	7.09
Total from investment operations	6.19	(3.23)	9.53	(4.76)	7.75

Less dividends and distributions from:
Net investment income	(0.56)	(0.75)	(0.74)	(0.68)	(0.71)
Net realized gain	—	(10.95)	(7.53)	(2.17)	(1.77)
Total dividends and distributions	(0.56)	(11.70)	(8.27)	(2.85)	(2.48)

Net asset value, end of period	$33.80	$28.17	$43.10	$41.84	$49.45
Total return[3]	22.20%	(0.46% )	25.60%	(10.17% )	18.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$516,250	$467,166	$518,042	$448,975	$531,695
Ratio of expenses to average net assets[4]	0.70%	0.74%	0.76%	0.77%	0.78%
Ratio of net investment income to average net assets	2.22%	2.09%	1.75%	1.54%	1.45%
Portfolio turnover	49%	30%	122% [5]	58%	17%

1

On October 4, 2019, the First Investors Life Series Growth & Income Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Growth & Income Fund shares.

2	Calculated using average shares outstanding.
3

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

4	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
5	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

12

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth and Income Series

December 31, 2021

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Growth and Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Growth & Income Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2021, and for all open tax years (years ended December 31, 2018–December 31, 2020), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2021, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

(continues)                      13

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth and Income Series

1. Significant Accounting Policies (continued)

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended December 31, 2021.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2021, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.72% of the Series’ average daily net assets from April 30, 2021 through December 31, 2021.* From January 1, 2021 through April 29, 2021, DMC contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses to 0.77% of the Series’ average daily net assets. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2021, the Series was charged $21,457 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2021, the Series was charged $37,531 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2021, the Series was charged $21,176 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

14

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and Delaware Distributors, L.P. are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 30, 2022.

3. Investments

For the year ended December 31, 2021, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$238,946,683
Sales	276,105,249

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$423,390,042
Aggregate unrealized appreciation of investments	$102,715,653
Aggregate unrealized depreciation of investments	(10,096,493)
Net unrealized appreciation of investments	$92,619,160

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

(continues)                    15

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth and Income Series

3. Investments (continued)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2021:

Level 1
Securities
Assets:
Common Stock	$512,520,348
Short-Term Investments	3,488,854
Total Value of Securities	$516,009,202

During the year ended December 31, 2021, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. During the year ended December 31, 2021, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:

	Year ended
	12/31/21	12/31/20
Ordinary income	$9,074,137	$19,647,293
Long-term capital gains	—	116,547,698
Total	$9,074,137	$136,194,991

5. Components of Net Assets on a Tax Basis

As of December 31, 2021, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$364,527,080
Undistributed ordinary income	21,509,939
Undistributed long-term capital gains	37,594,014
Unrealized appreciation (depreciation) of investments	92,619,160
Net assets	$516,250,193

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2021, the Series had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2021, the Series utilized $3,858,753 of capital loss carryforwards.

16

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/21	12/31/20
Shares sold:
Standard Class	34,121	113,482
Shares issued upon reinvestment of dividends and distributions:
Standard Class	296,929	6,088,288
	331,050	6,201,770
Shares redeemed:
Standard Class	(1,641,369)	(1,637,967)
Net increase (decrease)	(1,310,319)	4,563,803

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% with the addition of an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 1, 2021.

On November 1, 2021, the Series, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described above and operates in substantially the same manner as the original Agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 31, 2022.

The Series had no amounts outstanding as of December 31, 2021, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored

(continues)                    17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth and Income Series

8. Securities Lending (continued)

enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2021, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests in growth stocks, which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2021. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2021, there were no Rule 144A securities held by the Series.

18

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in the Series’ financial statements.

(continues)                    19

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Growth and Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Growth and Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Growth & Income Fund (subsequent to reorganization, known as Delaware VIP Growth and Income Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

20

Other Series information (Unaudited)
Delaware VIP® Growth and Income Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2021, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%
(B) Qualified Dividends[1]	100.00%
____________________

(A) is based on a percentage of the Series’ total distributions.
(B) is based on the Series’ ordinary income distributions.
[1] Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Growth and Income Series at a meeting held August 10-12, 2021

At a meeting held on August 10-12, 2021 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Growth and Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Asset Management”) and the Sub-Advisers, as applicable concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2021, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds by Macquarie® (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

21

Other Series information (Unaudited)
Delaware VIP® Growth and Income Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Growth and Income Series at a meeting held August 10-12, 2021 (continued)

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of each Sub-Adviser’s personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of each Sub-Adviser and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by each Sub-Adviser.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2021. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all large-cap value funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, and 5-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 10-year period was in the second quartile of its Performance Universe. The Board observed that Series’ performance results were mixed. In evaluating the Series’ performance, the Board considered the performance attribution included in the meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2022 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary

22

benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each Sub-Adviser in relation to the services being provided to the Series and in relation to each Sub-Advisers overall investment advisory business but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by each Sub-Adviser in connection with its relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2021, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

23

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	148	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	148	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	148	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	148	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	148	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

24

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

H. Jeffrey Dobbs[3]	Trustee	Since December 2021	Global Sector Chairman,	148	Director, Valparaiso
610 Market Street			Industrial Manufacturing,		University
Philadelphia, PA			KPMG LLP		(2012–Present)
19106-2354			(2010-2015)		Director, TechAccel LLC
May 1955					(2015–Present)(Tech
R&D)
Board Member, Kansas
City Repertory Theatre
(2015–Present)
Board Member, Patients
Voices, Inc. (healthcare)
(2018–Present)
Kansas City Campus for
Animal Care
(2018–Present)
Director, National
Association of
Manufacturers
(2010–2015)
Director, The Children’s
Center
(2003–2015)
Director, Metropolitan
Affairs Coalition
(2003–2015)
Director, Michigan
Roundtable for Diversity
and Inclusion
(2003–2015)
Trustee, Ivy Funds
Complex
(2019–2021)

John A. Fry	Trustee	Since January 2001	Drexel University	148	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College		Governance Committee
19106-2354			(July 2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director, Audit and
Compensation Committee
Member — vTv
Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

25

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph Harroz, Jr.[3]	Trustee	Since December 2021	President (2020–Present), Interim President	148	Director, OU Medicine, Inc.
610 Market Street			(2019–2020), Vice President (2010–2019) and		(2020–Present)
Philadelphia, PA			Dean (2010–2019), College of Law, University		Director and Shareholder,
19106-2354			of Oklahoma; Managing Member, Harroz		Valliance Bank
January 1967			Investments, LLC, (commercial enterprises)		(2007–Present)
			(1998–2019); Managing Member, St. Clair, LLC		Director, Foundation
			(commercial enterprises) (2019–Present)		Healthcare (formerly
Graymark HealthCare)
(2008–2017)
Trustee, the Mewbourne
Family Support
Organization
(2006–Present)(non-
profit) Independent
Director, LSQ Manager,
Inc. (real estate)
(2007–2016)
Director, Oklahoma
Foundation for Excellence
(non-profit)
(2008–Present)
Trustee, Ivy Funds
Complex
(1998–2021)

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Hall Family
610 Market Street			Hospitals and Clinics		Foundation
Philadelphia, PA			(2016–2019);		(1993–Present)
19106-2354			CFO, Children’s Mercy Hospitals and Clinics		Director, Westar Energy
September 1957			(2005–2016)		(utility) (2004–2018)
Trustee, Nelson-Atkins
Museum of Art (non-
profit) (2021–Present)
(2007–2020)
Director, Turn the Page KC
(non-profit) (2012–2016)
Director, Kansas
Metropolitan Business and
Healthcare Coalition (non-
profit) (2017–2019)
Director, National
Association of Corporate
Directors (non-profit)
National Board (2022–
Present); Regional Board
(2017–2021)
Director, American Shared
Hospital Services (medical
device) (2017–2021)
Director, Evergy, Inc.,
Kansas City Power & Light
Company, KCP&L Greater
Missouri Operations
Company, Westar Energy,
Inc. and Kansas Gas and
Electric Company (related
utility companies) (2018–
Present)

26

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Stowers
(continued)			Hospitals and Clinics		(research) (2018)
610 Market Street			(2016–2019);		Co-Chair, Women
Philadelphia, PA			CFO, Children’s Mercy Hospitals and Clinics		Corporate Directors
19106-2354			(2005–2016)		(director education)
September 1957					(2018–2020)
Trustee, Ivy Funds
Complex
(2019-2021)
Director, Brixmor Property
Group Inc.
(2021–Present)
Director, Sera
Prognostics Inc.
(biotechnology)
(2021–Present)
Director, Recology
(resource recovery)
(2021–Present)

Frances A.	Trustee	Since September 2011	Private Investor	148	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean (August 2011–		and Compensation
			March 2012) and Interim Dean		Committee Member —
			(January 2011–July 2011) — University of		Callon Petroleum
			Miami School of Business Administration		Company
			President — U.S. Trust, Bank of America		(December 2019–Present)
			Private Wealth Management (Private Banking)		Director — New Senior
			(July 2007-December 2008)		Investment Group Inc.
(January 2021–September
2021)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC Financial Services	148	Director — HSBC North
610 Market Street			Group		America Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

27

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	148	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member —
The Merger Fund
(2013–October 2021),
The Merger Fund VL
(2013–October 2021);
WCM Alternatives: Event-
Driven Fund (2013–
October 2021), and WCM
Alternatives: Credit Event
Fund (December 2017–
October 2021)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	148	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	148	None[4]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Senior Vice President and	Senior Vice President and	Daniel V. Geatens has served in various	148	None[4]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	148	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

28

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
[4]

David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

29

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2013686)
AR-VIPGI-222

Delaware VIP® Trust

Delaware VIP Growth Equity Series

December 31, 2021

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Growth Equity Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2022 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Growth Equity Series

January 11, 2022 (Unaudited)

The investment objective of the Series is to seek long-term growth of capital.

Smith Asset Management Group, L.P. (Smith), a US registered investment advisor, is the sub-advisor to the Series. As sub-advisor, Smith is responsible for day-to-day management of the Series’ assets. Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), has ultimate responsibility for all investment advisory services.

For the fiscal year ended December 31, 2021, Delaware VIP Growth Equity Series (the “Series”) Standard Class shares gained 39.23%. This figure reflects all dividends reinvested. For the same period, the Series’ benchmark, the Russell 1000® Growth Index, advanced 27.60%.

The 12-month period ended December 31, 2021 continued the economic rebound from the COVID-19 pandemic. The Russell 1000 Growth Index was off to a modest start as the fiscal year began but would go on to record four positive quarterly results for 2021, two modestly positive at around 1% and two just under 12%. This is now a total of seven consecutive positive quarters since the pandemic rocked the market, with the Series gaining more than 118% since March 31, 2020 compared with the benchmark’s return of 106% over the same period.

The market rallied during the last few weeks of the fiscal year, as the benchmark notched a new high in the final week of December. The benchmark’s 11.6% gain in the fourth quarter put an exclamation point on a 27.6% total annual return. Real gross domestic product (GDP) looked healthier as we closed out the fiscal year. After a slowdown induced by supplier bottlenecks and several variants of COVID-19, the Atlanta Fed’s GDPNow forecast model rose to 7.6% indicating what would be a fairly robust fourth quarter. If that proves correct, real GDP is on pace to exceed the pre-COVID trendline at year-end. Jobless claims were back to healthy levels at the end of the fiscal year. Although consumers seemed generally cautious, they have not cut back on spending, with both ecommerce sales and traditional stores running ahead of pre-pandemic levels.

Our investment process is centered on a very specific and clearly defined fundamental outcome: Companies that can sustainably grow earnings faster than expected have the potential to outperform over time. During the year, the Series’ holdings delivered 35.4% earnings growth versus an expectation of 13.7%, compared with the benchmark where holdings delivered 22.6% earnings growth versus an expectation of 11.2%.

The information technology sector, with holdings gaining 50.6%, was the leading contributor to returns in the Series, even while holdings in the consumer staples sector delivered stronger absolute returns at 59.7%. Shares of Fortinet Inc., a provider of both hardware- and software-based cyber-security solutions, gained 143.7% as the company benefited from businesses that were reevaluating technology needs in a post-pandemic environment. Nvidia, a leader in graphics processing unit design and manufacturing, rose 127.0% due to continued solid demand for the company’s advanced chips. EPAM Systems Inc., a provider of technology consulting services, software product development, and digital platform engineering, saw its stock rise 87.1% during the 12-month period, due to growing demand for business processing outsourcing services.

While cash in the portfolio was the largest drag on performance with a negative effect of 0.4%, the materials sector delivered a negative effect of 0.3%. Westlake Chemical Corp., a provider of vinyls and olefins that are ubiquitous components of products in modern society, was added late in the fiscal year in anticipation of rebounding manufacturing activity. Unfortunately, the Omicron-variant of COVID-19 made its appearance soon thereafter, making investors nervous. As a result, shares declined 0.2% for the 12-month period. International Paper Co., a manufacturer of paper and packaging materials, saw operations hampered by supply chain issues, transportation problems, and input costs. Resulting pressure on margins caused earnings to miss expectations. Shares posted a gain of just 3.7% for the fiscal year before the position was sold.

It is notable that the Series’ two largest individual detractors for the 12-month period were Microsoft Corp. and Tesla Inc. While Microsoft is held in the Series, the position is just half of the 9.9% weight the company carries in the benchmark. Thus, as the shares gained 52.4% during the year, the relative negative effect for the Series was 1.2%. Tesla’s stock, which is not held in the Series due to valuation concerns, returned 49.7% for the 12-month period. This resulted in a 0.8% negative effect for the Series.

Although we anticipate there will be many bumps in the road over the next several years, we believe that the global economy and corporate earnings are in recovery and expansion mode. Wholesale inflation is a risk to earnings if companies are not able to pass on costs to customers or find efficiencies to offset them. It is easy to project the most recent increases into the future, but the probability of a repeat of the past year seems low, in our view. The other risk to earnings is a worse hit to activity from new variants of COVID-19 than currently foreseen. The world seems to be getting better at learning to live with the virus, however, and while consumers might be nervous about the virus, activity is no longer coming to a screeching halt as evidenced by airport activity over the holidays. Staffing is probably the bigger issue for many industries.

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Growth Equity Series

Against that backdrop is a consumer with cash to spend and pent-up demand. Bottlenecks have held back production and consumption in 2021, and they are likely to continue to do so in 2022, but probably to a lesser degree. Absent unforeseen issues, we think earnings can continue to grow in the year ahead and may even surprise on the upside again.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Growth Equity Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2021
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
November 8, 1999)	+39.23%	+30.88%	+23.43%	+18.08%	—
Russell 1000 Growth Index	+27.60%	+34.08%	+25.32%	+19.79%	—

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.80%, while total operating expenses for Standard Class shares were 0.83%. The management fee for Standard Class shares was 0.65%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.80% of the Series’ average daily net assets from January 1, 2021 through December 31, 2021.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through April 30, 2022.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Growth Equity Series

Performance of a $10,000 Investment

For period beginning December 31, 2011 through December 31, 2021

For period beginning December 31, 2011 through December 31, 2021 Starting value Ending value	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$60,823
Delaware VIP Growth Equity Series — Standard Class shares	$10,000	$52,681

The graph shows a $10,000 investment in Delaware VIP Growth Equity Series Standard Class shares for the period from December 31, 2011 through December 31, 2021.

The graph also shows $10,000 invested in the Russell 1000 Growth Index for the period from December 31, 2011 through December 31, 2021.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Gross domestic product, mentioned on page 1, is a measure of all goods and services produced by a nation in a year. It is a measure of economic activity.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

4

Disclosure of Series expenses
For the six-month period from July 1, 2021 to December 31, 2021 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2021 to December 31, 2021.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/21 to
	7/1/21	12/31/21	Ratio	12/31/21*
Actual Series return†
Standard Class	$1,000.00	$1,145.20	0.73%	$3.95
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.53	0.73%	$3.72

*“	Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

5

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP Growth Equity Series

As of December 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock ◆	98.96%
Communication Services	6.68%
Consumer Discretionary	16.08%
Consumer Staples	2.77%
Financials	8.73%
Healthcare	15.88%
Industrials	11.75%
Information Technology*	35.60%
Materials	1.47%
Short-Term Investments	1.23%
Total Value of Securities	100.19%
Liabilities Net of Receivables and Other
Assets	(0.19% )
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*

To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Electronics, Office/Business Equipments, Semiconductors, and Software. As of December 31, 2021, such amounts, as a percentage of total net assets, were 12.69%, 2.08%, 3.39%, 6.44%, and 11.00%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentages in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Apple	5.62%
Microsoft	4.88%
Alphabet Class A	3.79%
NVIDIA	3.75%
Fortinet	3.74%
Zebra Technologies Class A	3.39%
EPAM Systems	3.33%
Cadence Design Systems	3.31%
Tempur Sealy International	3.00%
West Pharmaceutical Services	2.96%

6

Schedule of investments
Delaware VIP® Trust — Delaware VIP Growth Equity Series

December 31, 2021

	Number of
	shares	Value (US $)
Common Stock — 98.96% ◆
Communication Services — 6.68%
Alphabet Class A †	1,725	$4,997,394
Meta Platforms Class A †	11,340	3,814,209
		8,811,603
Consumer Discretionary — 16.08%
Amazon.com †	970	3,234,310
AutoZone †	1,690	3,542,899
Deckers Outdoor †	9,720	3,560,533
Lowe’s	13,980	3,613,550
Target	14,261	3,300,566
Tempur Sealy International	84,000	3,950,520
		21,202,378
Consumer Staples — 2.77%
Costco Wholesale	6,440	3,655,988
		3,655,988
Financials — 8.73%
American Express	17,380	2,843,368
Ameriprise Financial	10,900	3,288,094
Capital One Financial	19,290	2,798,786
JPMorgan Chase & Co.	16,290	2,579,522
		11,509,770
Healthcare — 15.88%
Envista Holdings †	65,330	2,943,770
HCA Healthcare	11,710	3,008,533
IQVIA Holdings †	10,790	3,044,291
Merck & Co.	18,100	1,387,184
Pfizer	61,720	3,644,566
Thermo Fisher Scientific	4,500	3,002,580
West Pharmaceutical Services	8,325	3,904,508
		20,935,432
Industrials — 11.75%
Dover	18,510	3,361,416
EMCOR Group	20,410	2,600,030
Parker-Hannifin	10,750	3,419,790
Rockwell Automation	8,840	3,083,834
United Parcel Service Class B	14,120	3,026,481
		15,491,551
Information Technology — 35.60%
Adobe †	6,535	3,705,737
Apple	41,740	7,411,772
Arrow Electronics †	20,400	2,739,108
Cadence Design Systems †	23,420	4,364,317
EPAM Systems †	6,570	4,391,716
Fortinet †	13,727	4,933,484
KLA	8,250	3,548,407
Microsoft	19,130	6,433,802
NVIDIA	16,820	4,946,930
Zebra Technologies Class A †	7,500	4,464,000
		46,939,273
Materials — 1.47%
Westlake Chemical	20,000	1,942,600
		1,942,600
Total Common Stock
(cost $69,439,470)		130,488,595

Short-Term Investments — 1.23%
Money Market Mutual Funds — 1.23%
BlackRock FedFund –
Institutional Shares (seven-
day effective yield 0.03%)	407,072	407,072
Fidelity Investments Money
Market Government Portfolio
– Class I (seven-day effective
yield 0.01%)	407,077	407,077
GS Financial Square
Government Fund –
Institutional Shares (seven-
day effective yield 0.02%)	407,077	407,077
Morgan Stanley Government
Portfolio – Institutional
Share Class (seven-day
effective yield 0.03%)	407,076	407,076
Total Short-Term Investments
(cost $1,628,302)		1,628,302
Total Value of
Securities—100.19%
(cost $71,067,772)		132,116,897

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

7

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Growth Equity Series

December 31, 2021

Assets:
Investments, at value*	$132,116,897
Cash	1,142
Dividends receivable	13,676
Other assets	902
Total Assets	132,132,617
Liabilities:
Payable for series shares redeemed	176,507
Investment management fees payable to affiliates	72,074
Accounting and administration fees payable to non-affiliates	12,896
Other accrued expenses	4,809
Audit and tax fees payable	4,050
Dividend disbursing and transfer agent fees and expenses payable to affiliates	832
Accounting and administration expenses payable to affiliates	743
Trustees’ fees and expenses payable	328
Legal fees payable to affiliates	288
Reports and statements to shareholders expenses payable to affiliates	100
Total Liabilities	272,627
Total Net Assets	$131,859,990

Net Assets Consist of:
Paid-in capital	$50,617,299
Total distributable earnings (loss)	81,242,691
Total Net Assets	$131,859,990

Net Asset Value
Standard Class:
Net assets	$131,859,990
Shares of beneficial interest outstanding, unlimited authorization, no par	5,006,588
Net asset value per share	$26.34
____________________
* Investments, at cost	$71,067,772

See accompanying notes, which are an integral part of the financial statements.

8

Statement of operations
Delaware VIP® Trust — Delaware VIP Growth Equity Series

Year ended December 31, 2021

Investment Income:
Dividends	$878,951

Expenses:
Management fees	794,506
Accounting and administration expenses	58,753
Audit and tax fees	29,249
Dividend disbursing and transfer agent fees and expenses	10,532
Legal fees	8,967
Reports and statements to shareholders expenses	4,413
Custodian fees	3,962
Trustees’ fees and expenses	3,955
Registration fees	20
Other	4,129
918,486
Total operating expenses	918,486
Net Investment Loss	(39,535)
Net Realized and Unrealized Gain:
Net realized gain on investments	20,236,259
Net change in unrealized appreciation (depreciation) of investments	19,836,439
Net Realized and Unrealized Gain	40,072,698
Net Increase in Net Assets Resulting from Operations	$40,033,163

See accompanying notes, which are an integral part of the financial statements.

9

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Growth Equity Series

	Year ended
	12/31/21	12/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(39,535)	$37,928
Net realized gain	20,236,259	5,206,210
Net change in unrealized appreciation (depreciation)	19,836,439	19,187,588
Net increase in net assets resulting from operations	40,033,163	24,431,726

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(5,241,382)	(6,063,787)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	3,102,696	3,247,892

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,241,382	6,063,787
	8,344,078	9,311,679
Cost of shares redeemed:
Standard Class	(17,600,858)	(13,317,004)
Decrease in net assets derived from capital share transactions	(9,256,780)	(4,005,325)
Net Increase in Net Assets	25,535,001	14,362,614

Net Assets:
Beginning of year	106,324,989	91,962,375
End of year	$131,859,990	$106,324,989

See accompanying notes, which are an integral part of the financial statements.

10

Financial highlights
Delaware VIP® Growth Equity Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/21	12/31/20	12/31/19[1]	12/31/18	12/31/17
Net asset value, beginning of period	$19.79	$16.53	$14.14	$15.87	$13.37

Income (loss) from investment operations
Net investment income (loss)[2]	(0.01)	0.01	0.07	0.05	0.06
Net realized and unrealized gain (loss)	7.56	4.39	3.28	(0.57)	3.97
Total from investment operations	7.55	4.40	3.35	(0.52)	4.03

Less dividends and distributions from:
Net investment income	(0.01)	(0.07)	(0.05)	(0.06)	(0.08)
Net realized gain	(0.99)	(1.07)	(0.91)	(1.15)	(1.45)
Total dividends and distributions	(1.00)	(1.14)	(0.96)	(1.21)	(1.53)

Net asset value, end of period	$26.34	$19.79	$16.53	$14.14	$15.87
Total return[3]	39.23%	29.50% [4]	24.35% [4]	(3.79% )	32.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$131,860	$106,325	$91,962	$73,629	$69,829
Ratio of expenses to average net assets[5]	0.75%	0.80%	0.82%	0.81%	0.81%
Ratio of expenses to average net assets prior to fees waived[5]	0.75%	0.83%	0.84%	0.81%	0.81%
Ratio of net investment income (loss) to average net assets	(0.03% )	0.04%	0.43%	0.34%	0.40%
Ratio of net investment income (loss) to average net assets prior
to fees waived	(0.03% )	0.01%	0.41%	0.34%	0.40%
Portfolio turnover	31%	37%	45%	31%	52%

[1]

On October 4, 2019, the First Investors Life Series Select Growth Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Select Growth Fund shares.

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

11

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth Equity Series

December 31, 2021

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Growth Equity Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Select Growth Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2021, and for all open tax years (years ended December 31, 2018–December 31, 2020), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2021, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

12

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2021, the Series earned $0 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2021, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.80% of the Series’ average daily net assets from January 1, 2021 through December 31, 2021.* These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Smith Asset Management Group, L.P. (Smith) furnishes investment sub-advisory services to the Series. For these services, DMC, not the Series, pays Smith a fee, which is based on 0.20% of the aggregate average daily net assets of the Series and Delaware Growth Equity Fund.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2021, the Series was charged $8,269 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2021, the Series was charged $9,167 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2021, the Series was charged $6,438 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

(continues)                          13

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth Equity Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and Delaware Distributors, L.P. are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through April 30, 2022.

3. Investments

For the year ended December 31, 2021, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$36,577,417
Sales	51,173,385

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$71,068,238
Aggregate unrealized appreciation of investments	$61,408,367
Aggregate unrealized depreciation of investments	(359,708)
Net unrealized appreciation of investments	$61,048,659

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

14

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2021:

Level 1
Securities
Assets:
Common Stock	$130,488,595
Short-Term Investments	1,628,302
Total Value of Securities	$132,116,897

During the year ended December 31, 2021, there were no transfers between into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. During the year ended December 31, 2021, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:

	Year ended
	12/31/21	12/31/20
Ordinary income	$36,986	$371,036
Long-term capital gains	5,204,396	5,692,751
Total	$5,241,382	$6,063,787

5. Components of Net Assets on a Tax Basis

As of December 31, 2021, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$50,617,299
Undistributed ordinary income	895,689
Undistributed long-term capital gains	19,298,343
Unrealized appreciation (depreciation) of investments	61,048,659
Net assets	$131,859,990

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating loss. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2021, the Series had no reclassifications.

(continues)                    15

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth Equity Series

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/21	12/31/20
Shares sold:
Standard Class	142,140	184,340
Shares issued upon reinvestment of dividends and distributions:
Standard Class	243,559	432,819
	385,699	617,159
Shares redeemed:
Standard Class	(751,455)	(808,448)
Net decrease	(365,756)	(191,289)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% with the addition of an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 1, 2021.

On November 1, 2021, the Series, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described above and operates in substantially the same manner as the original Agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 31, 2022.

The Series had no amounts outstanding as of December 31, 2021, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2021, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests in growth stocks, which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2021, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

(continues)                    17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth Equity Series

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in the Series’ financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Growth Equity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Growth Equity Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Select Growth Fund (subsequent to reorganization, known as Delaware VIP Growth Equity Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Series information (Unaudited)
Delaware VIP® Growth Equity Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2021, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	99.29%
(B) Ordinary Income Distributions (Tax Basis)	0.71%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends [1]	100.00%
___________________

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on the Series’ ordinary income distributions.
[1] Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Growth Equity Series at a meeting held August 10-12, 2021

At a meeting held on August 10-12, 2021 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Growth Equity Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), and the Sub-Advisory Agreement with Smith Asset Management Group, L.P. (“Smith”), included materials provided by DMC and its affiliates (collectively, “Macquarie Asset Management”) and Smith concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2021, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds by Macquarie® (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by Smith to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Smith personnel with its Code of Ethics and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of Smith and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by Smith.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2020. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all multi-cap growth funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, and 5-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 10-year period was in the third quartile of its performance universe. The Board observed that Series’ performance results were not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the performance attribution included in the meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2022 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the

Other Series information (Unaudited)
Delaware VIP® Growth Equity Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Growth Equity Series at a meeting held August 10-12, 2021 (continued)

Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by Smith in relation to the services being provided to the Series and in relation to Smith’s overall investment advisory business but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by Smith in connection with its relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2021, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	148	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	148	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	148	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	148	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	148	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

H. Jeffrey Dobbs[3]	Trustee	Since December 2021	Global Sector Chairman,	148	Director, Valparaiso
610 Market Street			Industrial Manufacturing,		University
Philadelphia, PA			KPMG LLP		(2012–Present)
19106-2354			(2010-2015)		Director, TechAccel LLC
May 1955					(2015–Present) (Tech
R&D)
Board Member, Kansas
City Repertory Theatre
(2015–Present)
Board Member, Patients
Voices, Inc. (healthcare)
(2018–Present)
Kansas City Campus for
Animal Care
(2018–Present)
Director, National
Association of
Manufacturers
(2010–2015)
Director, The Children’s
Center
(2003–2015)
Director, Metropolitan
Affairs Coalition
(2003–2015)
Director, Michigan
Roundtable for Diversity
and Inclusion
(2003–2015)
Trustee, Ivy Funds
Complex
(2019–2021)

John A. Fry	Trustee	Since January 2001	Drexel University	148	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College		Governance Committee
19106-2354			(July 2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director, Audit and
Compensation Committee
Member — vTv
Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

24

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph Harroz, Jr.[3]	Trustee	Since December 2021	President (2020–Present), Interim President	148	Director, OU Medicine, Inc.
610 Market Street			(2019–2020), Vice President (2010–2019) and		(2020–Present)
Philadelphia, PA			Dean (2010–2019), College of Law, University		Director and Shareholder,
19106-2354			of Oklahoma; Managing Member, Harroz		Valliance Bank
January 1967			Investments, LLC, (commercial enterprises)		(2007–Present)
			(1998–2019); Managing Member, St. Clair, LLC		Director, Foundation
			(commercial enterprises) (2019–Present)		Healthcare (formerly
Graymark HealthCare)
(2008–2017)
Trustee, the Mewbourne
Family Support
Organization
(2006–Present) (non-
profit) Independent
Director, LSQ Manager,
Inc. (real estate)
(2007–2016)
Director, Oklahoma
Foundation for Excellence
(non-profit)
(2008–Present)
Trustee, Ivy Funds
Complex
(1998–2021)

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Hall Family
610 Market Street			Hospitals and Clinics		Foundation
Philadelphia, PA			(2016–2019);		(1993–Present)
19106-2354			CFO, Children’s Mercy Hospitals and Clinics		Director, Westar Energy
September 1957			(2005–2016)		(utility) (2004–2018)
Trustee, Nelson-Atkins
Museum of Art (non-
profit) (2021–Present)
(2007–2020
Director, Turn the Page KC
(non-profit) (2012–2016)
Director, Kansas
Metropolitan Business and
Healthcare Coalition (non-
profit) (2017–2019)
Director, National
Association of Corporate
Directors (non-profit)
National Board (2022–
Present); Regional Board
(2017–2021)
Director, American Shared
Hospital Services (medical
device) (2017–2021)
Director, Evergy, Inc.,
Kansas City Power & Light
Company, KCP&L Greater
Missouri Operations
Company, Westar Energy,
Inc. and Kansas Gas and
Electric Company (related
utility companies) (2018–
Present)

25

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Stowers
(continued)			Hospitals and Clinics		(research) (2018)
610 Market Street			(2016–2019);		Co-Chair, Women
Philadelphia, PA			CFO, Children’s Mercy Hospitals and Clinics		Corporate Directors
19106-2354			(2005–2016)		(director education)
September 1957					(2018–2020)
Trustee, Ivy Funds
Complex
(2019-2021)
Director, Brixmor Property
Group Inc.
(2021–Present)
Director, Sera
Prognostics Inc.
(biotechnology)
(2021–Present)
Director, Recology
(resource recovery)
(2021–Present)

Frances A.	Trustee	Since September 2011	Private Investor	148	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean (August 2011–		and Compensation
			March 2012) and Interim Dean		Committee Member —
			(January 2011–July 2011) — University of		Callon Petroleum
			Miami School of Business Administration		Company
			President — U.S. Trust, Bank of America		(December 2019–Present)
			Private Wealth Management (Private Banking)		Director — New Senior
			(July 2007-December 2008)		Investment Group Inc.
(January 2021–September
2021)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC Financial Services	148	Director — HSBC North
610 Market Street			Group		America Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

26

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	148	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member —
The Merger Fund
(2013–October 2021),
The Merger Fund VL
(2013–October 2021);
WCM Alternatives: Event-
Driven Fund (2013–
October 2021), and WCM
Alternatives: Credit Event
Fund (December 2017–
October 2021)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	148	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	148	None[4]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Senior Vice President and	Senior Vice President and	Daniel V. Geatens has served in various	148	None[4]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	148	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

27

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
[4]	David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

28

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2013686)
AR-VIPGE-222

Delaware VIP® Trust

Delaware VIP International Series

December 31, 2021

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® International Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2022 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP International Series

January 11, 2022 (Unaudited)

The investment objective of the Series is to seek long-term capital growth.

For the fiscal year ended December 31, 2021, Delaware VIP International Series (the “Series”) Standard Class shares gained 6.87% and Service Class shares gained 6.59%. These figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index, gained 11.26% (net) and 11.78% (gross).

For the past 12 months, investors have closely watched the expansion of the external shock the coronavirus pandemic caused. And as much as everyone wanted it to transition into an epidemic and eventually disappear, COVID-19 continued to affect every industry and sector, both short-term and long-term, disrupting global supply chains.

Despite the resurgence of COVID-19 characterized by the global spread of the Delta variant during the year and the appearance of the new Omicron variant at the end of the year, the financial bull market of 2021 ended on a strong note. The MSCI EAFE Index (net) gained +11%, following central banks and governments providing financial support; the optimism generated by learning to better handle the pandemic; and the positive economic effects of rising vaccination rates.

Also, at the center of investors’ focus during the fall were higher energy costs and higher inflation, whether transitory or on track to reach the high levels seen in the 1970s. It is difficult to grasp whether inflation is here to stay, or if it is transitory. According to US Federal Reserve Chairman Jerome Powell, the Fed is now ready to remove the word “transitory.” But the mere presence of the currently higher inflation level, coupled with continued suppressed interest rates, provides some of the lowest real interest rates on record. We believe 2022 may be a year when central banks finally change course and realize that money printing, while it can be a temporary relief, is not a sustainable way to global prosperity. We think this may lead to a greater focus on capital efficiency and a reduction in the proliferation of zombie businesses (that is, nonviable firms with low growth prospects that survive on cheap credit).

The portfolio management team invests with the mindset of long-term business owners. Our research is focused on how well we think a company can deploy its capital and redeploy retained earnings. Therefore, the Series’ portfolio is built bottom-up (stock-by-stock) by selecting company stocks based on quantitative insights and qualitative assessments.

We use a multivariate risk model to identify potential contributors to and detractors from the Series’ performance against its benchmark. For the year ended December 2021, active country and region weights had an overall positive impact on performance. The Series’ overweight positioning in France, Japan, and Sweden were affected by stock-specific difficulties in these countries, which had a predominantly negative effect. The Series’ overweight in Denmark and the successful stock selection relative to its benchmark were positive.

Having no exposure to financials and a high exposure to the consumer staples did not help the Series’ relative performance for the fiscal year, whereas no holdings in utilities had a positive allocation effect on performance. On balance, the Series’ stock selection was less negative than its sector allocation, as stock selection in the largest overweighted sector, consumer staples, contributed to performance. That was also was the case for healthcare. The Series’ underperformance came from stock selection within industrials and, to a lesser extent, from information technology.

In terms of individual holdings, three of the largest contributors to active performance were Danish multinational pharmaceutical company Novo Nordisk A/S, specializing in producing insulin and treating obesity; British producer, distiller, and marketer of a wide range of branded beverages and spirits, Diageo PLC; and French advertising agency conglomerate, Publicis Groupe S.A., offering a range of services globally.

Novo Nordisk raised its guidance for the second time in 2021 in connection with its second-quarter results. The company once again reported double-digit growth underpinned by glucagon-like peptide-1 (GLP-1) drugs for diabetes and obesity. We continue to see a solid long-term growth runway for Novo Nordisk, supported by still unmet needs in diabetes and a huge potential in its obesity franchise, which is in its early stage.

Diageo was hit by COVID-19 as its main customer segments had to close their businesses. Diageo stayed disciplined in developing its own business and steered the company well through the challenges, in our view. In addition, Diageo actively helped its customers through a challenging period, which has helped the company gain market share. Re-openings have brought stronger earnings dynamics for Diageo and the stock has been rewarded for its high resilience and premium offering.

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP International Series

As marketing budgets ramped up globally, Publicis Groupe increased its business segment by helping clients monetize very strong consumer demand. Publicis upgraded all its key performance indicators twice in 2021. The all-important US market grew organically almost 11% in the third quarter of 2021.

Conversely, three of the largest detractors from performance during the year were healthcare provider and global leader in treating dialysis patients worldwide German Fresenius Medical Care AG & Co. KGaA; Japanese hygiene and cosmetic company, Kao Corp.; and German worldwide sports apparel company, adidas AG.

The pandemic imparted an external shock to Fresenius’ business model (the company treats patient groups that are particularly vulnerable to the coronavirus), and we were surprised by the limited flexibility in the company’s cost structure. Nonetheless, we believe that the investment case remains intact, supported in large part by an undemanding valuation offering a substantial margin of safety.

Kao had a rough start to 2021, with its share price declining throughout the first quarter and into the second. The company’s sales of cosmetics should experience a long-awaited boost from a lifting of restrictions; however, the company was negatively affected by less travel activity and bad weather. We believe the current earnings headwind is transitory and pandemic-related, and we expect a recovery phase to develop in the coming months. We remain confident that Kao has the potential to resume moderate top-line growth and, with some leverage to increase margin, we see a potential for solid profit growth.

For adidas, efficient logistics are hard to exercise at the moment. Supply chains are slow and disrupted while consumer demand is very strong in markets undisturbed by the pandemic. Fiscal year sales and earnings before interest and taxes (EBIT) guidance were narrowed to the lower end of range due to lower gross margins, with the imbalance of Chinese demand and non-Chinese sourcing explaining most of this development.

The Series used foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP International Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2021
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
April 16, 1990)	+6.87%	+12.67%	+10.81%	+8.15%	—
Service Class shares (commenced operations on
December 14, 2020)	+6.59%	—	—	—	+7.46%
MSCI EAFE Index (net)	+11.26%	+13.54%	+9.55%	+8.03%	—
MSCI EAFE Index (gross)	+11.78%	+14.08%	+10.07%	+8.53%	—

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.16%, while total operating expenses for Standard Class and Service Class shares were 1.03% and 1.33%, respectively. The management fee for Standard Class and Service Class shares was 0.85%. The Series’ investment manager, Delaware re Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.86% of the Series’ average daily net assets for the Standard Class and 1.16% for the Service Class from January 1, 2021 through December 31, 2021.* These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

“Non-diversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP International Series

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

____________________

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 30, 2022.

Performance of a $10,000 investment

For period beginning December 31, 2011 through December 31, 2021

For period beginning December 31, 2011 through December 31, 2021	Starting value	Ending value
MSCI EAFE Index (gross)	$10,000	$22,682
Delaware VIP International Series — Standard Class shares	$10,000	$21,882
MSCI EAFE Index (net)	$10,000	$21,650

The graph shows a $10,000 investment in Delaware VIP International Series Standard Class shares for the period from December 31, 2011 through December 31, 2021.

The graph also shows $10,000 invested in the MSCI EAFE Index for the period from December 31, 2011 through December 31, 2021. The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

4

Disclosure of Series expenses
For the six-month period from July 1, 2021 to December 31, 2021 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2021 to December 31, 2021.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/21 to
	7/1/21	12/31/21	Ratio	12/31/21*
Actual Series return†
Standard Class	$1,000.00	$974.50	0.90%	$4.48
Service Class	1,000.00	973.00	1.20%	5.97
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.67	0.90%	$4.58
Service Class	1,000.00	1,019.16	1.20%	6.11

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests, including exchange-traded funds. The table above does not reflect the expenses of the Underlying Funds.

5

Security type / sector and country allocations
Delaware VIP® Trust — Delaware VIP International Series

As of December 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / country	of net assets
Common Stock by Country	98.54%
Denmark	5.32%
France	17.75%
Germany	13.75%
Japan	13.41%
Netherlands	4.20%
Spain	5.29%
Sweden	9.59%
Switzerland	16.22%
United Kingdom	13.01%
Exchange-Traded Funds	0.94%
Short-Term Investments	0.13%
Total Value of Securities	99.61%
Receivables and Other Assets Net of
Liabilities	0.39%
Total Net Assets	100.00%

Percentage
Common stock by sector◆	of net assets
Communication Services	7.19%
Consumer Discretionary	14.87%
Consumer Staples*	35.64%
Health Care	19.66%
Industrials	6.79%
Information Technology	9.38%
Materials	5.01%
Total	98.54%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Consumer Staples sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of Beverages, Cosmetics/Personal Care, Food, and Retail. As of December 31, 2021, such amounts, as a percentage of total net assets were 9.21%, 6.55%, 18.25%, and 1.63%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the Consumer Staples sector for financial reporting purposes may exceed 25%.

6

Schedule of investments
Delaware VIP® Trust — Delaware VIP International Series

December 31, 2021

	Number of
	shares	Value (US $)
Common Stock – 98.54%Δ
Denmark – 5.32%
Novo Nordisk Class B	103,230	$11,595,400
		11,595,400
France – 17.75%
Air Liquide	62,570	10,921,895
Danone	141,550	8,797,434
Orange	496,970	5,325,878
Publicis Groupe	67,450	4,546,076
Sodexo	103,560	9,085,610
		38,676,893
Germany – 13.75%
adidas AG	28,790	8,289,947
Fresenius Medical Care AG &
Co.	149,310	9,679,501
Knorr-Bremse	31,400	3,101,207
SAP	63,310	8,910,221
		29,980,876
Japan – 13.41%
Asahi Group Holdings	97,900	3,811,129
Kao	122,300	6,405,382
KDDI	198,300	5,799,031
Kirin Holdings	108,600	1,749,207
Lawson	75,000	3,558,703
Seven & i Holdings	179,800	7,909,046
		29,232,498
Netherlands – 4.20%
Koninklijke Ahold Delhaize	267,040	9,161,795
		9,161,795
Spain – 5.29%
Amadeus IT Group †	170,490	11,536,079
		11,536,079
Sweden – 9.59%
Essity Class B	240,870	7,858,336
H & M Hennes & Mauritz
Class B	217,900	4,275,657
Securitas Class B	636,780	8,759,843
		20,893,836
Switzerland – 16.22%
Nestle	99,590	13,904,489
Roche Holding	25,720	10,670,231
Swatch Group	35,360	10,768,393
		35,343,113
United Kingdom – 13.01%
Diageo	265,690	14,514,453
Intertek Group	38,590	2,940,746
Smith & Nephew	622,290	10,895,158
		28,350,357
Total Common Stock
(cost $197,416,158)		214,770,847

Exchange-Traded Funds – 0.94%
iShares Trust iShares ESG Aware
MSCI EAFE ETF	25,060	1,991,268
Vanguard FTSE Developed
Markets ETF	900	45,954
Total Exchange-Traded Funds
(cost $2,059,196)		2,037,222

Short-Term Investments – 0.13%
Money Market Mutual Funds – 0.13%
BlackRock FedFund –
Institutional Shares (seven-
day effective yield 0.03%)	70,552	70,552
Fidelity Investments Money
Market Government Portfolio
– Class I (seven-day effective
yield 0.01%)	70,552	70,552
GS Financial Square
Government Fund –
Institutional Shares (seven-
day effective yield 0.02%)	70,552	70,552
Morgan Stanley Government
Portfolio – Institutional
Share Class (seven-day
effective yield 0.03%)	70,552	70,552
Total Short-Term Investments
(cost $282,208)		282,208
Total Value of
Securities–99.61%
(cost $199,757,562)		$217,090,277

Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 6 in “Security type / country and sector allocations.”
†	Non-income producing security.

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP International Series

The following foreign currency exchange contract was outstanding at December 31, 2021:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation
BNYM	GBP	156,338	USD	(211,126)	1/4/22	$483

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

[1]	See Note 9 in “Notes to financial statements.”

Summary of abbreviations:

AG – Aktiengesellschaft
BNYM – Bank of New York Mellon
EAFE – Europe, Australasia, and Far East
ESG – Environmental, Social, and Governance
ETF – Exchange-Traded Fund
FTSE – Financial Times Stock Exchange
GS – Goldman Sachs
MSCI – Morgan Stanley Capital International

Summary of currencies:

GBP – British Pound Sterling
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

8

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP International Series

December 31, 2021

Assets:
Investments, at value*	$217,090,277
Cash	24,306
Foreign currencies, at valueΔ	53,874
Foreign tax reclaims receivable	948,032
Receivable for securities sold	240,475
Dividends receivable	133,656
Receivable for series shares sold	2,719
Unrealized appreciation on foreign currency exchange contracts	483
Other assets	1,479
Total Assets	218,495,301
Liabilities:
Payable for securities purchased	211,611
Investment management fees payable to affiliates	142,059
Payable for series shares redeemed	135,376
Custody fees payable	31,431
Other accrued expenses	18,002
Audit and tax fees payable	4,500
Reports and statements to shareholders expenses payable to non-affiliates	4,474
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,363
Accounting and administration expenses payable to affiliates	1,000
Trustees’ fees and expenses payable to affiliates	536
Legal fees payable to affiliates	462
Distribution fees payable to affiliates	187
Reports and statements to shareholders expenses payable to affiliates	178
Total Liabilities	551,179
Total Net Assets	$217,944,122

Net Assets Consist of:
Paid-in capital	$183,489,793
Total distributable earnings (loss)	34,454,329
Total Net Assets	$217,944,122

Net Asset Value
Standard Class:
Net assets	$217,194,435
Shares of beneficial interest outstanding, unlimited authorization, no par	10,929,496
Net asset value per share	$19.87
Service Class:
Net assets	$749,687
Shares of beneficial interest outstanding, unlimited authorization, no par	37,846
Net asset value per share	$19.81
____________________
* Investments, at cost	$199,757,562
Δ Foreign currencies, at cost	53,530

See accompanying notes, which are an integral part of the financial statements.

9

Statement of operations
Delaware VIP® Trust — Delaware VIP International Series

Year ended December 31, 2021

Investment Income:
Dividends	$5,556,581
Foreign tax withheld	(696,210)
4,860,371

Expenses:
Management fees	1,893,339
Distribution expenses — Service Class	2,416
Custodian fees	81,003
Accounting and administration expenses	74,929
Legal fees	67,814
Audit and tax fees	57,236
Dividend disbursing and transfer agent fees and expenses	19,272
Trustees’ fees and expenses	7,359
Reports and statements to shareholders expenses	4,730
Registration fees	144
Other	8,528
2,216,770
Less expenses waived	(215,459)
Less expenses paid indirectly	(1)
Total operating expenses	2,001,310
Net Investment Income	2,859,061
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	15,116,687
Foreign currencies	(52,628)
Foreign currency exchange contracts	(105,082)
Net realized gain	14,958,977
Net change in unrealized appreciation (depreciation) of:
Investments	(2,784,255)
Foreign currencies	(68,459)
Foreign currency exchange contracts	4,561
Net change in unrealized appreciation (depreciation)	(2,848,153)
Net Realized and Unrealized Gain	12,110,824
Net Increase in Net Assets Resulting from Operations	$14,969,885

See accompanying notes, which are an integral part of the financial statements.

10

Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP International Series

	Year ended
	12/31/21	12/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,859,061	$2,174,670
Net realized gain	14,958,977	4,052,749
Net change in unrealized appreciation (depreciation)	(2,848,153)	4,799,633
Net increase in net assets resulting from operations	14,969,885	11,027,052

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(6,663,940)	(39,329,063)
Service Class	(24,142)	—
	(6,688,082)	(39,329,063)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	5,463,716	1,865,400
Service Class	44,014	149

Net assets from merger:[1]
Standard Class	—	52,402,687
Service Class	—	762,678

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,663,940	39,329,063
Service Class	24,142	—
	12,195,812	94,359,977
Cost of shares redeemed:
Standard Class	(18,765,233)	(15,913,724)
Service Class	(121,694)	(367)
	(18,886,927)	(15,914,091)
Increase (decrease) in net assets derived from capital share transactions	(6,691,115)	78,445,886
Net Increase in Net Assets	1,590,688	50,143,875

Net Assets:
Beginning of year	216,353,434	166,209,559
End of year	$217,944,122	$216,353,434

[1]	See Note 7 in the Notes to financial statements.

See accompanying notes, which are an integral part of the financial statements.

11

Financial highlights
Delaware VIP® International Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/21	12/31/20	12/31/19[1]	12/31/18	12/31/17
Net asset value, beginning of period	$19.16	$25.00	$22.08	$26.57	$20.22

Income (loss) from investment operations
Net investment income[2]	0.26	0.27	0.18	0.21	0.22
Net realized and unrealized gain (loss)	1.05	—	4.97	(3.29)	6.38
Total from investment operations	1.31	0.27	5.15	(3.08)	6.60

Less dividends and distributions from:
Net investment income	(0.19)	—	(0.19)	(0.21)	(0.25)
Net realized gain	(0.41)	(6.11)	(2.04)	(1.20)	—
Total dividends and distributions	(0.60)	(6.11)	(2.23)	(1.41)	(0.25)

Net asset value, end of period	$19.87	$19.16	$25.00	$22.08	$26.57
Total return[3]	6.87 [4]	7.16% [4]	24.91% [4]	(12.16% )	32.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$217,194	$215,577	$166,210	$142,248	$160,128
Ratio of expenses to average net assets[5]	0.90%	0.87%	0.83%	0.86%	0.84%
Ratio of expenses to average net assets prior to fees waived[5]	1.00%	1.04%	0.87%	0.86%	0.84%
Ratio of net investment income to average net assets	1.28%	1.44%	0.75%	0.86%	0.90%
Ratio of net investment income to average net assets prior to
fees waived	1.18%	1.27%	0.71%	0.86%	0.90%
Portfolio turnover	33%	16%	144% [6]	50%	29%

[1]

On October 4, 2019, the First Investors Life Series International Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series International Fund shares.

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

12

Delaware VIP® International Series Service Class

Selected data for each share of the Series outstanding throughout the period were as follows:

		12/14/20[1]
	Year ended	to
	12/31/21	12/31/20
Net asset value, beginning of period	$19.15	$18.93

Income from investment operations
Net investment income[2]	0.20	—[3] [3]
Net realized and unrealized gain	1.06	0.22
Total from investment operations	1.26	0.22

Less dividends and distributions from:
Net investment income	(0.19)	—
Net realized gain	(0.41)	—
Total dividends and distributions	(0.60)	—

Net asset value, end of period	$19.81	$19.15
Total return[4]	6.59%	1.16%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$750	$776
Ratio of expenses to average net assets[5]	1.20%	1.16%
Ratio of expenses to average net assets prior to fees waived[5]	1.30%	1.33%
Ratio of net investment income to average net assets	0.98%	0.27%
Ratio of net investment income to average net assets prior to fees waived	0.88%	0.10%
Portfolio turnover	33%	16% [6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	Portfolio turnover is representative of the Series for the entire period.

See accompanying notes, which are an integral part of the financial statements.

13

Notes to financial statements
Delaware VIP® Trust — Delaware VIP International Series

December 31, 2021

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP International Series (Series). The Trust is an open-end investment company. The Series is considered non-diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series International Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2021, and for all open tax years (years ended December 31, 2018–December 31, 2020), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2021, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

14

Underlying Funds — The Series may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Series may invest include ETFs. The Series will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended December 31, 2021.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2021, the Series earned $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.85% on the first $500 million of average daily net assets of the Series, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.86% of the Series’ average daily net assets for the

(continues)                    15

Notes to financial statements
Delaware VIP® Trust — Delaware VIP International Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Standard Class and 1.16% for the Service Class from January 1, 2021 through December 31, 2021.* These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2021, the Series was charged $11,767 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2021, the Series was charged $16,706 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2021, the Series was charged $9,169 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 30, 2022.

3. Investments

For the year ended December 31, 2021, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$71,532,104
Sales	82,707,766

16

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments and derivatives	$200,306,498
Aggregate unrealized appreciation of investments and derivatives	$35,205,856
Aggregate unrealized depreciation of investments and derivatives	(18,421,594)
Net unrealized appreciation of investments and derivatives	$16,784,262

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP International Series

3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Total
Securities
Assets:
Common Stock	$214,770,847	$—	$214,770,847
Exchange-Traded Funds	2,037,222	—	2,037,222
Short-Term Investments	282,208	—	282,208
Total Value of Securities	$217,090,277	$—	$217,090,277

Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$483	$483

[1]	Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended December 31, 2021, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. During the year ended December 31, 2021, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:

	Year ended
	12/31/21	12/31/20
Ordinary income	$3,785,022	$10,294,184
Long-term capital gains	2,903,060	29,034,879
Total	$6,688,082	$39,329,063

5. Components of Net Assets on a Tax Basis

As of December 31, 2021, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$183,489,793
Undistributed ordinary income	4,159,571
Undistributed long-term capital gains	13,510,496
Unrealized appreciation (depreciation) of investments and foreign
currencies	16,784,262
Net assets	$217,944,122

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market of forward currency contracts.

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For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2021, the Series had no reclassifications.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/21	12/31/20
Shares sold:
Standard Class	277,201	99,447
Service Class	2,287	8

Shares from merger:[1]
Standard Class	—	2,784,415
Service Class	—	40,525
Shares issued upon reinvestment of dividends and distributions:
Standard Class	338,959	2,563,824
Service Class	1,229	—
	619,676	5,488,219
Shares redeemed:
Standard Class	(938,955)	(844,249)
Service Class	(6,184)	(19)
	(945,139)	(844,268)
Net increase (decrease)	(325,463)	4,643,951

[1]	See Note 7.

7. Reorganization

On August 12, 2020, the Board approved a proposal to reorganize Delaware VIP International Value Equity Series (the “Acquired Series”) with and into Delaware VIP International Series (the “Acquiring Series”), both a series of the Trust (the “Reorganization”). Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of the Acquired Series were acquired by the Acquiring Series, and (ii) the Trust, on behalf of the Acquiring Series, assumed the liabilities of the Acquired Series, in exchange for shares of the Acquiring Series. In accordance with the Plan, the Acquired Series liquidated and dissolved following the Reorganization. The purpose of the transaction was to allow shareholders of the Acquired Series to own shares of a Series with a similar investment objective and style as, and potentially lower net expenses than the Acquired Series. The Reorganization was accomplished by a tax-free exchange of shares on December 11, 2020. For financial reporting purposes, assets received and shares issued by the Acquiring Series were recorded at fair value; however, the cost basis of the investments received from the Acquired Series was carried forward to align ongoing reporting of the Acquiring Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The share transactions associated with the Reorganization are as follows:

	Acquired	Acquired Series	Shares Converted
	Series Net	Shares	to Acquiring	Acquiring Series	Conversion
	Assets	Outstanding	Series	Net Assets	Ratio
Service Class	762,678	64,723	40,525	19	0.626
Standard Class	52,402,687	4,440,863	2,784,415	160,177,098	0.627

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP International Series

7. Reorganization (continued)

The net assets of the Acquiring Series before the Reorganization were $160,177,117. The net assets of the Acquiring Series immediately following the Reorganization were $213,342,482.

Assuming the Reorganization had been completed on January 1, 2020, the Acquiring Series’ pro forma results of operations for the year ended December 31, 2020, would have been as follows:

Net investment income	$2,725,182
Net realized gain on investments	4,562,888
Net change in unrealized appreciation (depreciation)	6,238,402
Net increase in net assets resulting from operations	$13,526,472

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Series that have been included in the Acquiring Series’ Statement of Operations since the Reorganization was consummated on December 11, 2020.

8. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% with the addition of an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 1, 2021.

On November 1, 2021, the Series, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described above and operates in substantially the same manner as the original Agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 31, 2022.

The Series had no amounts outstanding as of December 31, 2021, or at any time during the year then ended.

9. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if

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the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended December 31, 2021, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

During the year ended December 31, 2021, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of assets and liabilities” and “Statement of operations.”

The table below summarizes the average balance of derivative holdings by the Series during the year ended December 31, 2021:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$210,143	$268,519

10. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At December 31, 2021, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Gross Value of
				Gross Value of	Derivative
Counterparty				Derivative Asset	Liability	Net Position
Bank of New York Mellon				$483	$—	$483

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received	Collateral Pledged	Pledged	Net Exposure(a)
Bank of New York Mellon	$483	$—	$—	$—	$—	$483

(a)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

11. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the

(continues)                    21

Notes to financial statements
Delaware VIP® Trust — Delaware VIP International Series

11. Securities Lending (continued)

following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2021, the Series had no securities out on loan.

12. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate

22

market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2021, there were no Rule 144A securities held by the Series.

13. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in the Series’ financial statements.

(continues)                    23

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP International Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP International Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Class Name	Financial Highlights
Standard Class	For the years ended December 31, 2021, 2020 and 2019

Service Class	For the year ended December 31, 2021 and the
period from December 14, 2020 (commencement of
operations) through December 31, 2020

The financial statements of First Investors Life Series International Fund (subsequent to reorganization, known as Delaware VIP International Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

24

Other Series information (Unaudited)
Delaware VIP® International Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2021, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	43.41%
(B) Ordinary Income Distributions (Tax Basis)	56.59%
Total Distributions (Tax Basis)	100.00%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $366,448. The gross foreign source income earned during the fiscal year 2021 by the Series was $5,483,976.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP International Series at a meeting held August 10-12, 2021

At a meeting held on August 10-12, 2021 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP International Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Asset Management”) and the Sub-Advisers, as applicable concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2021, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds by Macquarie® (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

25

Other Series information (Unaudited)
Delaware VIP® International Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP International Series at a meeting held August 10-12, 2021 (continued)

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of each Sub-Adviser’s personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of each Sub-Adviser and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by each Sub-Adviser.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2020. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all international large-cap growth funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, and 5-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 10-year periods was in the second quartile of its Performance Universe. The Board observed that Series’ performance results were not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of

26

its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each Sub-Adviser in relation to the services being provided to the Series and in relation to each Sub-Advisers overall investment advisory business but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by each Sub-Adviser in connection with its relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2021, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

27

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	148	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	148	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	148	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	148	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	148	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

28

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

H. Jeffrey Dobbs[3]	Trustee	Since December 2021	Global Sector Chairman,	148	Director, Valparaiso
610 Market Street			Industrial Manufacturing,		University
Philadelphia, PA			KPMG LLP		(2012–Present)
19106-2354			(2010-2015)		Director, TechAccel LLC
May 1955					(2015–Present) (Tech
R&D)
Board Member, Kansas
City Repertory Theatre
(2015–Present)
Board Member, Patients
Voices, Inc. (healthcare)
(2018–Present)
Kansas City Campus for
Animal Care
(2018–Present)
Director, National
Association of
Manufacturers
(2010–2015)
Director, The Children’s
Center
(2003–2015)
Director, Metropolitan
Affairs Coalition
(2003–2015)
Director, Michigan
Roundtable for Diversity
and Inclusion
(2003–2015)
Trustee, Ivy Funds
Complex
(2019–2021)

John A. Fry	Trustee	Since January 2001	Drexel University	148	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College		Governance Committee
19106-2354			(July 2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director, Audit and
Compensation Committee
Member — vTv
Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

29

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph Harroz, Jr.[3]	Trustee	Since December 2021	President (2020–Present), Interim President	148	Director, OU Medicine, Inc.
610 Market Street			(2019–2020), Vice President (2010–2019) and		(2020–Present)
Philadelphia, PA			Dean (2010–2019), College of Law, University		Director and Shareholder,
19106-2354			of Oklahoma; Managing Member, Harroz		Valliance Bank
January 1967			Investments, LLC, (commercial enterprises)		(2007–Present)
			(1998–2019); Managing Member, St. Clair, LLC		Director, Foundation
			(commercial enterprises) (2019–Present)		Healthcare (formerly
Graymark HealthCare)
(2008–2017)
Trustee, the Mewbourne
Family Support
Organization
(2006–Present) (non-
profit) Independent
Director, LSQ Manager,
Inc. (real estate)
(2007–2016)
Director, Oklahoma
Foundation for Excellence
(non-profit)
(2008–Present)
Trustee, Ivy Funds
Complex
(1998–2021)

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Hall Family
610 Market Street			Hospitals and Clinics		Foundation
Philadelphia, PA			(2016–2019);		(1993–Present)
19106-2354			CFO, Children’s Mercy Hospitals and Clinics		Director, Westar Energy
September 1957			(2005–2016)		(utility) (2004–2018)
Trustee, Nelson-Atkins
Museum of Art (non-
profit) (2021–Present)
(2007–2020)
Director, Turn the Page KC
(non-profit) (2012–2016)
Director, Kansas
Metropolitan Business and
Healthcare Coalition (non-
profit) (2017–2019)
Director, National
Association of Corporate
Directors (non-profit)
National Board (2022–
Present); Regional Board
(2017–2021)
Director, American Shared
Hospital Services (medical
device) (2017–2021)
Director, Evergy, Inc.,
Kansas City Power & Light
Company, KCP&L Greater
Missouri Operations
Company, Westar Energy,
Inc. and Kansas Gas and
Electric Company (related
utility companies) (2018–
Present)

30

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Stowers
(continued)			Hospitals and Clinics		(research) (2018)
610 Market Street			(2016–2019);		Co-Chair, Women
Philadelphia, PA			CFO, Children’s Mercy Hospitals and Clinics		Corporate Directors
19106-2354			(2005–2016)		(director education)
September 1957					(2018–2020)
Trustee, Ivy Funds
Complex
(2019-2021)
Director, Brixmor Property
Group Inc.
(2021–Present)
Director, Sera
Prognostics Inc.
(biotechnology)
(2021–Present)
Director, Recology
(resource recovery)
(2021–Present)

Frances A.	Trustee	Since September 2011	Private Investor	148	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean (August 2011–		and Compensation
			March 2012) and Interim Dean		Committee Member —
			(January 2011–July 2011) — University of		Callon Petroleum
			Miami School of Business Administration		Company
			President — U.S. Trust, Bank of America		(December 2019–Present)
			Private Wealth Management (Private Banking)		Director — New Senior
			(July 2007-December 2008)		Investment Group Inc.
(January 2021–September
2021)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC Financial Services	148	Director — HSBC North
610 Market Street			Group		America Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

31

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	148	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member —
The Merger Fund
(2013–October 2021),
The Merger Fund VL
(2013–October 2021);
WCM Alternatives: Event-
Driven Fund (2013–
October 2021), and WCM
Alternatives: Credit Event
Fund (December 2017–
October 2021)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	148	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	148	None[4]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Senior Vice President and	Senior Vice President and	Daniel V. Geatens has served in various	148	None[4]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	148	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

32

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
[4]	David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

33

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2013686)
AR-VIPINT-222

Delaware VIP® Trust

Delaware VIP Investment Grade Series

December 31, 2021

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Investment Grade Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2022 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Investment Grade Series

January 11, 2022 (Unaudited)

The investment objective of the Series is to seek to provide sustainable current income with potential for capital appreciation with moderate investment risk.

For the fiscal year ended December 31, 2021, Delaware VIP Investment Grade Series (the “Series”) Standard Class shares fell 0.72%. The Series’ Service Class shares fell 1.03%. Both figures reflect all dividends reinvested. For the same period, the Series’ benchmark, the Bloomberg US Corporate Investment Grade Index, declined 1.04%.

From a capital markets perspective, interest rate volatility stole the show in 2021 as 10-year Treasury rates largely influenced total returns in credit markets. Ten-year rates lifted off in the first quarter of the year, increasing by 79 basis points to end the quarter at 1.74%, marking one of the weakest quarters in the Treasury market since the 2008 global financial crisis (a basis point equals one hundredth of a percentage point). We believe anticipation of more aggressive rate action by the Federal Open Market Committee (FOMC) was the likely culprit behind the dramatic bear steepening. By July, however, the 10-year Treasury rate was back to 1.17%. We suspect this noteworthy flattening was more a result of technicals in the Treasury market than a fundamental view on rates or future economic activity. US investment grade spreads largely ignored the rate volatility, however, and compressed by roughly 15 basis points. For the full calendar year, spreads of US investment grade bonds remained benign and traded in a range of about 20 basis points – aided by the global search for yield and solid corporate credit metrics.

The effects of COVID-19 on capital markets also ebbed and flowed. The combination of lower infection rates in the summer and the introduction of vaccine booster shots were offset by the new Omicron variant late in the year. Although COVID-19 has continued to cause consumer demand and economic activity to sputter, the overall direction in 2021 was positive. Airline and cruise travel began to tick up, while social and sporting events also reopened.

Many investors peered through the choppy COVID-19 environment, as the price of crude oil rose from $59 to $75 a barrel during the period. While some of this price increase was due to February’s winter storm in Texas and planned production cuts by OPEC+, higher future demand was also influenced by a return to normal after COVID-19 shutdowns.

Late in the year, inflation became a concern, causing investors to react negatively. Ongoing data reflecting higher prices gave the US Federal Reserve some concern that inflation may not be as transitory as it had projected, prompting more hawkish commentary around the pace of tapering asset purchases and rate tightening. We think these concerns, as well as new Fed governors to be elected early in the year, may add to interest rate volatility in 2022.

US bond markets continued to benefit in 2021 from the low-to-negative rates in overseas markets, particularly in Europe and Japan. The European Central Bank (ECB) adopted an ultra-easy monetary policy and ramped up its bond-buying program, leading yields to drop, and foreign investors turned to the US to purchase higher yielding fixed income assets.

US investors also took advantage of higher US yields. Since the onset of the pandemic in March 2020, mutual fund flows into investment grade credit have grown steadily stronger, while life insurance companies and pension funds have also had robust demand for fixed income securities.

Issuance of US investment grade bonds hit the second highest annual level on record in 2021, next to 2020, as companies continued to take advantage of low borrowing costs and the abundant liquidity for refinancing as well as merger and acquisition activity. Despite the near-record supply in 2021, demand remained solid amid the global search for yield.

The Series benefited from out-of-benchmark investments in high yield securities, which generally outperformed their investment grade counterparts for the fiscal year. The Series is allowed to invest up to 20% of its assets in high yield, and it held an allocation of about 14% during the 12-month period.

The high yield component of the Series’ portfolio was the strongest-performing part of the Series, and we remain comfortable trying to obtain outperformance from that part of the market. Credit fundamentals remain solid, in our opinion, especially for companies in relatively defensive industries that we consider to be good stewards of their capital structures.

As we have done in the past, we maintained the Series’ overweight allocation to BBB-rated credits, while underweighting A-rated bonds versus the benchmark. In our view, doing this may enable the Series to achieve extra yield while potentially providing some protection if higher-rated companies sacrifice their credit ratings for shareholder-friendly activities such as mergers, share buybacks, and dividend increases. Higher-rated companies have greater financial flexibility to engage in these activities, which can hurt their credit ratings, while BBB-rated companies are generally less likely to take actions that will drop their ratings to below investment grade.

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Investment Grade Series

The Series was hampered somewhat by the rate volatility that occurred during the first quarter of 2021. From January through early April, the 10-year Treasury yield advanced from about 1.00% to 1.75%. Despite our efforts to move out of some of the Series’ long-duration, long-maturity holdings, the Series’ performance suffered at the time.

On a sector basis, energy was the leading contributor for the Series in 2021. The Series had exposure to both the pipeline and independent exploration and production (E&P) subsectors of the broader energy space. While the latter benefited directly from the aforementioned macroeconomic events during the year, the profitability of pipeline companies is not predicated strictly on the price of the commodities they handle but on the volume they handle. Security selection within this pipeline subsector also significantly added to the Series’ outperformance by owning lower-rated securities, particularly in names such as Energy Transfer LP, EQM Midstream Partners LP, and Targa Resources Partners LP.

Banking was another leading contributor to the Series’ performance, benefiting from securities lower in the capital structure that offered relatively high yield. In an economic environment that seemed supportive of holding higher-risk credit, we saw value in the subordinated parts of these investment grade companies and this strategy was beneficial. Among the Series’ banking holdings, Ally Financial Inc., JPMorgan Chase & Co., and Deutsche Bank AG performed well.

Lastly, a healthy overweight to BBB-rated securities relative to the benchmark (a 61% allocation in the Series versus 50% in the benchmark on average over the fiscal year) added to performance, as returns were inversely correlated to quality during 2021 amid investors’ global search for yield.

The communications sector was the primary detractor from performance during the fiscal year, largely due to the Series’ underweight position in AT&T Inc., which outperformed on stronger-than-expected earnings, unexpected asset sales, and lower spending on wireless spectrum.

Because of the unexpected liftoff in rates in the first quarter of 2021, several of the long bonds the Series held during this period performed poorly and we exited those positions to use the proceeds to pursue what we viewed as more promising opportunities. Among the long bonds sold were those of Otis Worldwide Corp., Union Pacific Corp., Waste Connections Inc., and Bank of America Corp. Notably, we considered each of these to be high-quality companies with good fundamentals and, in fact, they performed well as businesses. Because of the first quarter’s volatility, however, we exited the positions and invested in shorter-duration, lower dollar priced securities elsewhere.

Looking ahead to 2022, we believe that credit spreads should remain rangebound but with increasing bouts of volatility as (1) investors adjust to the Fed’s shift toward policy normalization; (2) economic growth remains healthy but down from the near-record levels in 2021; (3) the trajectory of COVID-19 and the new variant continues to evolve; and (4) technicals and fundamentals remain supportive.

Credit fundamentals have fully recovered from the 2020 recession for most sectors, and we believe they will continue to improve with global economic recovery underway, although subject to potential headwinds, including Fed policy action, growth in China, supply constraints, cost inflation, and the Omicron variant. The record access to capital markets during the pandemic enabled companies to solidify liquidity positions. However, the use of these cash balances going forward presents some risk for increased shareholder-friendly activity or leveraging events, especially among higher-rated issuers that are able and willing to move down in quality while staying within the investment grade spectrum. Inflationary pressures on credit fundamentals will vary by sector but should remain manageable, in our view, given the strong earnings margin environment and cash positions that will likely be carried forward into 2022.

Technicals within US credit continue to provide strong support to the asset class, with few alternatives for investors to earn material yield, aside from emerging market debt or assuming substantial duration risk. Supply for 2022 is expected to be slightly below 2021 totals, which have returned to more normalized levels, as expectations for higher rates likely pulled forward some supply into 2021 to lock in lower borrowing costs and companies spent some of the record cash accumulated. We believe demand for US corporate debt should remain strong in 2022 as the lack of yield globally continues, driving foreign demand. Meanwhile, domestic demand is anchored by yield buyers, such as life insurers and pension funds that benefit from rising pension funding ratios, supporting a rotation out of riskier asset classes into fixed income.

We think that 2022 will likely be a yield-carry type environment for investment grade credit, with interest rates on an upward path, driving flat to negative total returns for the asset class. However, we believe opportunities still exist within investment grade credit as well as high yield, which can be exploited with proper fundamental analysis. We continue to advocate an overweight to BBB-rated and BB-rated credits, as carry and excess yield remain important in this environment with improved fundamentals. We also anticipate a decline in shareholder-friendly

2

behavior – such as levered M&A, increased dividends, and share buybacks – from BBB-rated issuers that have less financial flexibility to maintain investment grade ratings than A-rated issuers.

During the fiscal year, we made minimal use of US Treasury futures to adjust overall duration of the Series. This exposure had no material impact on the Series’ performance. The Series also held a small position in credit default swaps on the Bloomberg US Corporate Investment Grade Index as a temporary hedge given market valuations and technicals. The position had no material impact on the Series’ performance.

Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change.     3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Investment Grade Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2021
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
January 7, 1992)	-0.72%	+7.76%	+5.12%	+4.57%	—
Service Class shares (commenced operations on
October 31, 2019)	-1.03%	—	—	—	+4.86%
Bloomberg US Corporate Investment Grade Index	-1.04%	+7.59%	+5.26%	+4.70%	—

Returns reflect the reinvestment of all distributions. Please see page 5 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares and Service Class shares of the Series were 0.63% and 0.93%, respectively, while total operating expenses for Standard Class and Service Class shares were 0.81% and 1.11%, respectively. The management fee for Standard Class and Service Class shares was 0.50%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.63% of the Series’ average daily net assets for the Standard Class and 0.93% for the Service Class from January 1, 2021 through December 31, 2021.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate. Interest payments on inflation-indexed debt securities will vary as the principal and/or interest is adjusted for inflation.

4

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through April 30, 2022.

Performance of a $10,000 investment

For period beginning December 31, 2011 through December 31, 2021

For period beginning December 31, 2011 through December 31, 2021	Starting value	Ending value
Bloomberg US Corporate Investment Grade Index	$10,000	$15,824
Delaware VIP Investment Grade Series — Standard Class shares	$10,000	$15,638

The graph shows a $10,000 investment in the Delaware VIP Investment Grade Series Standard Class shares for the period from December 31, 2011 through December 31, 2021.

The graph also shows $10,000 invested in the Bloomberg US Corporate Investment Grade Index for the period from December 31, 2011 through December 31, 2021.

The Bloomberg US Corporate Investment Grade Index is composed of US dollar-denominated, investment grade corporate bonds that are US Securities and Exchange Commission (SEC)-registered or 144A with registration rights, and issued by industrial, utility, and financial companies. All bonds in the index have at least one year to maturity.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

5

Disclosure of Series expenses
For the six-month period from July 1, 2021 to December 31, 2021 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2021 to December 31, 2021.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/21 to
	7/1/21	12/31/21	Ratio	12/31/21*
Actual Series return†
Standard Class	$1,000.00	$1,001.90	0.63%	$3.18
Service Class	1,000.00	1,000.00	0.93%	4.69
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,022.03	0.63%	$3.21
Service Class	1,000.00	1,020.52	0.93%	4.74

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

6

Security type / sector allocation
Delaware VIP® Trust — Delaware VIP Investment Grade Series

As of December 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Agency Collateralized Mortgage Obligations	0.34%
Corporate Bonds	96.61%
Banking	21.84%
Basic Industry	3.95%
Brokerage	2.59%
Capital Goods	3.71%
Communications	11.54%
Consumer Cyclical	4.44%
Consumer Non-Cyclical	7.27%
Electric	10.27%
Energy	8.75%
Finance Companies	3.90%
Insurance	5.34%
Natural Gas	1.14%
Real Estate Investment Trusts	2.18%
Technology	8.20%
Transportation	1.27%
Utilities	0.22%
Loan Agreements	2.13%
Municipal Bond	0.25%
Short-Term Investments	0.05%
Total Value of Securities	99.38%
Receivables and Other Assets Net of
Liabilities	0.62%
Total Net Assets	100.00%

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Investment Grade Series

December 31, 2021

	Principal
	amount°	Value (US $)
Agency Collateralized Mortgage Obligations – 0.34%
Freddie Mac Structured Agency
Credit Risk REMIC Trust
Series 2021-DNA3 M1 144A
0.80% (SOFR + 0.75%)
10/25/33 #, ●	101,652	$101,621
Series 2021-DNA5 M1 144A
0.70% (SOFR + 0.65%)
1/25/34 #, ●	83,310	83,283
Total Agency Collateralized Mortgage
Obligations
(cost $184,962)		184,904

Corporate Bonds – 96.61%
Banking – 21.84%
Ally Financial
4.70% 5/15/26 µ, ψ	310,000	322,594
5.75% 11/20/25	380,000	428,965
Bank of America
2.482% 9/21/36 µ	775,000	751,538
2.572% 10/20/32 µ	185,000	186,023
Bank of Ireland Group 144A
2.029% 9/30/27 #, µ	200,000	196,625
Bank of New York Mellon 4.70%
9/20/25 µ, ψ	350,000	374,237
Barclays
4.375% 3/15/28 µ, ψ	200,000	196,400
5.20% 5/12/26	523,000	584,764
BNP Paribas 144A 4.625%
2/25/31 #, µ, ψ	220,000	221,210
Citigroup
2.52% 11/3/32 µ	110,000	109,991
4.00% 12/10/25 µ, ψ	555,000	560,550
4.45% 9/29/27	380,000	424,027
Credit Agricole 144A 2.811%
1/11/41 #	600,000	575,388
Credit Suisse Group
144A 5.25% 2/11/27 #, µ, ψ	200,000	207,000
144A 6.375% 8/21/26 #, µ, ψ	210,000	226,863
Deutsche Bank 3.035%
5/28/32 µ	215,000	216,836
Goldman Sachs Group
1.542% 9/10/27 µ	715,000	700,915
2.65% 10/21/32 µ	80,000	80,581
4.125% 11/10/26 µ, ψ	130,000	132,234
HSBC Holdings 4.60%
12/17/30 µ, ψ	210,000	210,353
JPMorgan Chase & Co.
1.47% 9/22/27 µ	60,000	58,840
1.578% 4/22/27 µ	200,000	197,747
2.545% 11/8/32 µ	45,000	45,303
Morgan Stanley
2.484% 9/16/36 µ	810,000	780,845
5.00% 11/24/25	300,000	336,148
NatWest Group
1.642% 6/14/27 µ	200,000	197,365
4.60% 6/28/31 µ, ψ	200,000	196,500
PNC Bank 4.05% 7/26/28	250,000	280,588
State Street 1.684% 11/18/27 µ	110,000	110,206
SVB Financial Group
1.80% 10/28/26	100,000	99,717
2.10% 5/15/28	355,000	355,401
4.00% 5/15/26 µ, ψ	530,000	533,312
Truist Bank 2.636% 9/17/29 µ	445,000	457,712
Truist Financial 4.95%
9/1/25 µ, ψ	395,000	424,780
UBS 7.625% 8/17/22	250,000	259,696
US Bancorp
2.491% 11/3/36 µ	115,000	114,684
3.70% 1/15/27 µ, ψ	115,000	115,265
Wells Fargo & Co. 3.90%
3/15/26 µ, ψ	390,000	400,969
Westpac Banking 3.133%
11/18/41	140,000	139,016
		11,811,188
Basic Industry – 3.95%
Graphic Packaging International
144A 3.50% 3/1/29 #	130,000	129,212
LYB International Finance III
3.375% 10/1/40	375,000	391,399
Newmont
2.25% 10/1/30	185,000	182,620
2.60% 7/15/32	50,000	50,152
2.80% 10/1/29	395,000	406,566
Sherwin-Williams 2.90%
3/15/52	180,000	176,239
Steel Dynamics 1.65% 10/15/27	100,000	97,921
Suzano Austria 3.125% 1/15/32	285,000	276,233
Westlake Chemical 3.125%
8/15/51	440,000	424,828
		2,135,170
Brokerage – 2.59%
Blackstone Holdings Finance
144A 1.625% 8/5/28 #	325,000	315,891
Charles Schwab
4.00% 6/1/26 µ, ψ	130,000	132,762
5.375% 6/1/25 µ, ψ	180,000	196,650

8

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Brokerage (continued)
Jefferies Group
2.625% 10/15/31	300,000	$295,398
6.45% 6/8/27	275,000	335,296
6.50% 1/20/43	90,000	124,546
		1,400,543
Capital Goods – 3.71%
Amcor Flexibles North America
2.69% 5/25/31	220,000	223,209
Amphenol 2.20% 9/15/31	195,000	190,796
Ardagh Metal Packaging Finance
USA 144A 4.00% 9/1/29 #	200,000	198,467
Ashtead Capital 144A 1.50%
8/12/26 #	400,000	393,081
Boeing 3.75% 2/1/50	60,000	62,526
Madison IAQ 144A 4.125%
6/30/28 #	75,000	75,298
Pactiv Evergreen Group Issuer
144A 4.00% 10/15/27 #	140,000	136,335
Teledyne Technologies 2.25%
4/1/28	405,000	405,016
Waste Connections 2.95%
1/15/52	100,000	98,690
Weir Group 144A 2.20%
5/13/26 #	225,000	222,081
		2,005,499
Communications – 11.54%
Altice France
144A 5.125% 1/15/29 #	200,000	195,288
144A 5.50% 10/15/29 #	130,000	128,272
AMC Networks 4.75% 8/1/25	156,000	159,508
AT&T 3.10% 2/1/43	296,000	288,361
CCO Holdings 144A 4.50%
6/1/33 #	35,000	35,764
Cellnex Finance 144A 3.875%
7/7/41 #	200,000	191,567
Charter Communications
Operating
2.25% 1/15/29	260,000	253,892
4.40% 12/1/61	260,000	269,631
Comcast 3.20% 7/15/36	580,000	619,638
Crown Castle International
1.05% 7/15/26	330,000	319,021
3.80% 2/15/28	220,000	239,579
CSC Holdings 144A 4.50%
11/15/31 #	200,000	197,824
Discovery Communications
4.00% 9/15/55	563,000	595,890
Netflix 4.875% 4/15/28	115,000	131,298
Time Warner Cable 7.30%
7/1/38	200,000	$283,550
Time Warner Entertainment
8.375% 3/15/23	290,000	314,556
T-Mobile USA
144A 2.40% 3/15/29 #	25,000	25,264
3.00% 2/15/41	205,000	200,515
3.375% 4/15/29	305,000	311,304
144A 3.375% 4/15/29 #	230,000	234,754
Verizon Communications
144A 2.355% 3/15/32 #	270,000	266,344
3.40% 3/22/41	255,000	267,446
4.50% 8/10/33	425,000	500,388
Virgin Media Secured Finance
144A 5.50% 5/15/29 #	200,000	211,523
		6,241,177
Consumer Cyclical – 4.44%
Aptiv 3.10% 12/1/51	438,000	417,995
AutoNation
1.95% 8/1/28	205,000	200,614
2.40% 8/1/31	115,000	111,044
Daimler Trucks Finance North
America 144A 2.375%
12/14/28 #	215,000	216,154
Dollar Tree 2.65% 12/1/31	195,000	195,639
Ford Motor 3.25% 2/12/32	135,000	138,510
Ford Motor Credit 2.90%
2/16/28	200,000	200,787
General Motors 6.60% 4/1/36	209,000	283,123
General Motors Financial 5.70%
9/30/30 µ, Ψ	150,000	171,563
Levi Strauss & Co. 144A 3.50%
3/1/31 #	110,000	112,317
Lowe’s 2.80% 9/15/41	270,000	263,887
Prime Security Services Borrower
144A 3.375% 8/31/27 #	90,000	87,001
		2,398,634
Consumer Non-Cyclical – 7.27%
Anheuser-Busch InBev
Worldwide 4.70% 2/1/36	675,000	815,889
Baxter International 144A
3.132% 12/1/51 #	255,000	263,008
Bimbo Bakeries USA 144A
4.00% 5/17/51 #	200,000	216,954
Bunge Finance 2.75% 5/14/31	290,000	294,629
CVS Health
2.70% 8/21/40	345,000	333,029
4.78% 3/25/38	70,000	85,358
Energizer Holdings 144A
4.375% 3/31/29 #	122,000	119,251

9

Schedule of investments
Delaware VIP® Trust – Delaware VIP Investment Grade Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Mozart Debt Merger Sub 144A
3.875% 4/1/29 #	180,000	$179,725
Perrigo Finance Unlimited
4.375% 3/15/26	300,000	320,833
Sodexo 144A 1.634% 4/16/26 #	260,000	257,813
Takeda Pharmaceutical 3.175%
7/9/50	600,000	606,522
Tenet Healthcare 144A 4.25%
6/1/29 #	140,000	142,418
Viatris 4.00% 6/22/50	280,000	298,881
		3,934,310
Electric – 10.27%
Ameren 1.95% 3/15/27	105,000	105,370
Berkshire Hathaway Energy
2.85% 5/15/51	110,000	106,132
CMS Energy 4.75% 6/1/50 µ	190,000	207,100
Commonwealth Edison 2.75%
9/1/51	195,000	189,017
Duke Energy
2.55% 6/15/31	200,000	200,404
3.25% 1/15/82 µ	95,000	92,646
4.875% 9/16/24 µ, Ψ	260,000	270,400
Edison International 5.00%
12/15/26 µ, Ψ	105,000	107,551
Entergy Texas 3.55% 9/30/49	115,000	121,683
FirstEnergy Transmission 144A
4.55% 4/1/49 #	255,000	291,840
IPALCO Enterprises 4.25%
5/1/30	145,000	159,478
Liberty Utilities Finance GP 1
144A 2.05% 9/15/30 #	190,000	181,365
NextEra Energy Capital Holdings
3.00% 1/15/52	135,000	135,099
NRG Energy
144A 2.45% 12/2/27 #	100,000	99,171
144A 3.375% 2/15/29 #	85,000	83,413
144A 3.625% 2/15/31 #	70,000	68,370
144A 3.75% 6/15/24 #	115,000	120,051
144A 4.45% 6/15/29 #	185,000	201,490
Oglethorpe Power 3.75%
8/1/50	215,000	230,625
Pacific Gas and Electric
2.10% 8/1/27	275,000	265,713
3.30% 8/1/40	45,000	41,804
4.60% 6/15/43	135,000	139,462
4.95% 7/1/50	130,000	141,915
PacifiCorp 2.90% 6/15/52	580,000	570,664
Public Service Co. of Oklahoma
3.15% 8/15/51	170,000	171,731
San Diego Gas & Electric 3.32%
4/15/50	120,000	$126,716
Southern 4.00% 1/15/51 µ	185,000	189,625
Southern California Edison
4.125% 3/1/48	120,000	134,927
4.875% 3/1/49	155,000	189,686
Southwestern Electric Power
3.25% 11/1/51	167,000	165,990
Vistra Operations
144A 3.55% 7/15/24 #	274,000	282,329
144A 3.70% 1/30/27 #	156,000	161,872
		5,553,639
Energy – 8.75%
BP Capital Markets 4.875%
3/22/30 µ, Ψ	430,000	465,475
BP Capital Markets America
3.06% 6/17/41	95,000	96,318
Cheniere Corpus Christi Holdings
7.00% 6/30/24	305,000	337,566
Continental Resources
144A 2.268% 11/15/26 #	195,000	193,743
4.375% 1/15/28	200,000	216,556
Devon Energy
4.75% 5/15/42	245,000	284,287
5.85% 12/15/25	103,000	117,874
Diamondback Energy 3.125%
3/24/31	290,000	299,191
Enbridge
1.60% 10/4/26	120,000	118,357
2.50% 8/1/33	110,000	108,101
5.75% 7/15/80 µ	195,000	216,938
Energy Transfer
6.25% 4/15/49	170,000	222,490
6.50% 11/15/26 µ, Ψ	450,000	459,000
Enterprise Products Operating
3.30% 2/15/53	175,000	174,437
EQM Midstream Partners 144A
4.75% 1/15/31 #	150,000	158,863
Galaxy Pipeline Assets Bidco
144A 2.94% 9/30/40 #	200,000	199,528
NuStar Logistics 5.625%
4/28/27	153,000	161,951
ONEOK 7.50% 9/1/23	290,000	315,396
Targa Resources Partners
144A 4.00% 1/15/32 #	95,000	99,439
4.875% 2/1/31	155,000	168,590
TransCanada PipeLines 2.50%
10/12/31	195,000	194,126
Valero Energy 3.65% 12/1/51	125,000	124,489
		4,732,715

10

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Finance Companies – 3.90%
AerCap Ireland Capital DAC
3.40% 10/29/33	450,000	$458,713
4.625% 10/15/27	150,000	166,058
6.50% 7/15/25	150,000	171,531
Air Lease 4.125% 12/15/26 µ, Ψ	90,000	89,550
Aviation Capital Group
144A 1.95% 1/30/26 #	143,000	139,620
144A 3.50% 11/1/27 #	300,000	308,025
144A 5.50% 12/15/24 #	355,000	388,669
Avolon Holdings Funding
144A 2.75% 2/21/28 #	160,000	157,108
144A 3.25% 2/15/27 #	80,000	80,616
144A 4.25% 4/15/26 #	140,000	148,504
		2,108,394
Insurance – 5.34%
Aon 2.90% 8/23/51	385,000	371,560
Arthur J Gallagher & Co. 3.50%
5/20/51	525,000	555,749
Athene Holding
3.45% 5/15/52	125,000	125,858
3.95% 5/25/51	115,000	124,352
Brighthouse Financial
3.85% 12/22/51	90,000	88,975
4.70% 6/22/47	288,000	316,816
Centene 4.625% 12/15/29	115,000	124,222
Equitable Holdings 4.95%
9/15/25 µ, Ψ	115,000	120,750
Global Atlantic Fin 144A 4.70%
10/15/51 #, µ	200,000	202,960
Hartford Financial Services Group
2.90% 9/15/51	135,000	133,363
Humana 1.35% 2/3/27	270,000	262,673
Jackson Financial
144A 3.125% 11/23/31 #	120,000	120,764
144A 4.00% 11/23/51 #	115,000	116,189
MetLife 3.85% 9/15/25 µ, Ψ	75,000	76,688
Prudential Financial 3.70%
10/1/50 µ	145,000	146,847
		2,887,766
Natural Gas – 1.14%
Atmos Energy 2.85% 2/15/52	270,000	263,068
Sempra Energy
4.125% 4/1/52 µ	180,000	182,389
4.875% 10/15/25 µ, Ψ	160,000	171,725
		617,182
Real Estate Investment Trusts – 2.18%
Corporate Office Properties
2.00% 1/15/29	160,000	153,982
2.75% 4/15/31	210,000	209,022
CubeSmart 2.25% 12/15/28	130,000	$130,127
Extra Space Storage 2.35%
3/15/32	290,000	282,241
Global Net Lease 144A 3.75%
12/15/27 #	65,000	63,533
Host Hotels & Resorts 2.90%
12/15/31	130,000	125,561
MPT Operating Partnership
3.50% 3/15/31	130,000	131,663
Public Storage 2.25% 11/9/31	85,000	85,525
		1,181,654
Technology – 8.20%
Autodesk 2.40% 12/15/31	185,000	184,671
Broadcom 144A 3.469%
4/15/34 #	555,000	581,637
Broadridge Financial Solutions
2.60% 5/1/31	319,000	320,534
CDW
2.67% 12/1/26	55,000	56,456
3.276% 12/1/28	350,000	359,279
3.569% 12/1/31	80,000	83,381
CGI 144A 2.30% 9/14/31 #	130,000	125,383
Clarivate Science Holdings 144A
3.875% 7/1/28 #	149,000	150,045
CoStar Group 144A 2.80%
7/15/30 #	175,000	175,248
Fiserv 3.20% 7/1/26	320,000	338,702
Global Payments
2.15% 1/15/27	90,000	90,409
2.90% 11/15/31	340,000	345,230
Iron Mountain Information
Management Services 144A
5.00% 7/15/32 #	160,000	164,070
Marvell Technology
1.65% 4/15/26	210,000	207,801
2.45% 4/15/28	110,000	111,648
Micron Technology 2.703%
4/15/32	105,000	105,300
NCR 144A 5.125% 4/15/29 #	140,000	145,182
NXP
144A 3.125% 2/15/42 #	110,000	110,895
144A 5.55% 12/1/28 #	90,000	107,909
Qorvo 144A 3.375% 4/1/31 #	346,000	352,770
VMware 1.80% 8/15/28	325,000	316,529
		4,433,079
Transportation – 1.27%
Air Canada 144A 3.875%
8/15/26 #	140,000	142,984

11

Schedule of investments
Delaware VIP® Trust – Delaware VIP Investment Grade Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Transportation (continued)
Canadian Pacific Railway
2.45% 12/2/31	70,000	$71,449
3.00% 12/2/41	30,000	30,736
Delta Air Lines 144A 7.00%
5/1/25 #	179,000	204,828
Mileage Plus Holdings 144A
6.50% 6/20/27 #	110,000	117,591
Seaspan 144A 5.50% 8/1/29 #	120,000	121,369
		688,957
Utilities – 0.22%
Essential Utilities
3.351% 4/15/50	100,000	103,815
4.276% 5/1/49	12,000	14,278
		118,093
Total Corporate Bonds
(cost $51,718,315)		52,248,000

Loan Agreements – 2.13%
AmWINS Group 3.00%
(LIBOR01M + 2.25%)
2/19/28 ●	108,900	108,212
Applied Systems 1st Lien 3.50%
(LIBOR01M + 3.00%)
9/19/24 ●	118,616	118,717
Energizer Holdings 2.75%
(LIBOR01M + 2.25%)
12/22/27 ●	119,100	119,001
Ensemble RCM 3.879%
(LIBOR03M + 3.75%)
8/3/26 ●	113,835	113,935
Gates Global Tranche B-3 3.25%
(LIBOR01M + 2.50%)
3/31/27 ●	118,800	118,704
Horizon Therapeutics USA
Tranche B-2 2.25%
(LIBOR01M + 1.75%)
3/15/28 ●	109,175	108,948
Informatica 2.875% (LIBOR01M
+ 2.75%) 10/27/28 ●	115,000	114,727
Prime Security Services Borrower
Tranche B-1 3.50%
(LIBOR01M + 2.75%)
9/23/26 ●	119,100	119,120
RealPage 1st Lien 3.75%
(LIBOR01M + 3.25%)
4/24/28 ●	119,700	119,491
Reynolds Group Holdings
Tranche B-2 3.354%
(LIBOR01M + 3.25%)
2/5/26 ●	113,917	113,408
Total Loan Agreements
(cost $1,158,284)		1,154,263

Municipal Bond – 0.25%
GDB Debt Recovery Authority of
Puerto Rico
7.50% 8/20/40	140,000	$133,700
Total Municipal Bond
(cost $132,532)		133,700

	Number of
	shares
Short-Term Investments – 0.05%
Money Market Mutual Funds – 0.05%
BlackRock FedFund –
Institutional Shares (seven-day
effective yield 0.03%)	6,244	6,244
Fidelity Investments Money
Market Government Portfolio
– Class I (seven-day effective
yield 0.01%)	6,244	6,244
GS Financial Square Government
Fund – Institutional Shares
(seven-day effective yield
0.02%)	6,244	6,244
Morgan Stanley Government
Portfolio – Institutional Share
Class (seven-day effective
yield 0.03%)	6,244	6,244
Total Short-Term Investments
(cost $24,976)		24,976
Total Value of
Securities–99.38%
(cost $53,219,069)		$53,745,843

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2021, the aggregate value of Rule 144A securities was $12,530,969, which represents 23.17% of the Series’ net assets. See Note 10 in “Notes to financial statements.”

12

●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.
Ψ	Perpetual security. Maturity date represents next call date.

Summary of abbreviations:
DAC – Designated Activity Company
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
REMIC – Real Estate Mortgage Investment Conduit
SOFR – Secured Overnight Financing Rate
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

13

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Investment Grade Series

December 31, 2021

Assets:
Investments, at value*	$53,745,843
Cash	4,399
Dividends and interest receivable	430,128
Other assets	365
Total Assets	54,180,735
Liabilities:
Payable for series shares redeemed	48,935
Pricing fees payable	15,794
Investment management fees payable to affiliates	12,424
Accounting and administration fees payable to non-affiliates	11,210
Audit and tax fees payable	4,950
Reports and statements to shareholders expenses payable to non-affiliates	4,489
Other accrued expenses	1,458
Accounting and administration expenses payable to affiliates	508
Dividend disbursing and transfer agent fees and expenses payable to affiliates	347
Trustees’ fees and expenses payable	141
Legal fees payable to affiliates	121
Reports and statements to shareholders expenses payable to affiliates	46
Distribution fees payable to affiliates	3
Total Liabilities	100,426
Total Net Assets	$54,080,309

Net Assets Consist of:
Paid-in capital	$51,515,029
Total distributable earnings (loss)	2,565,280
Total Net Assets	$54,080,309

Net Asset Value
Standard Class:
Net assets	$54,069,229
Shares of beneficial interest outstanding, unlimited authorization, no par	5,008,571
Net asset value per share	$10.80
Service Class:
Net assets	$11,080
Shares of beneficial interest outstanding, unlimited authorization, no par	1,030
Net asset value per share	$10.76
____________________
*Investments, at cost	$53,219,069

See accompanying notes, which are an integral part of the financial statements.

14

Statement of operations
Delaware VIP® Trust — Delaware VIP Investment Grade Series

Year ended December 31, 2021

Investment Income:
Interest	$1,775,778
Dividends	206
1,775,984

Expenses:
Management fees	286,391
Distribution expenses — Service Class	33
Accounting and administration expenses	48,232
Audit and tax fees	46,225
Dividend disbursing and transfer agent fees and expenses	4,935
Custodian fees	4,333
Legal fees	4,281
Reports and statements to shareholders expenses	4,090
Trustees’ fees and expenses	1,948
Registration fees	20
Other	24,438
424,926
Less expenses waived	(52,568)
Total operating expenses	372,358
Net Investment Income	1,403,626
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	895,526
Swap contracts	(152)
Net realized gain	895,374
Net change in unrealized appreciation (depreciation) of:
Investments	(2,754,562)
Swap contracts	(592)
Net change in unrealized appreciation (depreciation)	(2,755,154)
Net Realized and Unrealized Loss	(1,859,780)
Net Decrease in Net Assets Resulting from Operations	$(456,154)

See accompanying notes, which are an integral part of the financial statements.

15

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Investment Grade Series

	Year ended
	12/31/21	12/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,403,626	$1,421,356
Net realized gain	895,374	2,364,704
Net change in unrealized appreciation (depreciation)	(2,755,154)	2,784,373
Net increase (decrease) in net assets resulting from operations	(456,154)	6,570,433

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(3,612,371)	(3,430,297)
Service Class	(646)	(594)
	(3,613,017)	(3,430,891)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	2,636,589	2,512,967

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,612,371	3,430,297
Service Class	646	594
	6,249,606	5,943,858
Cost of shares redeemed:
Standard Class	(8,191,477)	(10,954,474)
Decrease in net assets derived from capital share transactions	(1,941,871)	(5,010,616)
Net Decrease in Net Assets	(6,011,042)	(1,871,074)

Net Assets:
Beginning of year	60,091,351	61,962,425
End of year	$54,080,309	$60,091,351

See accompanying notes, which are an integral part of the financial statements.

16

Financial highlights
Delaware VIP® Investment Grade Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/21	12/31/20	12/31/19[1]	12/31/18	12/31/17
Net asset value, beginning of period	$11.60	$11.02	$10.18	$10.80	$10.73

Income (loss) from investment operations
Net investment income[2]	0.27	0.26	0.29	0.31	0.31
Net realized and unrealized gain (loss)	(0.37)	0.98	0.95	(0.53)	0.18
Total from investment operations	(0.10)	1.24	1.24	(0.22)	0.49

Less dividends and distributions from:
Net investment income	(0.34)	(0.41)	(0.40)	(0.40)	(0.42)
Net realized gain	(0.36)	(0.25)	—	—	—
Total dividends and distributions	(0.70)	(0.66)	(0.40)	(0.40)	(0.42)

Net asset value, end of period	$10.80	$11.60	$11.02	$10.18	$10.80
Total return[3]	(0.72% )	11.91%	12.62%	(2.03% )	4.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$54,069	$60,080	$61,952	$61,630	$66,163
Ratio of expenses to average net assets[4]	0.65%	0.69%	0.73%	0.70%	0.68%
Ratio of expenses to average net assets prior to fees waived[4]	0.74%	0.81%	0.90%	0.85%	0.83%
Ratio of net investment income to average net assets	2.45%	2.39%	2.76%	3.05%	2.93%
Ratio of net investment income to average net assets prior to
fees waived	2.36%	2.27%	2.59%	2.90%	2.78%
Portfolio turnover	110%	147%	157% [5]	53%	60%

[1]	On October 4, 2019, the First Investors Life Series Investment Grade Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Investment Grade Fund shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[5]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

17

Financial highlights
Delaware VIP® Investment Grade Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

			10/31/19[1]
	Year ended		to
	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.56	$11.01	$10.97

Income (loss) from investment operations
Net investment income[2]	0.23	0.23	0.03
Net realized and unrealized gain (loss)	(0.36)	0.97	0.01
Total from investment operations	(0.13)	1.20	0.04

Less dividends and distributions from:
Net investment income	(0.31)	(0.40)	—
Net realized gain	(0.36)	(0.25)	—
Total dividends and distributions	(0.67)	(0.65)	—

Net asset value, end of period	$10.76	$11.56	$11.01
Total return[3]	(1.03% )	11.57%	0.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11	$11	$10
Ratio of expenses to average net assets[4]	0.95%	0.99%	0.99%
Ratio of expenses to average net assets prior to fees waived[4]	1.04%	1.11%	1.31%
Ratio of net investment income to average net assets	2.15%	2.09%	1.50%
Ratio of net investment income to average net assets prior to fees waived	2.06%	1.97%	1.18%
Portfolio turnover	110%	147%	157% [5,6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[5]	Portfolio turnover is representative of the Series for the entire period.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

18

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Investment Grade Series

December 31, 2021

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Investment Grade Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Investment Grade Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2021, and for all open tax years (years ended December 31, 2018–December 31, 2020), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2021, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

(continues)                19

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Investment Grade Series

1. Significant Accounting Policies (continued)

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended December 31, 2021.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2021, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.63% of the Series’ average daily net assets for the Standard Class and 0.93% for the Service Class from April 30, 2021 through December 31, 2021. * From January 1, 2021 through April 29, 2021, DMC contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses to 0.69% of the Series’ average daily net assets for the Standard Class and 0.99% for the Service Class. These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds

20

within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2021, the Series was charged $5,996 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2021, the Series was charged $4,296 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2021, the Series was charged $2,961 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 30, 2022.

3. Investments

For the year ended December 31, 2021, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$61,138,341
Purchases of US government securities	980,595
Sales other than US government securities	63,859,711
Sales of US government securities	1,338,984

(continues)                21

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Investment Grade Series

3. Investments (continued)

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$53,500,215
Aggregate unrealized appreciation of investments	$746,480
Aggregate unrealized depreciation of investments	(500,852)
Net unrealized appreciation of investments	$245,628

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$184,904	$184,904
Corporate Bonds	—	52,248,000	52,248,000
Loan Agreements	—	1,154,263	1,154,263
Municipal Bond	—	133,700	133,700
Short-Term Investments	24,976	—	24,976
Total Value of Securities	$24,976	$53,720,867	$53,745,843

22

During the year ended December 31, 2021, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. During the year ended December 31, 2021, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:

	Year ended
	12/31/21	12/31/20
Ordinary income	$3,613,017	$3,430,891

5. Components of Net Assets on a Tax Basis

As of December 31, 2021, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$51,515,029
Undistributed ordinary income	1,690,207
Undistributed long-term capital gains	629,445
Unrealized appreciation (depreciation) of investments and foreign
currencies	245,628
Net assets	$54,080,309

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of swap contracts, and market premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2021, the Series had no reclassifications.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/21	12/31/20
Shares sold:
Standard Class	239,094	224,912
Shares issued upon reinvestment of dividends and distributions:
Standard Class	342,405	329,203
Service Class	61	57
	581,560	554,172
Shares redeemed:
Standard Class	(752,914)	(996,717)
Net decrease	(171,354)	(442,545)

(continues)                23

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Investment Grade Series

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% with the addition of an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 1, 2021.

On November 1, 2021, the Series, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described above and operates in substantially the same manner as the original Agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 31, 2022.

The Series had no amounts outstanding as of December 31, 2021, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Swap Contracts — The Series may enter into CDS contracts in the normal course of pursuing its investment objective. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. Swap agreements are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2021, the Series entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended December 31, 2021, the Series did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended December 31, 2021, the Series entered into CDS contracts to hedge against credit events.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Series terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

The effect of derivative instruments on the “Statement of operations” for the year ended December 31, 2021 was as follows:

Net Realized Gain (Loss) on:
Swap Contracts
Credit
contracts	$(152)
Total	$(152)
Net Change in Unrealized Appreciation (Depreciation) of:
Swap
Contracts
Credit
contracts	$(592)

The table below summarizes the average balance of derivative holdings by the Series during the year ended December 31, 2021:

	Long Derivative Volume	Short Derivative Volume
CDS contracts (average notional value)*	$83,676	$—

*	Long represents buying protection and short represents selling protection.

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Investment Grade Series

9. Securities Lending (continued)

Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2021, the Series had no securities out on loan.

10. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Series’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs ) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date

26

or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in the Series’ financial statements.

27

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Investment Grade Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Investment Grade Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Class Name	Financial Highlights
Standard Class	For each of the three years in the period ended December 31, 2021
Service Class	For each of the two years in the period ended December 31, 2021 and for the period October 31, 2019 (commencement of operations) through December 31, 2019

The financial statements of First Investors Life Series Investment Grade Fund (subsequent to reorganization, known as Delaware VIP Investment Grade Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and agent banks; when replies were not received from agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

28

Other Series information (Unaudited)
Delaware VIP® Investment Grade Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2021, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%
____________________

(A) is based on a percentage of the Series’ total distributions.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Investment Grade Series at a meeting held August 10-12, 2021

At a meeting held on August 10-12, 2021 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Investment Grade Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), and the Sub-Advisory Agreements with Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Global Limited (“MIMGL”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Asset Management”) and the Sub-Advisers, as applicable concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2021, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds by Macquarie® (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies,

29

Other Series information (Unaudited)
Delaware VIP® Investment Grade Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Investment Grade Series at a meeting held August 10-12, 2021 (continued)

and restrictions for the Series; the compliance of each Sub-Adviser’s personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of each Sub-Adviser and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by each Sub-Adviser.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2020. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all BBB- rated corporate debt funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 3-year periods was in the first quartile of its Performance Universe. The report further showed that the Series’ total return for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2022 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

30

Management profitability. Trustees were also given available information on profits being realized by each Sub-Adviser in relation to the services being provided to the Series and in relation to each Sub-Advisers overall investment advisory business but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by each Sub-Adviser in connection with its relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2021, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

31

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	148	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	148	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	148	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	148	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	148	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

32

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

H. Jeffrey Dobbs[3]	Trustee	Since December 2021	Global Sector Chairman,	148	Director, Valparaiso
610 Market Street			Industrial Manufacturing,		University
Philadelphia, PA			KPMG LLP		(2012–Present)
19106-2354			(2010-2015)		Director, TechAccel LLC
May 1955					(2015–Present) (Tech
R&D)
Board Member, Kansas
City Repertory Theatre
(2015–Present)
Board Member, Patients
Voices, Inc. (healthcare)
(2018–Present)
Kansas City Campus for
Animal Care
(2018–Present)
Director, National
Association of
Manufacturers
(2010–2015)
Director, The Children’s
Center
(2003–2015)
Director, Metropolitan
Affairs Coalition
(2003–2015)
Director, Michigan
Roundtable for Diversity
and Inclusion
(2003–2015)
Trustee, Ivy Funds
Complex
(2019–2021)

John A. Fry	Trustee	Since January 2001	Drexel University	148	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College		Governance Committee
19106-2354			(July 2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director, Audit and
Compensation Committee
Member — vTv
Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

33

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph Harroz, Jr.[3]	Trustee	Since December 2021	President (2020–Present), Interim President	148	Director, OU Medicine, Inc.
610 Market Street			(2019–2020), Vice President (2010–2019) and		(2020–Present)
Philadelphia, PA			Dean (2010–2019), College of Law, University		Director and Shareholder,
19106-2354			of Oklahoma; Managing Member, Harroz		Valliance Bank
January 1967			Investments, LLC, (commercial enterprises)		(2007–Present)
			(1998–2019); Managing Member, St. Clair, LLC		Director, Foundation
			(commercial enterprises) (2019–Present)		Healthcare (formerly
Graymark HealthCare)
(2008–2017)
Trustee, the Mewbourne
Family Support
Organization
(2006–Present)(non-
profit) Independent
Director, LSQ Manager,
Inc. (real estate)
(2007–2016)
Director, Oklahoma
Foundation for Excellence
(non-profit)
(2008–Present)
Trustee, Ivy Funds
Complex
(1998–2021)

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Hall Family
610 Market Street			Hospitals and Clinics		Foundation
Philadelphia, PA			(2016–2019);		(1993–Present)
19106-2354			CFO, Children’s Mercy Hospitals and Clinics		Director, Westar Energy
September 1957			(2005–2016)		(utility) (2004–2018)
Trustee, Nelson-Atkins
Museum of Art (non-
profit) (2021–Present)
(2007–2020)
Director, Turn the Page KC
(non-profit) (2012–2016)
Director, Kansas
Metropolitan Business and
Healthcare Coalition (non-
profit) (2017–2019)
Director, National
Association of Corporate
Directors (non-profit)
National Board (2022–
Present); Regional Board
(2017–2021)
Director, American Shared
Hospital Services (medical
device) (2017–2021)
Director, Evergy, Inc.,
Kansas City Power & Light
Company, KCP&L Greater
Missouri Operations
Company, Westar Energy,
Inc. and Kansas Gas and
Electric Company (related
utility companies) (2018–
Present)

34

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Stowers
(continued)			Hospitals and Clinics		(research) (2018)
610 Market Street			(2016–2019);		Co-Chair, Women
Philadelphia, PA			CFO, Children’s Mercy Hospitals and Clinics		Corporate Directors
19106-2354			(2005–2016)		(director education)
September 1957					(2018–2020)
Trustee, Ivy Funds
Complex
(2019-2021)
Director, Brixmor Property
Group Inc.
(2021–Present)
Director, Sera
Prognostics Inc.
(biotechnology)
(2021–Present)
Director, Recology
(resource recovery)
(2021–Present)

Frances A.	Trustee	Since September 2011	Private Investor	148	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean (August 2011–		and Compensation
			March 2012) and Interim Dean		Committee Member —
			(January 2011–July 2011) — University of		Callon Petroleum
			Miami School of Business Administration		Company
			President — U.S. Trust, Bank of America		(December 2019–Present)
			Private Wealth Management (Private Banking)		Director — New Senior
			(July 2007-December 2008)		Investment Group Inc.
(January 2021–September
2021)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC Financial Services	148	Director — HSBC North
610 Market Street			Group		America Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

35

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	148	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member —
The Merger Fund
(2013–October 2021),
The Merger Fund VL
(2013–October 2021);
WCM Alternatives: Event-
Driven Fund (2013–
October 2021), and WCM
Alternatives: Credit Event
Fund (December 2017–
October 2021)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	148	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	148	None[4]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Senior Vice President and	Senior Vice President and	Daniel V. Geatens has served in various	148	None[4]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	148	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

36

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
[4]	David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

37

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2013686)
AR-VIPIG-222

Delaware VIP® Trust

Delaware VIP Limited Duration Bond Series

December 31, 2021

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Limited Duration Bond Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2022 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

January 11, 2022 (Unaudited)

The investment objective of the Series is to seek current income consistent with low volatility of principal.

For the fiscal year ended December 31, 2021, Delaware VIP Limited Duration Bond Series (the “Series”) Standard Class shares fell 0.68%. This figure reflects all distributions reinvested. For the same period, the Series’ benchmark, the Bloomberg 1-3 Year US Government/Credit Index, declined 0.47%.

The economic recovery that began in 2020 continued through 2021. Gross domestic product (GDP) growth was strong, benefiting from consumers’ resilience and the significant amounts of liquidity the US Federal Reserve provided. Positive news was abundant early in the fiscal year ended December 31, 2021. The improving US jobs market, rapid vaccination rollout, and the $1.9 trillion stimulus package Congress passed in March all helped boost confidence that the economy was returning to normal.

As the year progressed, the news became mixed. Initial efforts to pass a major infrastructure bill were pushed back by a fair bit of congressional resistance. Although a smaller version of that bill eventually passed, the broader Build Back Better Act failed to garner enough support to become law in 2021.

The housing market was the strongest it had been since the global financial crisis, aided by fiscal stimulus and the Fed’s accommodative monetary policies. Investors appeared comfortable with the idea that interest rates were rising for good reason, leading them to continue to buy non-Treasury fixed income investments.

In spring 2021, risk markets rose, and economic growth remained robust as vaccination counts climbed at a time when inflation numbers were increasing. The yield curve began to flatten, and the Fed hinted at a possible change in monetary policy; however, as company fundamentals continued to improve, investors remained resilient and continued to support markets. A similar narrative was unfolding in European markets.

Interestingly, in the summer of 2021, the Fed highlighted additional policy considerations, including climate change and equality in the workforce. These new factors meant that investors may have to adjust how the Fed’s decisions could be affected by environmental and equality concerns.

In the third and fourth quarters of 2021, COVID-19 variants Delta and Omicron resulted in rising infection rates and called into question the return to normalcy. Significantly, the Fed, which had been describing inflation as transitory, quickly abandoned that term late in the year, raising the specter that a change in policy was afoot.

The Series’ portfolio came under pressure during the fiscal year as short-term rates increased. The 5-year US Treasury yield rose about 90 basis points while the 2-year Treasury increased about 60 basis points during the calendar year (a basis point equals one hundredth of a percentage point).

The impact of higher rates out along the curve detracted from performance as longer-dated assets underperformed. That led to a 12-month absolute return for the Series that was slightly negative. However, the Series’ exposure to relatively high yielding fixed income securities, including an overweight to investment grade credit, closed the performance gap versus the benchmark.

An out-of-benchmark allocation to high yield corporate bonds contributed to relative returns, as it was one of the better-performing fixed income asset classes. Within high yield, we were primarily focused on higher-quality issues, specifically BB-rated securities, with an emphasis on industrials. This included Avient Corp., a chemical company; Southwestern Energy Co., an independent crude oil and natural gas exploration and production company; and media company AMC Networks Inc., which broadcasts and distributes content through online streaming and mobile platforms. All three Series holdings contributed to performance, and the Series continues to own them.

The Series also benefited from holding AAA-rated collateralized loan obligations (CLOs), which performed favorably during 2021. We continue to view these securities as attractive and, accordingly, we have made little change to the Series’ CLO allocation going into 2022.

An overweight to investment grade credit along with beneficial security selection, particularly among BBB-rated issuers, played a favorable role. Individual contributors included Avolon Holdings Funding Ltd.; a commercial-jet leasing company based in Ireland that has performed well despite the challenges that the airline industry had during the early part of the COVID-19 pandemic. Delta Air Lines Inc. also contributed to performance. The Series continues to own both.

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

An overweight combined with good security selection in emerging markets debt produced beneficial results. These out-of-benchmark investments included First Quantum Minerals Ltd., a metals and mining firm that mines copper and gold, and we maintain the Series’ position.

There were few detractors of any significance at the sector level. The Series’ underweight to non-corporate issuers mildly detracted from relative performance.

Among individual securities, Mondelez International Inc., a manufacturer of snack foods, detracted slightly from performance. We maintain the holding, however. Otis Worldwide Corp., the elevator manufacturer, also detracted slightly, and we exited the Series’ position. Industrial conglomerate Teledyne Technologies Inc. and AbbVie Inc., a biopharmaceutical firm, also modestly detracted from performance. We continue to own both in the Series.

As we enter 2022, there is growing uncertainty about what the next few months and full year may look like for monetary and fiscal policy.

We believe that fundamentals continue to support credit. The incremental yield advantage the asset class offers over lower-risk assets remains important, as the additional income continues to be critical. US-dollar assets remain attractive to foreign investors. Accordingly, we continue to maintain the Series’ overweight to credit entering the new fiscal year.

With that fundamental backdrop remaining strong, we believe the Series’ small allocation to high yield bonds should remain helpful in taking advantage of those incremental yield opportunities. Our primary focus in high yield continues to be BB-rated issues (relatively good quality within high yield), particularly in industrials companies.

In our view, further flattening of the US yield curve, particularly on the front end, could be a risk along with possible Fed policy mistakes. One could argue that a policy mistake already occurred when the Fed delayed action on historically high inflation. At a time when the central bank is pulling back quantitative easing and considering raising interest rates, investors will be focused on how effectively the Fed addresses inflation throughout the year.

With credit spreads starting 2022 wider than long-term historical averages, we don’t anticipate meaningful price appreciation. We also don’t foresee material spread widening in the first few months of the year. However, as the year progresses and the Fed embarks on a rate hiking cycle, we would anticipate a possible rise in market volatility.

Finally, geopolitical tensions have risen lately, as highlighted by increased uncertainty regarding Russia-Ukraine and the ongoing China-US rivalry as China looks to extend its influence around the world. More broadly, we believe the global rise of autocrats is worth monitoring, particularly at a time when the US, the largest democracy in the world, deals with its own challenges on the political home front.

With all these factors at play, we think market volatility is likely to increase in the coming months. However, with fundamentals relatively strong, we will continue to source income from spread products while keeping one eye on the Fed and the impacts that its policy responses may have on markets, and we will adjust our thinking accordingly.

The Series made minimal use of derivatives during the fiscal year. These were limited to interest rate futures used primarily for risk management purposes and foreign exchange (FX) forwards to hedge the US dollar value of securities denominated in foreign currencies. Overall, these derivatives had a negative effect that was not material to the Series’ performance.

2    Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2021
	1 year	3 year	5 year	Lifetime
Standard Class shares (commenced operations on July 1, 2014)	-0.68%	+2.38%	+1.63%	+0.75%
Bloomberg 1-3 Year US Government/Credit Index	-0.47%	+2.28%	+1.85%	+1.52%*

*	The benchmark lifetime return is calculated using the month end prior to the Series’ Standard Class inception date.

Returns reflect the reinvestment of all distributions. Please see page 5 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.53%, while total operating expenses for Standard Class shares were 1.03%. The management fee for Standard Class shares was 0.50%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.53% of the Series’ average daily net assets from April 30, 2021 through December 31, 2021.** From January 1, 2021 through April 29, 2021, DMC contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expense to 0.75% of the Series’ average daily net assets. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on page 5.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate. Interest payments on inflation-indexed debt securities will vary as the principal and/or interest is adjusted for inflation.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

If and when the Series invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

During periods of falling interest rates, an issuer of a callable bond held by the Series may call, or repay, the security before its stated maturity. The Series would then lose any price appreciation above the bond’s call price and the Series may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Series’ income.

The market values of bonds and other debt securities are affected by changes in interest rates. In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases. Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates. The yields received by the Fund on its investments will generally decline as interest rates decline.

Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used.

The Series may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions. To the extent the Series invests significantly in the financials sector, the value of the Series’ shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital, changes in interest rates, the rate of corporate and consumer debt defaults, credit ratings and quality, market liquidity, extensive government regulation, and price competition.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.
____________________

**	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 30, 2022.

4

Performance of a $10,000 investment

For period beginning July 1, 2014 (Series’ inception date) through December 31, 2021

For period beginning July 1, 2014 (Series’ inception date) through December 31, 2021	Starting value	Ending value
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$11,218
Delaware VIP Limited Duration Bond Series — Standard Class shares	$10,000	$10,573

The graph shows a $10,000 investment in Delaware VIP Limited Duration Bond Series Standard Class shares for the period from July 1, 2014 through December 31, 2021.

The graph also shows $10,000 invested in the Bloomberg 1-3 Year US Government/Credit Index for the period from July 1, 2014 through December 31, 2021.

The Bloomberg 1-3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Gross domestic product, mentioned on page 1, is a measure of all goods and services produced by a nation in a year. It is a measure of economic activity.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

5

Disclosure of Series expenses
For the six-month period from July 1, 2021 to December 31, 2021 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2021 to December 31, 2021.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/21 to
	7/1/21	12/31/21	Ratio	12/31/21*
Actual Series return†
Standard Class	$1,000.00	$994.70	0.52%	$2.61
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,022.58	0.52%	$2.65

*“	Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

6

Security type / sector allocation
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

As of December 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Agency Collateralized Mortgage Obligations	1.94%
Agency Mortgage-Backed Securities	6.09%
Collateralized Debt Obligations	7.32%
Corporate Bonds	54.46%
Banking	13.74%
Basic Industry	1.54%
Brokerage	0.54%
Capital Goods	3.42%
Communications	3.18%
Consumer Cyclical	3.13%
Consumer Non-Cyclical	4.06%
Electric	5.46%
Energy	5.05%
Finance Companies	3.51%
Insurance	4.73%
Technology	4.55%
Transportation	1.55%
Non-Agency Asset-Backed Securities	6.58%
US Treasury Obligations	19.77%
Short-Term Investments	3.53%
Total Value of Securities	99.69%
Receivables and Other Assets Net of
Liabilities	0.31%
Total Net Assets	100.00%

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

December 31, 2021

	Principal
	amount°	Value (US $)
Agency Collateralized Mortgage Obligations – 1.94%
Freddie Mac REMICs
Series 5092 WG 1.00%
4/25/31	312,315	$308,886
Freddie Mac Structured Agency
Credit Risk REMIC Trust
Series 2021-DNA1 M1 144A
0.70% (SOFR + 0.65%)
1/25/51 #, ●	29,216	29,207
Series 2021-HQA1 M1 144A
0.75% (SOFR + 0.70%)
8/25/33 #, ●	51,290	51,260
Series 2021-HQA2 M1 144A
0.75% (SOFR + 0.70%)
12/25/33 #, ●	100,000	99,909
Total Agency Collateralized Mortgage
Obligations
(cost $494,675)		489,262

Agency Mortgage-Backed Securities – 6.09%
Fannie Mae S.F. 15 yr
2.50% 8/1/35	76,383	78,989
2.50% 11/1/35	192,606	199,564
Fannie Mae S.F. 30 yr
4.50% 1/1/43	145,270	158,381
4.50% 2/1/44	103,199	114,423
4.50% 4/1/44	116,283	129,096
4.50% 11/1/44	147,488	163,793
5.00% 7/1/47	346,871	392,803
5.00% 5/1/48	155,592	170,823
Freddie Mac S.F. 30 yr
5.00% 8/1/48	118,853	130,047
Total Agency Mortgage-Backed Securities
(cost $1,536,948)		1,537,919

Collateralized Debt Obligations – 7.32%
BlueMountain CLO XXX
Series 2020-30A A 144A
1.514% (LIBOR03M +
1.39%, Floor 1.39%)
1/15/33 #, ●	250,000	250,616
Canyon Capital CLO
Series 2019-2A AR 144A
1.304% (LIBOR03M +
1.18%, Floor 1.18%)
10/15/34 #, ●	250,000	249,937
Cedar Funding IX CLO
Series 2018-9A A1 144A
1.112% (LIBOR03M +
0.98%, Floor 0.98%)
4/20/31 #, ●	250,000	249,544
CIFC Funding
Series 2013-4A A1RR 144A
1.195% (LIBOR03M +
1.06%, Floor 1.06%)
4/27/31 #, ●	250,000	250,210
Dryden 83 CLO
Series 2020-83A A 144A
1.342% (LIBOR03M +
1.22%, Floor 1.22%)
1/18/32 #, ●	250,000	249,937
KKR CLO 32
Series 32A A1 144A 1.444%
(LIBOR03M + 1.32%, Floor
1.32%) 1/15/32 #, ●	100,000	100,271
LCM XVIII
Series 18A A1R 144A 1.152%
(LIBOR03M + 1.02%)
4/20/31 #, ●	250,000	249,672
Octagon Investment Partners 33
Series 2017-1A A1 144A
1.322% (LIBOR03M +
1.19%) 1/20/31 #, ●	250,000	249,871
Total Collateralized Debt Obligations
(cost $1,841,798)		1,850,058

Corporate Bonds – 54.46%
Banking – 13.74%
Ally Financial 5.75% 11/20/25	118,000	133,205
Bank of America
3.458% 3/15/25 µ	80,000	83,707
4.10% 7/24/23	130,000	136,705
BBVA Bancomer 144A 1.875%
9/18/25 #	200,000	198,511
Citigroup
1.281% 11/3/25 µ	25,000	24,948
1.678% 5/15/24 µ	270,000	273,081
Citizens Bank 0.876%
(LIBOR03M + 0.72%)
2/14/22 ●	250,000	250,033
Deutsche Bank 0.898% 5/28/24	150,000	148,759
Fifth Third Bancorp
2.375% 1/28/25	35,000	35,957
3.65% 1/25/24	35,000	36,683
Goldman Sachs Group
0.86% (SOFR + 0.81%)
3/9/27 ●	270,000	271,648
0.925% 10/21/24 µ	175,000	174,317
1.542% 9/10/27 µ	20,000	19,606

8

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
JPMorgan Chase & Co.
0.63% (SOFR + 0.58%)
3/16/24 ●	90,000	$90,198
2.545% 11/8/32 µ	20,000	20,135
4.023% 12/5/24 µ	330,000	348,094
4.60% 2/1/25 µ, ψ	20,000	20,550
Morgan Stanley
0.731% 4/5/24 µ	135,000	134,617
1.164% 10/21/25 µ	75,000	74,454
2.75% 5/19/22	25,000	25,226
3.737% 4/24/24 µ	25,000	25,871
Nordea Bank 144A 0.625%
5/24/24 #	200,000	197,656
PNC Bank 3.875% 4/10/25	250,000	268,626
State Street 1.684% 11/18/27 µ	55,000	55,103
Toronto-Dominion Bank 0.405%
(SOFR + 0.355%) 3/4/24 ●	120,000	120,136
Truist Bank 2.636% 9/17/29 µ	215,000	221,142
US Bancorp
3.375% 2/5/24	55,000	57,681
3.70% 1/15/27 µ, ψ	25,000	25,058
		3,471,707
Basic Industry – 1.54%
Artera Services 144A 9.033%
12/4/25#	35,000	37,067
Avient 144A 5.75% 5/15/25 #	139,000	145,063
First Quantum Minerals 144A
7.50% 4/1/25 #	200,000	205,995
		388,125
Brokerage – 0.54%
Charles Schwab 4.00%
6/1/26µ, ψ	30,000	30,638
SURA Asset Management 144A
4.875% 4/17/24 #	100,000	105,553
		136,191
Capital Goods – 3.42%
Carlisle 0.55% 9/1/23	70,000	69,399
Mauser Packaging Solutions
Holding 144A 5.50%
4/15/24 #	153,000	154,602
Roper Technologies 2.35%
9/15/24	145,000	148,758
Spirit AeroSystems 144A 5.50%
1/15/25 #	50,000	51,863
Teledyne Technologies 0.95%
4/1/24	280,000	277,305
TransDigm
144A 6.25% 3/15/26 #	25,000	26,016
144A 8.00% 12/15/25 #	51,000	53,868
Welbilt 9.50% 2/15/24	28,000	28,314
WESCO Distribution 144A
7.125% 6/15/25 #	51,000	54,125
		864,250
Communications – 3.18%
AMC Networks 5.00% 4/1/24	30,000	30,257
Fox
3.666% 1/25/22	160,000	160,318
4.03% 1/25/24	100,000	105,659
NBN 144A 0.875% 10/8/24 #	200,000	197,317
T-Mobile USA 3.50% 4/15/25	105,000	111,321
Verizon Communications 0.75%
3/22/24	200,000	199,280
		804,152
Consumer Cyclical – 3.13%
BMW US Capital 144A 0.75%
8/12/24 #	90,000	89,053
Boyd Gaming 144A 8.625%
6/1/25 #	26,000	27,891
Carnival 144A 7.625% 3/1/26 #	51,000	53,527
General Motors Financial
0.81% (SOFR + 0.76%)
3/8/24 ●	260,000	261,232
3.45% 4/10/22	50,000	50,154
4.15% 6/19/23	30,000	31,211
5.25% 3/1/26	7,000	7,857
IRB Holding 144A 7.00%
6/15/25 #	8,000	8,472
Prime Security Services Borrower
144A 5.25% 4/15/24 #	68,000	72,432
Scientific Games International
144A 5.00% 10/15/25 #	75,000	77,312
Six Flags Entertainment 144A
4.875% 7/31/24 #	70,000	70,780
VF 2.40% 4/23/25	40,000	41,178
		791,099
Consumer Non-Cyclical – 4.06%
AbbVie
2.60% 11/21/24	90,000	93,442
3.75% 11/14/23	165,000	172,821
Bausch Health 144A 6.125%
4/15/25 #	45,000	45,892
Bristol-Myers Squibb 2.90%
7/26/24	83,000	86,903
Conagra Brands 0.50% 8/11/23	65,000	64,466
General Mills 3.70% 10/17/23	80,000	83,744
Gilead Sciences 3.70% 4/1/24	80,000	84,136
Ortho-Clinical Diagnostics 144A
7.375% 6/1/25 #	35,000	36,960
Royalty Pharma 1.20% 9/2/25	140,000	137,173

9

Schedule of investments
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Takeda Pharmaceutical 4.40%
11/26/23	200,000	$211,699
Viatris 1.65% 6/22/25	10,000	9,970
		1,027,206
Electric – 5.46%
AEP Texas 2.40% 10/1/22	140,000	141,706
Avangrid 3.20% 4/15/25	60,000	63,103
CenterPoint Energy
0.70% (SOFR + 0.65%)
5/13/24 ●	285,000	285,121
3.85% 2/1/24	36,000	37,747
Cleveland Electric Illuminating
5.50% 8/15/24	115,000	126,661
Duke Energy 4.875%
9/16/24 µ, ψ	65,000	67,600
Entergy 4.00% 7/15/22	90,000	91,105
Entergy Louisiana 4.05% 9/1/23	10,000	10,405
NRG Energy 144A 3.75%
6/15/24 #	95,000	99,172
Southern California Edison
1.10% 4/1/24	210,000	209,307
Vistra Operations 144A 3.55%
7/15/24 #	105,000	108,192
WEC Energy Group 0.80%
3/15/24	140,000	138,633
		1,378,752
Energy – 5.05%
Apache 4.625% 11/15/25	42,000	45,150
Devon Energy 5.25% 9/15/24	39,000	42,218
Enbridge
0.45% (SOFR + 0.40%)
2/17/23 ●	85,000	85,026
0.55% 10/4/23	115,000	114,157
Exxon Mobil 2.019% 8/16/24	130,000	133,275
MPLX 4.875% 12/1/24	135,000	146,626
Murphy Oil 5.75% 8/15/25	57,000	58,646
NuStar Logistics 5.75% 10/1/25	73,000	78,630
Occidental Petroleum 5.50%
12/1/25	58,000	64,402
ONEOK 7.50% 9/1/23	115,000	125,071
Pioneer Natural Resources
0.55% 5/15/23	100,000	99,649
Sabine Pass Liquefaction 5.75%
5/15/24	110,000	119,693
Schlumberger Holdings 144A
3.75% 5/1/24 #	145,000	152,201
Southwestern Energy 6.45%
1/23/25	10,000	11,002
		1,275,746
Finance Companies – 3.51%
AerCap Ireland Capital DAC
1.65% 10/29/24	150,000	149,805
3.15% 2/15/24	150,000	154,785
Air Lease
0.80% 8/18/24	105,000	102,915
2.875% 1/15/26	15,000	15,486
3.00% 9/15/23	80,000	82,135
Aviation Capital Group
144A 1.95% 1/30/26 #	40,000	39,055
144A 4.375% 1/30/24 #	10,000	10,494
Avolon Holdings Funding 144A
3.95% 7/1/24 #	120,000	125,812
DAE Sukuk DIFC 144A 3.75%
2/15/26 #	200,000	206,905
		887,392
Insurance – 4.73%
Athene Global Funding 144A
1.00% 4/16/24 #	205,000	203,348
Brighthouse Financial Global
Funding
144A 0.809% (SOFR +
0.76%) 4/12/24 #, ●	85,000	85,460
144A 1.00% 4/12/24 #	85,000	84,315
Equitable Financial Life Global
Funding 144A 0.80%
8/12/24 #	45,000	44,322
Equitable Holdings 3.90%
4/20/23	61,000	63,148
F&G Global Funding 144A
0.90% 9/20/24 #	135,000	133,074
GA Global Funding Trust 144A
1.00% 4/8/24 #	275,000	272,484
Humana 0.65% 8/3/23	205,000	204,008
USI 144A 6.875% 5/1/25 #	103,000	103,885
		1,194,044
Technology – 4.55%
Global Payments
1.50% 11/15/24	75,000	75,057
2.65% 2/15/25	100,000	102,842
International Business Machines
3.00% 5/15/24	100,000	104,517
Microchip Technology
144A 0.983% 9/1/24 #	150,000	147,332
4.333% 6/1/23	55,000	57,347
NXP
144A 2.70% 5/1/25 #	5,000	5,172
144A 4.875% 3/1/24 #	165,000	177,331
PayPal Holdings 1.35% 6/1/23	145,000	146,226
Qorvo 144A 1.75% 12/15/24 #	45,000	45,076

10

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology (continued)
Skyworks Solutions 0.90%
6/1/23	150,000	$149,275
VMware 1.00% 8/15/24	140,000	138,729
		1,148,904

Transportation – 1.55%
Canadian Pacific Railway 1.35%
12/2/24	90,000	90,127
Delta Air Lines
144A 7.00% 5/1/25 #	85,000	97,265
7.375% 1/15/26	24,000	28,280
Spirit Loyalty Cayman 144A
8.00% 9/20/25 #	24,000	26,524
Triton Container International
144A 1.15% 6/7/24 #	140,000	138,080
United Airlines 144A 4.375%
4/15/26 #	10,000	10,440
		390,716
Total Corporate Bonds
(cost $13,652,512)		13,758,284

Non-Agency Asset-Backed Securities – 6.58%
CarMax Auto Owner Trust
Series 2018-2 B 3.37%
10/16/23	150,000	151,640
Hyundai Auto Lease
Securitization Trust
Series 2021-A B 144A 0.61%
10/15/25 #	900,000	895,472
John Deere Owner Trust
Series 2019-A A3
2.91% 7/17/23	38,965	39,178
JPMorgan Chase Bank
Series 2020-2 B 144A 0.84%
2/25/28 #	143,492	143,223
Tesla Auto Lease Trust
Series 2021-A B 144A 1.02%
3/20/25 #	235,000	234,041
Trafigura Securitisation Finance
Series 2021-1A A2 144A
1.08% 1/15/25 #	200,000	197,504
Verizon Owner Trust
Series 2018-A A1A 3.23%
4/20/23	783	785
Total Non-Agency Asset-Backed Securities
(cost $1,668,153)		1,661,843

US Treasury Obligations – 19.77%
US Treasury Notes
0.75% 12/31/23	200,000	200,055
1.00% 12/15/24	4,775,000	4,780,782
1.25% 12/31/26	15,000	14,986
Total US Treasury Obligations
(cost $4,992,522)		4,995,823

	Number of
	shares
Short-Term Investments – 3.53%
Money Market Mutual Funds – 3.53%
BlackRock FedFund –
Institutional Shares (seven-day
effective yield 0.03%)	222,848	222,848
Fidelity Investments Money
Market Government Portfolio
– Class I (seven-day effective
yield 0.01%)	222,848	222,848
GS Financial Square Government
Fund – Institutional Shares
(seven-day effective yield
0.02%)	222,848	222,848
Morgan Stanley Government
Portfolio – Institutional Share
Class (seven-day effective
yield 0.03%)	222,848	222,848
Total Short-Term Investments
(cost $891,392)		891,392
Total Value of
Securities–99.69%
(cost $25,078,000)		$25,184,581

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2021, the aggregate value of Rule 144A securities was $7,726,568, which represents 30.58% of the Series’ net assets. See Note 10 in “Notes to financial statements.”
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

11

Schedule of investments
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.

The following futures contracts were outstanding at December 31, 2021:1

Futures Contracts Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
4	US Treasury 3 yr Notes	$911,438	$912,666	3/31/22	$(1,228)	$375
(5)	US Treasury 5 yr Notes	(604,883)	(602,332)	3/31/22	(2,551)	(352)
Total Futures Contracts			$310,334		$(3,779)	$23

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amount presented above represents the Series’ total exposure in such contracts, whereas only the variation margin is reflected in the Series’ net assets.

[1]	See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
DIFC – Dubai International Financial Centre
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
REMIC – Real Estate Mortgage Investment Conduit
S.F. – SingleFamily
SOFR – Secured Overnight Financing Rate
USD – US Dollar
yr – Year

See accompanying notes, which are an integral part of the financial statements.

12

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

December 31, 2021

Assets:
Investments, at value*	$25,184,581
Cash	5,917
Cash collateral due from brokers	5,281
Foreign currencies, at value∆	232
Dividends and interest receivable	102,197
Receivable for series shares sold	677
Variation margin due from broker on futures contracts	23
Other assets	171
Total Assets	25,299,079
Liabilities:
Pricing fees payable	14,508
Accounting and administration fees payable to non-affiliates	10,572
Audit and tax fees payable	4,950
Other accrued expenses	2,392
Payable for series shares redeemed	1,737
Investment management fees payable to affiliates	1,119
Accounting and administration expenses payable to affiliates	418
Dividend disbursing and transfer agent fees and expenses payable to affiliates	162
Trustees’ fees and expenses payable to affiliates	66
Legal fees payable to affiliates	57
Reports and statements to shareholders expenses payable to affiliates	22
Total Liabilities	36,003
Total Net Assets	$25,263,076

Net Assets Consist of:
Paid-in capital	$27,053,354
Total distributable earnings (loss)	(1,790,278)
Total Net Assets	$25,263,076

Net Asset Value
Standard Class:
Net assets	$25,263,076
Shares of beneficial interest outstanding, unlimited authorization, no par	2,666,518
Net asset value per share	$9.47
____________________
* Investments, at cost	$25,078,000
∆ Foreign currencies, at cost	244

See accompanying notes, which are an integral part of the financial statements.

13

Statement of operations
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

Year ended December 31, 2021

Investment Income:
Interest	$410,594
Dividends	212
410,806

Expenses:
Management fees	136,696
Audit and tax fees	45,746
Accounting and administration expenses	43,404
Reports and statements to shareholders expenses	3,132
Custodian fees	2,685
Dividend disbursing and transfer agent fees and expenses	2,378
Legal fees	1,718
Trustees’ fees and expenses	935
Registration fees	101
Other	21,612
258,407
Less expenses waived	(93,033)
Total operating expenses	165,374
Net Investment Income	245,432
Net Realized and Unrealized Gain:
Net realized gain on:
Investments	53,746
Foreign currencies	6,463
Foreign currency exchange contracts	1,256
Futures contracts	4,305
Net realized gain	65,770
Net change in unrealized appreciation (depreciation) of:
Investments	(483,175)
Foreign currencies	(12)
Foreign currency exchange contracts	4,510
Futures contracts	(3,779)
Net change in unrealized appreciation (depreciation)	(482,456)
Net Realized and Unrealized Loss	(416,686)
Net Decrease in Net Assets Resulting from Operations	$(171,254)

See accompanying notes, which are an integral part of the financial statements.

14

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

	Year ended
	12/31/21	12/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$245,432	$375,843
Net realized gain	65,770	282,329
Net change in unrealized appreciation (depreciation)	(482,456)	460,824
Net increase (decrease) in net assets resulting from operations	(171,254)	1,118,996

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(589,680)	(841,238)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	1,605,912	3,522,260

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	589,680	841,238
	2,195,592	4,363,498
Cost of shares redeemed:
Standard Class	(5,107,563)	(7,417,491)
Decrease in net assets derived from capital share transactions	(2,911,971)	(3,053,993)
Net Decrease in Net Assets	(3,672,905)	(2,776,235)

Net Assets:
Beginning of year	28,935,981	31,712,216
End of year	$25,263,076	$28,935,981

See accompanying notes, which are an integral part of the financial statements.

15

Financial highlights
Delaware VIP® Limited Duration Bond Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/21	12/31/20	12/31/19[1]	12/31/18	12/31/17
Net asset value, beginning of period	$9.74	$9.66	$9.34	$9.61	$9.66
Income (loss) from investment operations
Net investment income[2]	0.09	0.12	0.21	0.05	0.10
Net realized and unrealized gain (loss)	(0.15)	0.24	0.17	(0.07)	0.02
Total from investment operations	(0.06)	0.36	0.38	(0.02)	0.12

Less dividends and distributions from:
Net investment income	(0.21)	(0.28)	(0.06)	(0.25)	(0.17)
Total dividends and distributions	(0.21)	(0.28)	(0.06)	(0.25)	(0.17)

Net asset value, end of period	$9.47	$9.74	$9.66	$9.34	$9.61
Total return[3]	(0.68% )	3.79%	4.09%	(0.22% )	1.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$25,263	$28,936	$31,712	$33,522	$7,220
Ratio of expenses to average net assets[4]	0.60%	0.75%	0.86%	1.15%	1.01%
Ratio of expenses to average net assets prior to fees waived[4]	0.94%	1.03%	1.10%	1.30%	1.16%
Ratio of net investment income to average net assets	0.90%	1.25%	2.15%	0.49%	1.09%
Ratio of net investment income to average net assets prior to
fees waived	0.56%	0.97%	1.91%	0.34%	0.94%
Portfolio turnover	252%	126%	108%	268%	82%

[1]	On October 4, 2019, the First Investors Life Series Limited Duration Bond Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Limited Duration Bond Fund shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

16

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

December 31, 2021

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Limited Duration Bond Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Limited Duration Bond Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2021, and for all open tax years (years ended December 31, 2018–December 31, 2020), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2021, the Series did not incur any interest or tax penalties.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign

(continues)                    17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

1. Significant Accounting Policies (continued)

exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended December 31, 2021.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2021, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.53% of the Series’ average daily net assets from April 30, 2021 through December 31, 2021.* From January 1, 2021 through April 29, 2021, DMC contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expense to 0.75% of the Series’ average daily net assets. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

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Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2021, the Series was charged $4,952 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2021, the Series was charged $2,050 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2021, the Series was charged $1,160 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and Delaware Distributors, L.P. are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 30, 2022.

3. Investments

For the year ended December 31, 2021, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$9,809,892
Purchases of US government securities	57,335,261
Sales other than US government securities	10,185,835
Sales of US government securities	59,622,439

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments and derivatives	$25,230,935
Aggregate unrealized appreciation of investments and derivatives	$119,203
Aggregate unrealized depreciation of investments and derivatives	(169,336)
Net unrealized depreciation of investments and derivatives	$(50,133)

(continues)                    19

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

3. Investments (continued)

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$489,262	$489,262
Agency Mortgage-Backed Securities	—	1,537,919	1,537,919
Collateralized Debt Obligations	—	1,850,058	1,850,058
Corporate Bonds	—	13,758,284	13,758,284
Non-Agency Asset-Backed Securities	—	1,661,843	1,661,843
US Treasury Obligations	—	4,995,823	4,995,823
Short-Term Investments	891,392	—	891,392
Total Value of Securities	$891,392	$24,293,189	$25,184,581

Derivatives[1]
Liabilities:
Futures Contracts	$(3,779)	$—	$(3,779)

[1]	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended December 31, 2021, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

20

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Series’ net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Series’ net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:

	Year ended
	12/31/21	12/31/20
Ordinary income	$589,680	$841,238

5. Components of Net Assets on a Tax Basis

As of December 31, 2021, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$27,053,354
Undistributed ordinary income	457,100
Capital loss carryforwards*	(2,197,245)
Unrealized appreciation (depreciation) of investments, foreign
currencies, and derivatives	(50,133)
Net assets	$25,263,076

*	A portion of the Series capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts and market premium and discount on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2021, the Series had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At December 31, 2021, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$1,164,247	$1,032,998	$2,197,245

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/21	12/31/20
Shares sold:
Standard Class	166,715	364,350
Shares issued upon reinvestment of dividends and distributions:
Standard Class	62,006	88,551
	228,721	452,901
Shares redeemed:
Standard Class	(532,712)	(766,105)
Net decrease	(303,991)	(313,204)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% with the addition of an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 1, 2021.

On November 1, 2021, the Series, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described above and operates in substantially the same manner as the original Agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 31, 2022.

The Series had no amounts outstanding as of December 31, 2021, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are

22

unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty. No foreign currency exchange contracts and foreign cross currency exchange contracts were outstanding at December 31, 2021.

During the year ended December 31, 2021, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.

During the year ended December 31, 2021, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of assets and liabilities” and “Statement of operations.”

Futures Contracts

A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2021, the Series posted $5,281 in cash as collateral for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities”.

During the year ended December 31, 2021, the Series entered into futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

The effect of derivative instruments on the “Statement of operations” for the year ended December 31, 2021 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures
	Contracts	Contracts	Total
Currency
contracts	$1,256	$—	$1,256
Interest rate
contracts	—	4,305	4,305
Total	$1,256	$4,305	$5,561

(continues)                    23

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

8. Derivatives (continued)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency
	Exchange	Futures
	Contracts	Contracts	Total
Currency
contracts	$4,510	$—	$4,510
Interest rate
contracts	—	(3,779)	(3,779)
Total	$4,510	$(3,779)	$731

The table below summarizes the average balance of derivative holdings by the Series during the year ended December 31, 2021:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$—	$26,137
Futures contracts (average notional value)	216,967	430,277

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the

24

earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2021, the Series had no securities out on loan.

10. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs ) could have adverse impacts on financial instruments that reference LIBOR (or corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate

(continues)                    25

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

10. Credit and Market Risk (continued)

market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in the Series’ financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Limited Duration Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Limited Duration Bond Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Limited Duration Bond Fund (subsequent to reorganization, known as Delaware VIP Limited Duration Bond Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Series information (Unaudited)
Delaware VIP® Limited Duration Bond Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2021, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%
____________________

(A)	is based on a percentage of the Series’ total distributions.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Limited Duration Bond Series at a meeting held August 10-12, 2021

At a meeting held on August 10-12, 2021 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Limited Duration Bond Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), and the Sub-Advisory Agreements with Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Global Limited (“MIMGL”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Asset Management”) and the Sub-Advisers, as applicable concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2021, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds by Macquarie® (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of each Sub-Adviser’s personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of each Sub-Adviser and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by each Sub-Adviser.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2020. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all short-intermediate investment-grade debt funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year, 5-year, and since inception periods was in the fourth quartile of its Performance Universe. The Board observed that the Series’ performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the performance attribution included in the meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2022 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Other Series information (Unaudited)
Delaware VIP® Limited Duration Bond Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Limited Duration Bond Series at a meeting held August 10-12, 2021 (continued)

Management profitability. Trustees were also given available information on profits being realized by each Sub-Adviser in relation to the services being provided to the Series and in relation to each Sub-Advisers overall investment advisory business but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by each Sub-Adviser in connection with its relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2021, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	148	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	148	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	148	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	148	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	148	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

H. Jeffrey Dobbs[3]	Trustee	Since December 2021	Global Sector Chairman,	148	Director, Valparaiso
610 Market Street			Industrial Manufacturing,		University
Philadelphia, PA			KPMG LLP		(2012–Present)
19106-2354			(2010-2015)		Director, TechAccel LLC
May 1955					(2015–Present)(Tech
R&D)
Board Member, Kansas
City Repertory Theatre
(2015–Present)
Board Member, Patients
Voices, Inc. (healthcare)
(2018–Present)
Kansas City Campus for
Animal Care
(2018–Present)
Director, National
Association of
Manufacturers
(2010–2015)
Director, The Children’s
Center
(2003–2015)
Director, Metropolitan
Affairs Coalition
(2003–2015)
Director, Michigan
Roundtable for Diversity
and Inclusion
(2003–2015)
Trustee, Ivy Funds
Complex
(2019–2021)

John A. Fry	Trustee	Since January 2001	Drexel University	148	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College		Governance Committee
19106-2354			(July 2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director, Audit and
Compensation Committee
Member — vTv
Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph Harroz, Jr.[3]	Trustee	Since December 2021	President (2020–Present), Interim President	148	Director, OU Medicine, Inc.
610 Market Street			(2019–2020), Vice President (2010–2019) and		(2020–Present)
Philadelphia, PA			Dean (2010–2019), College of Law, University		Director and Shareholder,
19106-2354			of Oklahoma; Managing Member, Harroz		Valliance Bank
January 1967			Investments, LLC, (commercial enterprises)		(2007–Present)
			(1998–2019); Managing Member, St. Clair, LLC		Director, Foundation
			(commercial enterprises) (2019–Present)		Healthcare (formerly
Graymark HealthCare)
(2008–2017)
Trustee, the Mewbourne
Family Support
Organization
(2006–Present)(non-
profit) Independent
Director, LSQ Manager,
Inc. (real estate)
(2007–2016)
Director, Oklahoma
Foundation for Excellence
(non-profit)
(2008–Present)
Trustee, Ivy Funds
Complex
(1998–2021)

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Hall Family
610 Market Street			Hospitals and Clinics		Foundation
Philadelphia, PA			(2016–2019);		(1993–Present)
19106-2354			CFO, Children’s Mercy Hospitals and Clinics		Director, Westar Energy
September 1957			(2005–2016)		(utility) (2004–2018)
Trustee, Nelson-Atkins
Museum of Art (non-
profit) (2021–Present)
(2007–2020)
Director, Turn the Page KC
(non-profit) (2012–2016)
Director, Kansas
Metropolitan Business and
Healthcare Coalition (non-
profit) (2017–2019)
Director, National
Association of Corporate
Directors (non-profit)
National Board (2022–
Present); Regional Board
(2017–2021)
Director, American Shared
Hospital Services (medical
device) (2017–2021)
Director, Evergy, Inc.,
Kansas City Power & Light
Company, KCP&L Greater
Missouri Operations
Company, Westar Energy,
Inc. and Kansas Gas and
Electric Company (related
utility companies) (2018–
Present)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Stowers
(continued)			Hospitals and Clinics		(research) (2018)
610 Market Street			(2016–2019);		Co-Chair, Women
Philadelphia, PA			CFO, Children’s Mercy Hospitals and Clinics		Corporate Directors
19106-2354			(2005–2016)		(director education)
September 1957					(2018–2020)
Trustee, Ivy Funds
Complex
(2019-2021)
Director, Brixmor Property
Group Inc.
(2021–Present)
Director, Sera
Prognostics Inc.
(biotechnology)
(2021–Present)
Director, Recology
(resource recovery)
(2021–Present)

Frances A.	Trustee	Since September 2011	Private Investor	148	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean (August 2011–		and Compensation
			March 2012) and Interim Dean		Committee Member —
			(January 2011–July 2011) — University of		Callon Petroleum
			Miami School of Business Administration		Company
			President — U.S. Trust, Bank of America		(December 2019–Present)
			Private Wealth Management (Private Banking)		Director — New Senior
			(July 2007-December 2008)		Investment Group Inc.
(January 2021–September
2021)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC Financial Services	148	Director — HSBC North
610 Market Street			Group		America Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

34

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	148	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member —
The Merger Fund
(2013–October 2021),
The Merger Fund VL
(2013–October 2021);
WCM Alternatives: Event-
Driven Fund (2013–
October 2021), and WCM
Alternatives: Credit Event
Fund (December 2017–
October 2021)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	148	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	148	None[4]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Senior Vice President and	Senior Vice President and	Daniel V. Geatens has served in various	148	None[4]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	148	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

35

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
[4]	David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

36

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2013686)
AR-VIPLDB-222

Delaware VIP® Trust

Delaware VIP Opportunity Series

December 31, 2021

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Opportunity Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2022 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Opportunity Series

January 11, 2022 (Unaudited)

The investment objective of the Series is to seek long-term capital growth.

For the fiscal year ended December 31, 2021, Delaware VIP Opportunity Series (the “Series”) Standard Class shares gained 23.13% (Standard Class shares with distributions reinvested). For the same period, the Series’ benchmark, the Russell 2500™ Index, gained 18.18%.

For the fiscal year ended December 31, 2021, mid-cap stocks outperformed small-cap stocks. The smaller-cap Russell 2000® Index gained 14.82% for the year while the Russell Midcap® Index gained 22.58%. Value companies outperformed growth companies during the year as the Russell 2500™ Value Index appreciated 27.78% versus a 5.04% gain for the Russell 2500™ Growth Index. Sector-level performance within the Russell 2500 Index was mostly positive with only one sector, healthcare, declining and 15 advancing. Companies in the technology, utilities, and consumer staples sectors were relative laggards for the year. The strongest performing sectors in the benchmark were energy, transportation, and real estate investment trusts (REITs).

Strong stock selection in the capital goods sector contributed to outperformance for the year as the Series’ positions in the engineering and construction, industrial tools and parts, and heavy machinery industries outperformed. Strong stock selection and a relative overweight allocation contributed to performance in the healthcare sector. The Series’ holdings in the medical products, specialty pharmaceutical, and healthcare services industries outperformed. Strong stock selection and a relative underweight allocation also contributed to performance in the technology sector as the Series’ holdings in the systems, semiconductors, and software industries outperformed.

On a relative basis, stock selection contributed to performance in 13 of 16 sectors over the year, while three sectors detracted from performance. The Series’ holdings in the consumer services sector declined on average for the year while those in the benchmark advanced. This detracted from performance. Although the Series’ positions in the basic materials and finance sectors advanced on average for the year, these positions lagged on a relative basis, which detracted from performance.

The Series’ position in sporting goods and apparel retailer Dick’s Sporting Goods Inc. contributed to outperformance for the year as its share price appreciated more than its competitors in the specialty retail industry in the benchmark. Dick’s reported multiple quarters of better-than-consensus earnings and revenues. Management also increased the company’s dividend and increased its planned share repurchase program. We maintained the Series’ position in Dick’s because we view its shares as undervalued, and we believe consumer demand trends will remain favorable.

Speciality contractor Quanta Services Inc. was a leading contributor for the year as the company reached record revenues; adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA), and earnings per share. We believe the company offers attractive opportunities for investors to gain exposure to long-term secular growth trends, including the modernization and hardening of America’s aging utility infrastructure, the nationwide buildout of 5G telecommunications, and renewable energy infrastructure, all of which we expect should drive growth over the long term.

Among the Series’ biotechnology companies that underperformed during the year were Amicus Therapeutics Inc. and Ultragenyx Pharmaceutical Inc. Amicus is focused on discovering, developing, and delivering novel high-quality medicines for people living with rare metabolic diseases. In February, Amicus announced topline results for its Phase 3 PROPEL pivotal trial for the treatment of Pompe disease. This disease, characterized by severe muscle weakness that worsens over time, can be debilitating. When the trial did not achieve superiority on its primary endpoint, the shares sold off. We felt the reaction was overdone, given that Amicus has an approved, revenue-generating therapy and a strong balance sheet. We added to the Series’ position in Amicus during the year and continue to hold it in the Series.

Ultragenyx Pharmaceutical is a biopharmaceutical company that identifies, acquires, develops, and commercializes novel products for the treatment of rare and ultra-rare genetic diseases. Ultragenyx detracted from performance during the year when investor sentiment weakened following the announcement of a clinical hold on a study it is conducting in the US, Canada, and the UK. This applied only to the US as trials continued in the UK and Canada. The US Food and Drug Administration (FDA) clinical hold was related to dosing protocol. Ultragenyx worked with the FDA and received approval to resume the study in September 2021. Although we trimmed the Series’ position in Ultragenyx during the year, we continue to hold it. In our opinion, Ultragenyx has a healthy cash position and multiple FDA-approved revenue-generating therapies.

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Opportunity Series

The Series ended the year with the largest overweight allocations in the capital goods, consumer discretionary, and finance sectors. The Series ended the year underweight the technology, media, and basic materials sectors. On balance, we believe the market volatility and macroeconomic environment favor active managers that can apply thorough company-level analysis when making investment decisions. We continue to maintain our strategy of investing in companies that, in our view, have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the potential to deliver value to shareholders.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Opportunity Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2021
	1 year	3 year	5 year	Lifetime
Standard Class shares (commenced operations on December 17, 2012)	+23.13%	+21.08%	+12.32%	+12.32%
Russell 2500 Index	+18.18%	+21.91%	+13.75%	+13.82%*

*	The benchmark lifetime return is calculated using the last business day in the month of the Series’ inception date.

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.83%, while total operating expenses for Standard Class shares were 0.97%. The management fee for Standard Class shares was 0.75%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from January 1, 2021 through December 31, 2021.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the “Performance of a $10,000 investment“ graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Opportunity Series

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

____________________

**	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 30, 2022.

Performance of a $10,000 investment

For period beginning December 17, 2012 (Series’ inception date) through December 31, 2021

For period beginning December 17, 2012 (Series’ inception date) through December 31, 2021	Starting value	Ending value
Russell 2500 Index	$10,000	$31,223
Delaware VIP Opportunity Series — Standard Class shares	$10,000	$28,573

The graph shows a $10,000 investment in Delaware VIP Opportunity Series Standard Class shares for the period from December 17, 2012 through December 31, 2021.

The graph also shows $10,000 invested in the Russell 2500 Index for the period from December 17, 2012 through December 31, 2021.

The Russell 2500 Index measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000 Index, mentioned on page 1, measures the performance of the small-cap segment of the US equity universe.

The Russell Midcap Index, mentioned on page 1, measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index.

The Russell 2500 Growth Index, mentioned on page 1, measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Value Index, mentioned on page 1, measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

4

Disclosure of Series expenses
For the six-month period from July 1, 2021 to December 31, 2021 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2021 to December 31, 2021.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/21 to
	7/1/21	12/31/21	Ratio	12/31/21*
Actual Series return†
Standard Class	$1,000.00	$1,058.40	0.83%	$4.31
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.02	0.83%	$4.23

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

5

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP Opportunity Series

As of December 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock	99.37%
Basic Materials	7.45%
Business Services	4.12%
Capital Goods	12.30%
Consumer Discretionary	6.18%
Consumer Services	3.20%
Consumer Staples	3.14%
Credit Cyclicals	3.00%
Energy	3.18%
Financial Services	15.03%
Healthcare	14.10%
Media	1.22%
Real Estate Investment Trusts	7.16%
Technology	14.78%
Transportation	2.01%
Utilities	2.50%
Short-Term Investments	0.69%
Total Value of Securities	100.06%
Liabilities Net of Receivables and Other
Assets	(0.06%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Diamondback Energy	2.47%
ExlService Holdings	1.55%
Quanta Services	1.52%
Huntsman	1.49%
Knight-Swift Transportation Holdings	1.43%
Reliance Steel & Aluminum	1.40%
Five Below	1.24%
Catalent	1.24%
East West Bancorp	1.23%
Dick’s Sporting Goods	1.21%

6

Schedule of investments
Delaware VIP® Trust — Delaware VIP Opportunity Series

December 31, 2021

	Number of
	shares	Value (US $)
Common Stock – 99.37%
Basic Materials – 7.45%
Balchem	2,264	$381,710
Boise Cascade	9,623	685,158
Huntsman	39,270	1,369,738
Kaiser Aluminum	8,479	796,517
Minerals Technologies	13,463	984,818
Reliance Steel & Aluminum	7,941	1,288,189
Westrock	12,850	570,026
Worthington Industries	14,374	785,683
		6,861,839
Business Services – 4.12%
ABM Industries	11,868	484,808
Aramark	23,291	858,273
ASGN †	8,242	1,017,063
Casella Waste Systems Class A †	4,748	405,574
WillScot Mobile Mini Holdings †	25,173	1,028,065
		3,793,783
Capital Goods – 12.30%
Ameresco Class A †	5,563	453,051
Barnes Group	5,002	233,043
BWX Technologies	9,951	476,454
Carlisle	1,975	490,037
Columbus McKinnon	3,124	144,516
ESCO Technologies	3,947	355,190
Federal Signal	8,883	384,989
Gates Industrial †	19,081	303,579
Generac Holdings †	926	325,878
Graco	7,403	596,830
Jacobs Engineering Group	6,227	866,985
Kadant	1,921	442,752
KBR	12,153	578,726
Lincoln Electric Holdings	4,572	637,657
MasTec †	5,911	545,467
Oshkosh	6,362	717,061
Quanta Services	12,216	1,400,687
Regal Rexnord	3,063	521,261
Tetra Tech	3,030	514,494
WESCO International †	3,412	448,985
Woodward	2,946	322,469
Zurn Water Solutions	15,635	569,114
		11,329,225
Consumer Discretionary – 6.18%
American Eagle Outfitters	29,456	745,826
BJ’s Wholesale Club Holdings †	8,279	554,445
Dick’s Sporting Goods	9,684	1,113,563
Five Below †	5,514	1,140,791
Malibu Boats Class A †	12,464	856,651
Sonic Automotive Class A	3,409	168,575
Steven Madden	23,940	1,112,492
		5,692,343
Consumer Services – 3.20%
Allegiant Travel †	3,531	660,438
Brinker International †	9,874	361,290
Chuy’s Holdings †	8,517	256,532
Jack in the Box	5,897	515,870
Texas Roadhouse	6,142	548,358
Wendy’s	25,478	607,650
		2,950,138
Consumer Staples – 3.14%
Casey’s General Stores	4,877	962,476
Helen of Troy †	1,855	453,492
J & J Snack Foods	5,021	793,117
YETI Holdings †	8,234	682,022
		2,891,107
Credit Cyclicals – 3.00%
BorgWarner	14,378	648,016
KB Home	9,346	418,047
La-Z-Boy	9,496	344,800
Taylor Morrison Home †	13,162	460,143
Toll Brothers	12,282	889,094
		2,760,100
Energy – 3.18%
Diamondback Energy	21,097	2,275,311
Patterson-UTI Energy	7,077	59,801
PDC Energy	12,091	589,799
		2,924,911
Financial Services – 15.03%
Axis Capital Holdings	13,247	721,564
Comerica	8,866	771,342
East West Bancorp	14,419	1,134,487
Essent Group	15,688	714,275
First Horizon	44,873	732,776
Hamilton Lane Class A	3,971	411,475
Independent Bank Group	5,563	401,370
Kemper	10,849	637,813
NMI Holdings Class A †	19,013	415,434
Primerica	4,863	745,352
Raymond James Financial	4,721	473,988
Reinsurance Group of America	6,647	727,780
Selective Insurance Group	6,965	570,712
SouthState	8,562	685,902
Sterling Bancorp	26,539	684,441
Stifel Financial	7,791	548,642
Umpqua Holdings	39,673	763,308
Valley National Bancorp	45,933	631,579
Webster Financial	16,577	925,660

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Opportunity Series

	Number of
	shares	Value (US $)
Common Stock (continued)
Financial Services (continued)
Western Alliance Bancorp	7,160	$770,774
WSFS Financial	7,581	379,960
		13,848,634
Healthcare – 14.10%
Agios Pharmaceuticals †	8,870	291,557
Amicus Therapeutics †	29,436	339,986
Biohaven Pharmaceutical
Holding †	5,118	705,312
Bio-Techne	1,889	977,255
Blueprint Medicines †	7,649	819,284
Catalent †	8,898	1,139,211
Encompass Health	10,412	679,487
Exact Sciences †	3,947	307,195
Halozyme Therapeutics †	17,953	721,890
ICON †	2,726	844,242
Insmed †	14,690	400,156
Inspire Medical Systems †	2,734	628,984
Ligand Pharmaceuticals †	4,861	750,830
Natera †	7,240	676,144
NeoGenomics †	8,865	302,474
Neurocrine Biosciences †	7,843	667,988
Quidel †	3,159	426,434
Repligen †	3,357	889,068
Shockwave Medical †	1,980	353,093
Supernus Pharmaceuticals †	14,345	418,300
Ultragenyx Pharmaceutical †	7,699	647,409
		12,986,299
Media – 1.22%
Cinemark Holdings †	18,543	298,913
Interpublic Group of Companies	22,008	824,200
		1,123,113
Real Estate Investment Trusts – 7.16%
American Assets Trust	6,657	249,837
Brixmor Property Group	29,224	742,582
Camden Property Trust	6,054	1,081,729
Cousins Properties	15,978	643,594
DiamondRock Hospitality †	30,766	295,661
First Industrial Realty Trust	11,087	733,959
Kite Realty Group Trust	19,271	419,722
Life Storage	6,056	927,658
LXP Industrial Trust	34,498	538,859
Pebblebrook Hotel Trust	18,783	420,176
Physicians Realty Trust	28,774	541,815
		6,595,592
Technology – 14.78%
Azenta	6,256	645,056
Blackline †	3,200	331,328
Box Class A †	9,809	256,898
Bumble Class A †	72	2,438
Chegg †	6,286	192,980
Consensus Cloud Solutions †	2,045	118,344
ExlService Holdings †	9,903	1,433,657
Guidewire Software †	3,914	444,356
Ichor Holdings †	4,499	207,089
II-VI †	11,427	780,807
LendingTree †	274	33,592
MACOM Technology Solutions
Holdings †	7,629	597,351
MaxLinear †	9,884	745,155
Mimecast †	1,991	158,424
ON Semiconductor †	13,911	944,835
Paycom Software †	504	209,256
PTC †	8,716	1,055,943
Q2 Holdings †	1,615	128,296
Rapid7 †	6,391	752,157
Semtech †	6,555	582,936
Silicon Laboratories †	1,729	356,900
Sprout Social Class A †	3,021	273,974
SS&C Technologies Holdings	5,559	455,727
Tyler Technologies †	396	213,028
Upwork †	4,071	139,065
Varonis Systems †	7,464	364,094
WNS Holdings ADR †	11,726	1,034,468
Yelp †	13,140	476,194
Ziff Davis †	6,137	680,348
		13,614,696
Transportation – 2.01%
Knight-Swift Transportation
Holdings	21,604	1,316,548
Werner Enterprises	11,300	538,558
		1,855,106
Utilities – 2.50%
Black Hills	7,739	546,141
NorthWestern	9,307	531,988
South Jersey Industries	23,119	603,868
Spire	9,488	618,808
		2,300,805
Total Common Stock
(cost $64,699,017)		91,527,691

Short-Term Investments – 0.69%
Money Market Mutual Funds – 0.69%
BlackRock FedFund –
Institutional Shares (seven-day
effective yield 0.03%)	159,036	159,036

8

	Number of
	shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Fidelity Investments Money
Market Government Portfolio
– Class I (seven-day effective
yield 0.01%)	159,038	$159,038
GS Financial Square Government
Fund – Institutional Shares
(seven-day effective yield
0.02%)	159,038	159,038
Morgan Stanley Government
Portfolio – Institutional Share
Class (seven-day effective
yield 0.03%)	159,038	159,038
Total Short-Term Investments
(cost $636,150)		636,150
Total Value of
Securities–100.06%
(cost $65,335,167)		$92,163,841

†	Non-income producing security.

Summary of abbreviations:
ADR – American Depositary Receipt
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

9

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Opportunity Series

December 31, 2021

Assets:
Investments, at value*	$92,163,841
Cash	1,489
Dividends receivable	58,343
Receivable for series shares sold	10,612
Other assets	626
Total Assets	92,234,911
Liabilities:
Investment management fees payable to affiliates	53,284
Payable for series shares redeemed	43,144
Accounting and administration fees payable to non-affiliates	12,042
Audit and tax fees payable	4,500
Other accrued expenses	4,110
Reports and statements to shareholders expenses payable to non-affiliates	3,688
Accounting and administration expenses payable to affiliates	619
Dividend disbursing and transfer agent fees and expenses payable to affiliates	576
Trustees’ fees and expenses payable to affiliates	230
Reports and statements to shareholders expenses payable to affiliates	75
Total Liabilities	122,268
Total Net Assets	$92,112,643

Net Assets Consist of:
Paid-in capital	$59,212,727
Total distributable earnings (loss)	32,899,916
Total Net Assets	$92,112,643

Net Asset Value
Standard Class:
Net assets	$92,112,643
Shares of beneficial interest outstanding, unlimited authorization, no par	4,497,308
Net asset value per share	$20.48
____________________
*Investments, at cost	$65,335,167

See accompanying notes, which are an integral part of the financial statements.

10

Statement of operations
Delaware VIP® Trust — Delaware VIP Opportunity Series

Year ended December 31, 2021

Investment Income:
Dividends	$943,155

Expenses:
Management fees	693,857
Accounting and administration expenses	53,921
Audit and tax fees	31,297
Dividend disbursing and transfer agent fees and expenses	7,979
Custodian fees	6,923
Legal fees	5,888
Trustees’ fees and expenses	3,051
Reports and statements to shareholders expenses	2,742
Registration fees	24
Other	3,838
809,520
Less expenses waived	(42,336)
Total operating expenses	767,184
Net Investment Income	175,971
Net Realized and Unrealized Gain:
Net realized gain on investments	6,000,160
Net change in unrealized appreciation (depreciation) of investments	12,793,310
Net Realized and Unrealized Gain	18,793,470
Net Increase in Net Assets Resulting from Operations	$18,969,441

See accompanying notes, which are an integral part of the financial statements.

11

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Opportunity Series

	Year ended
	12/31/21	12/31/20
Increase in Net Assets from Operations:
Net investment income	$175,971	$1,099,701
Net realized gain	6,000,160	1,404,183
Net change in unrealized appreciation (depreciation)	12,793,310	6,145,419
Net increase in net assets resulting from operations	18,969,441	8,649,303

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(2,573,260)	(12,579,339)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	2,199,697	4,765,458

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,573,260	12,579,339
	4,772,957	17,344,797

Cost of shares redeemed:
Standard Class	(14,732,766)	(10,079,917)
Increase (decrease) in net assets derived from capital share transactions	(9,959,809)	7,264,880
Net Increase in Net Assets	6,436,372	3,334,844

Net Assets:
Beginning of year	85,676,271	82,341,427
End of year	$92,112,643	$85,676,271

See accompanying notes, which are an integral part of the financial statements.

12

Financial highlights
Delaware VIP® Opportunity Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/21	12/31/20	12/31/19[1]	12/31/18	12/31/17
Net asset value, beginning of period	$17.10	$19.50	$15.58	$18.76	$15.87

Income (loss) from investment operations
Net investment income[2]	0.04	0.22	0.11	0.24	0.10
Net realized and unrealized gain (loss)	3.88	0.36	4.49	(3.08)	2.90
Total from investment operations	3.92	0.58	4.60	(2.84)	3.00

Less dividends and distributions from:
Net investment income	(0.23)	(0.12)	(0.23)	(0.10)	(0.11)
Net realized gain	(0.31)	(2.86)	(0.45)	(0.24)	—
Total dividends and distributions	(0.54)	(2.98)	(0.68)	(0.34)	(0.11)

Net asset value, end of period	$20.48	$17.10	$19.50	$15.58	$18.76
Total return[3]	23.13% [4]	10.80% [4]	30.11% [4]	(15.38% )	19.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$92,113	$85,676	$82,342	$64,195	$69,977
Ratio of expenses to average net assets[5]	0.83%	0.83%	0.84%	0.83%	0.84%
Ratio of expenses to average net assets prior to fees waived[5]	0.88%	0.97%	0.89%	0.83%	0.84%
Ratio of net investment income to average net assets	0.19%	1.50%	0.65%	1.34%	0.59%
Ratio of net investment income to average net assets prior to
fees waived	0.14%	1.36%	0.60%	1.34%	0.59%
Portfolio turnover	17%	31%	125% [6]	59%	30%

[1]	On October 4, 2019, the First Investors Life Series Opportunity Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Opportunity Fund shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

13

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Opportunity Series

December 31, 2021

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Opportunity Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Opportunity Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2021, and for all open tax years (years ended December 31, 2018–December 31, 2020), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2021, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such

14

components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended December 31, 2021.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2021, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from January 1, 2021 through December 31, 2021.* These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2021, the Series was charged $7,226 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2021, the Series was charged $6,939 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2021, the Series was charged $3,748 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

(continues)                    15

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Opportunity Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and Delaware Distributors, L.P. are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.
____________________

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 30, 2022.

3. Investments

For the year ended December 31, 2021, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$15,426,943
Sales	27,325,061

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$65,452,892
Aggregate unrealized appreciation of investments	$28,991,388
Aggregate unrealized depreciation of investments	(2,280,439)
Net unrealized appreciation of investments	$26,710,949

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

16

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2021:

Level 1
Securities
Assets:
Common Stock	$91,527,691
Short-Term Investments	636,150
Total Value of Securities	$92,163,841

During the year ended December 31, 2021, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. During the year ended December 31, 2021, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:

	Year ended
	12/31/21	12/31/20
Ordinary income	$2,573,260	$3,177,010
Long-term capital gains	—	9,402,329
Total	$2,573,260	$12,579,339

5. Components of Net Assets on a Tax Basis

As of December 31, 2021, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$59,212,727
Undistributed ordinary income	622,350
Undistributed long-term capital gains	5,566,617
Unrealized appreciation (depreciation) of investments	26,710,949
Net assets	$92,112,643

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2021, the Series had no reclassifications.

(continues)                    17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Opportunity Series

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/21	12/31/20
Shares sold:
Standard Class	113,500	339,961
Shares issued upon reinvestment of dividends and distributions:
Standard Class	133,468	1,114,202
	246,968	1,454,163
Shares redeemed:
Standard Class	(758,921)	(667,790)
Net increase (decrease)	(511,953)	786,373

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% with the addition of an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 1, 2021.

On November 1, 2021, the Series, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described above and operates in substantially the same manner as the original Agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 31, 2022.

The Series had no amounts outstanding as of December 31, 2021, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored

18

enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2021, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2021. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2021, there were no Rule 144A securities held by the Series.

(continues)                    19

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Opportunity Series

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in the Series’ financial statements.

20

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Opportunity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Opportunity Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Opportunity Fund (subsequent to reorganization, known as Delaware VIP Opportunity Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

21

Other Series information (Unaudited)
Delaware VIP® Opportunity Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2021, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%
(B) Qualified Dividends[1]	36.22%
____________________

(A) is based on a percentage of the Series’ total distributions.
(B) is based on the Series’ ordinary income distributions.
[1] Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Opportunity Series at a meeting held August 10-12, 2021

At a meeting held on August 10-12, 2021 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Opportunity Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Asset Management”) and the Sub-Advisers, as applicable concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2021, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds by Macquarie® (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

22

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of each Sub-Adviser’s personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of each Sub-Adviser and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by each Sub-Adviser.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2020. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all mid-cap core funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, and 10-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 5-year period was in the third quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2022 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

23

Other Series information (Unaudited)
Delaware VIP® Opportunity Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Opportunity Series at a meeting held August 10-12, 2021 (continued)

Management profitability. Trustees were also given available information on profits being realized by each Sub-Adviser in relation to the services being provided to the Series and in relation to each Sub-Advisers overall investment advisory business but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by each Sub-Adviser in connection with its relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2021, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

24

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	148	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	148	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	148	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	148	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December

Joseph W. Chow	Trustee	Since January 2013	Private Investor	148	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

25

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

H. Jeffrey Dobbs[3]	Trustee	Since December 2021	Global Sector Chairman,	148	Director, Valparaiso
610 Market Street			Industrial Manufacturing,		University
Philadelphia, PA			KPMG LLP		(2012–Present)
19106-2354			(2010-2015)		Director, TechAccel LLC
May 1955					(2015–Present)(Tech
R&D)
Board Member, Kansas
City Repertory Theatre
(2015–Present)
Board Member, Patients
Voices, Inc. (healthcare)
(2018–Present)
Kansas City Campus for
Animal Care
(2018–Present)
Director, National
Association of
Manufacturers
(2010–2015)
Director, The Children’s
Center
(2003–2015)
Director, Metropolitan
Affairs Coalition
(2003–2015)
Director, Michigan
Roundtable for Diversity
and Inclusion
(2003–2015)
Trustee, Ivy Funds
Complex
(2019–2021)

John A. Fry	Trustee	Since January 2001	Drexel University	148	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College		Governance Committee
19106-2354			(July 2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director, Audit and
Compensation Committee
Member — vTv
Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

26

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph Harroz, Jr.[3]	Trustee	Since December 2021	President (2020–Present), Interim President	148	Director, OU Medicine, Inc.
610 Market Street			(2019–2020), Vice President (2010–2019) and		(2020–Present)
Philadelphia, PA			Dean (2010–2019), College of Law, University		Director and Shareholder,
19106-2354			of Oklahoma; Managing Member, Harroz		Valliance Bank
January 1967			Investments, LLC, (commercial enterprises)		(2007–Present)
			(1998–2019); Managing Member, St. Clair, LLC		Director, Foundation
			(commercial enterprises) (2019–Present)		Healthcare (formerly
Graymark HealthCare)
(2008–2017)
Trustee, the Mewbourne
Family Support
Organization
(2006–Present)(non-
profit) Independent
Director, LSQ Manager,
Inc. (real estate)
(2007–2016)
Director, Oklahoma
Foundation for Excellence
(non-profit)
(2008–Present)
Trustee, Ivy Funds
Complex
(1998–2021)

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Hall Family
610 Market Street			Hospitals and Clinics		Foundation
Philadelphia, PA			(2016–2019)		(1993–Present)
19106-2354			CFO, Children’s Mercy Hospitals and Clinics		Director, Westar Energy
September 1957			(2005–2016)		(utility) (2004–2018)
Trustee, Nelson-Atkins
Museum of Art (non-
profit) (2021–Present)
(2007–2020)
Director, Turn the Page KC
(non-profit) (2012–2016)
Director, Kansas
Metropolitan Business and
Healthcare Coalition (non-
profit) (2017–2019)
Director, National
Association of Corporate
Directors (non-profit)
National Board (2022–
Present); Regional Board
(2017–2021)
Director, American Shared
Hospital Services (medical
device) (2017–2021)
Director, Evergy, Inc.,
Kansas City Power & Light
Company, KCP&L Greater
Missouri Operations
Company, Westar Energy,
Inc. and Kansas Gas and
Electric Company (related
utility companies) (2018–
Present)

27

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Stowers
(continued)			Hospitals and Clinics		(research) (2018)
610 Market Street			(2016–2019);		Co-Chair, Women
Philadelphia, PA			CFO, Children’s Mercy Hospitals and Clinics		Corporate Directors
19106-2354			(2005–2016)		(director education)
September 1957					(2018–2020)
Trustee, Ivy Funds
Complex
(2019-2021)
Director, Brixmor Property
Group Inc.
(2021–Present)
Director, Sera
Prognostics Inc.
(biotechnology)
(2021–Present)
Director, Recology
(resource recovery)
(2021–Present)

Frances A.	Trustee	Since September 2011	Private Investor	148	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean (August 2011–		and Compensation
			March 2012) and Interim Dean		Committee Member —
			(January 2011–July 2011) — University of		Callon Petroleum
			Miami School of Business Administration		Company
			President — U.S. Trust, Bank of America		(December 2019–Present)
			Private Wealth Management (Private Banking)		Director — New Senior
			(July 2007-December 2008)		Investment Group Inc.
(January 2021–September
2021)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC Financial Services	148	Director — HSBC North
610 Market Street			Group		America Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

28

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	148	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member —
The Merger Fund
(2013–October 2021),
The Merger Fund VL
(2013–October 2021);
WCM Alternatives: Event-
Driven Fund (2013–
October 2021), and WCM
Alternatives: Credit Event
Fund (December 2017–
October 2021)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	148	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	148	None[4]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Senior Vice President and	Senior Vice President and	Daniel V. Geatens has served in various	148	None[4]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	148	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

29

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
[4]	David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

30

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2013686)
AR-VIPOP-222

Delaware VIP® Trust

Delaware VIP Special Situations Series

December 31, 2021

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. This material may be used in conjunction with the offering of shares in Delaware VIP® Special Situations Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2022 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Special Situations Series

January 11, 2022 (Unaudited)

The investment objective of the Series is to seek long-term growth of capital.

For the fiscal year ended December 31, 2021, Delaware VIP Special Situations Series (the “Series”) Standard Class shares advanced 34.28%. This figure reflects all dividends reinvested. The Series’ benchmark, the Russell 2000® Value Index, advanced 28.27% for the same period.

During 2021, small-cap value stocks outperformed the returns of small-cap growth stocks and mid- and large-cap stocks. During the fiscal year, investors showed a strong preference for higher-quality companies in more cyclical sectors of the market. As mentioned above, the Series’ benchmark appreciated 28.27% while the Russell 2000® Growth Index appreciated 2.84%. The large-cap Russell 1000® Index gained 26.46% while the Russell Midcap® Index gained 22.58%.

Within the benchmark, each of the sectors generated a positive return for the fiscal year. The energy, transportation, real estate investment trusts (REITs), consumer discretionary, and basic industry sectors in the benchmark generated the strongest returns during the fiscal year, with each advancing more than 30%. The healthcare, utilities, technology, and consumer staples sectors advanced over the fiscal year but were relative laggards. During the fiscal year, higher-quality companies in the benchmark returned more on average than lower-quality companies. Higher-quality companies, particularly those that had higher return on equity (ROE) advanced more on average than lower-quality companies like those with lower ROEs. Additionally, companies in the benchmark with lower price-to-earnings ratios (P/E), which we view as higher quality, returned more on average than companies with higher P/E ratios, which we view as lower quality.

Within the Series, stock selection and sector positioning contributed to relative outperformance during the fiscal year. Stock selection and relative overweight allocations contributed to performance in the financial services, basic industry, and technology sectors. The Series’ holdings in the industrials sector outperformed those in the benchmark, which contributed. The healthcare sector of the benchmark was the weakest-returning sector for the fiscal year and the Series’ underweight positioning contributed on a relative basis. Stock selection detracted in the consumer discretionary, transportation, energy, and consumer staples sectors as the Series’ holdings lagged the stronger returns of those sectors in the benchmark.

Atkore Inc. manufactures electrical raceway and mechanical products that frame and secure a range of structures. Shares of Atkore outperformed its peers in the electrical equipment industry during the Series’ fiscal year when the company achieved record earnings. Atkore benefited from its ability to increase selling prices to offset higher input costs and improve margins. During the fiscal year, Atkore refinanced its debt and repurchased its stock, further strengthening its balance sheet and demonstrating that it is committed to diligence in its approach to capital deployment. We maintained the Series’ position in Atkore as we continue to see value here.

Louisiana-Pacific Corp. is a leader in high-performance building solutions and manufactures engineered wood building products for builders, remodelers, and homeowners. Louisiana-Pacific continues to reduce the cyclicality of its business by strategically converting capacity for oriented strand board (OSB) into higher-margin siding, which is sold under the company’s LP SmartSide brand. Louisiana-Pacific exceeded its three-year transformation targets for growth and efficiency in February – the end of its 2020 fiscal year – one year ahead of schedule. Louisiana-Pacific has returned free cash flow to shareholders through share repurchases and dividends, which were increased during the Series’ fiscal year.

East West Bancorp Inc., headquartered in California, is one of the largest independent banks, operating more than 120 locations in the US and China. The bank reported several quarters of better-than-expected earnings results during the fiscal year. We maintained the Series’ position in East West Bancorp as of the end of the Series’ fiscal year as its loan growth has accelerated and its profitability is strong.

Cable One Inc. is a video, broadband communications, and telephone provider serving residential and business customers in 24 states. With more Americans staying home during the pandemic, Cable One added more broadband subscribers than expected. Shares of Cable One traded down during the Series’ fiscal year when the pace of subscription growth slowed. We maintained the Series’ position in Cable One as its financial results remain strong and it has margin expansion potential, in our opinion.

Avanos Medical Inc. is a medical-device company operating two main divisions: chronic care, which includes respiratory and digestive health products, and pain management, which includes pumps and devices. Avanos Medical detracted over the Series’ fiscal year as its financial results suffered from higher inflationary costs and continued delays and postponements of elective surgical procedures. Avanos Medical’s management team is focused on margin improvements and continues to find ways to increase productivity and lower its cost structure. We maintained the Series’ position in Avanos because its valuation is discounted relative to its industry peers, and it has a strong balance sheet.

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Special Situations Series

Kemper Corp. is a multiline insurance company that offers property and casualty, life, and health insurance products primarily to middle- and low-income consumers. Kemper’s property and casualty business division primarily sells non-standard personal auto and low-premium commercial auto policies. Its life and health division sells term life insurance with low face amounts and supplemental health and accident policies to middle-income customers. During the Series’ fiscal year, shares of Kemper detracted as profitability weakened due to soft pricing during the pandemic lockdowns and higher claims now that the economy is reopening. We maintained the Series’ position in Kemper as it trades at a discount to book value. Additionally, in our opinion, management has taken corrective actions, including rate increases, to position the company for growth.

The Series’ ended the fiscal year with overweights to sectors where we viewed valuations and free cash flow generation as more attractive. Compared to the benchmark, the Series ended the fiscal year overweight the basic industry, technology, financial services, and industrials sectors. The Series ended the fiscal year underweight the healthcare, REITs, utilities, and energy sectors. Sector weightings were comparable to those in the benchmark in the consumer discretionary, consumer staples, and transportation sectors at fiscal year-end.

Our team’s disciplined philosophy remains unchanged. We continue to focus on bottom-up stock selection and specifically on identifying companies that, in our view, trade at attractive valuations, generate strong free cash flow, and have the ability to implement shareholder-friendly policies through share buybacks, dividend increases, and debt reduction.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Special Situations Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2021
	1 year	3 year	5 year	10 year
Standard Class shares (commenced operations on November 9, 1987)	+34.28%	+16.63%	+9.37%	+10.71%
Russell 2000 Value Index	+28.27%	+17.99%	+9.07%	+12.03%

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.80%, while total operating expenses for Standard Class shares were 0.88%. The management fee for Standard Class shares was 0.75%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.80% of the Series’ average daily net assets from January 1, 2021 through December 31, 2021.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Special Situations Series

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.
____________________

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 30, 2022.

Performance of a $10,000 investment

For period beginning December 31, 2011 through December 31, 2021

For period beginning December 31, 2011 through December 31, 2021	Starting value	Ending value
Russell 2000 Value Index	$10,000	$31,141
Delaware VIP Special Situations Series — Standard Class shares	$10,000	$27,659

The graph shows a $10,000 investment in Delaware VIP Special Situations Series Standard Class shares for the period from December 31, 2011 through December 31, 2021.

The graph also shows $10,000 invested in the Russell 2000 Value Index for the period from December 31, 2011 through December 31, 2021.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Growth Index mentioned on page 1 measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Index, mentioned on page 1, measures the performance of the large-cap segment of the US equity universe.

The Russell Midcap Index, mentioned on page 1, measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

4

Disclosure of Series expenses

For the six-month period from July 1, 2021 to December 31, 2021 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2021 to December 31, 2021.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/21 to
	7/1/21	12/31/21	Ratio	12/31/21*
Actual Series return†
Standard Class	$1,000.00	$1,081.50	0.80%	$4.20
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.17	0.80%	$4.08

*“	Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

5

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP Special Situations Series

As of December 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock◆	99.30%
Basic Industry	9.16%
Business Services	2.30%
Capital Spending	10.37%
Consumer Cyclical	3.96%
Consumer Services	7.54%
Consumer Staples	2.99%
Energy	5.54%
Financial Services*	27.89%
Healthcare	4.38%
Real Estate Investment Trusts	8.37%
Technology	11.35%
Transportation	2.53%
Utilities	2.92%
Short-Term Investments	0.60%
Total Value of Securities	99.90%
Receivables and Other Assets Net of
Liabilities	0.10%
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Financial Services sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Financial Services sector consisted of Banks, Diversified Financial Services, Insurance, and Savings & Loans. As of December 31, 2021, such amounts, as a percentage of total net assets were 19.48%, 2.18%, 5.46%, and 0.77%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the Financial Services sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
East West Bancorp	2.88%
Western Alliance Bancorp	2.38%
Louisiana-Pacific	2.30%
MasTec	2.28%
Stifel Financial	2.18%
ITT	1.93%
Hancock Whitney	1.92%
Devon Energy	1.85%
Webster Financial	1.83%
WESCO International	1.78%

6

Schedule of investments
Delaware VIP® Trust — Delaware VIP Special Situations Series

December 31, 2021

	Number of
	shares	Value (US $)
Common Stock – 99.30% ◆
Basic Industry – 9.16%
Arconic †	70,300	$2,320,603
Ashland Global Holdings	16,000	1,722,560
Avient	38,300	2,142,885
Berry Global Group †	60,300	4,448,934
HB Fuller	33,000	2,673,000
Huntsman	82,100	2,863,648
Louisiana-Pacific	76,700	6,009,445
Summit Materials Class A †	43,800	1,758,132
		23,939,207
Business Services – 2.30%
Deluxe	18,200	584,402
PAE †	79,100	785,463
WESCO International †	35,300	4,645,127
		6,014,992
Capital Spending – 10.37%
Altra Industrial Motion	56,700	2,924,019
Atkore †	38,400	4,269,696
H&E Equipment Services	32,200	1,425,494
ITT	49,200	5,027,748
KBR	44,732	2,130,138
MasTec †	64,500	5,952,061
Primoris Services	52,950	1,269,741
Regal Rexnord	12,308	2,094,575
Zurn Water Solutions	54,900	1,998,360
		27,091,832
Consumer Cyclical – 3.96%
Adient †	49,900	2,389,212
Barnes Group	35,100	1,635,309
KB Home	50,100	2,240,973
Leggett & Platt	31,000	1,275,960
Meritage Homes †	23,000	2,807,380
		10,348,834
Consumer Services – 7.54%
Acushnet Holdings	29,000	1,539,320
Cable One	800	1,410,760
Choice Hotels International	10,500	1,637,895
Cracker Barrel Old Country
Store	14,100	1,813,824
Denny’s †	44,800	716,800
Group 1 Automotive	11,900	2,323,118
Nexstar Media Group Class A	10,600	1,600,388
PROG Holdings †	31,200	1,407,432
Steven Madden	36,300	1,686,861
Texas Roadhouse	14,550	1,299,024
UniFirst	11,700	2,461,680
Wolverine World Wide	62,013	1,786,595
		19,683,697
Consumer Staples – 2.99%
J & J Snack Foods	12,100	1,911,316
Performance Food Group †	45,716	2,097,907
Scotts Miracle-Gro	7,200	1,159,200
Spectrum Brands Holdings	25,900	2,634,548
		7,802,971
Energy – 5.54%
CNX Resources †	195,200	2,684,000
Delek US Holdings †	54,400	815,456
Devon Energy	109,973	4,844,311
Dril-Quip †	24,500	482,160
Helix Energy Solutions Group †	151,800	473,616
Magnolia Oil & Gas Class A	140,600	2,653,122
Patterson-UTI Energy	176,900	1,494,805
Renewable Energy Group †	24,375	1,034,475
		14,481,945
Financial Services – 27.89%
American Equity Investment
Life Holding	99,100	3,856,972
Bank of NT Butterfield & Son	42,300	1,612,053
East West Bancorp	95,600	7,521,808
Essent Group	35,600	1,620,868
First Financial Bancorp	97,600	2,379,488
First Interstate BancSystem
Class A	29,900	1,216,033
FNB	308,500	3,742,105
Great Western Bancorp	75,000	2,547,000
Hancock Whitney	100,350	5,019,507
Hanover Insurance Group	23,700	3,106,122
Kemper	24,200	1,422,718
NBT Bancorp	23,600	909,072
Prosperity Bancshares	26,400	1,908,720
S&T Bancorp	32,700	1,030,704
Sandy Spring Bancorp	30,000	1,442,400
Selective Insurance Group	42,300	3,466,062
Sterling Bancorp	78,400	2,021,936
Stewart Information Services	10,000	797,300
Stifel Financial	80,750	5,686,415
Synovus Financial	66,800	3,197,716
Umpqua Holdings	197,200	3,794,128
Valley National Bancorp	257,800	3,544,750
Webster Financial	85,600	4,779,904
Western Alliance Bancorp	57,850	6,227,552
		72,851,333
Healthcare – 4.38%
Avanos Medical †	44,600	1,546,282
Integer Holdings †	26,700	2,285,253
Integra LifeSciences
Holdings †	36,600	2,451,834

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Special Situations Series

	Number of
	shares	Value (US $)
Common Stock (continued)
Healthcare (continued)
NuVasive †	18,500	$970,880
Ortho Clinical
Diagnostics Holdings †	43,900	939,021
Select Medical Holdings	47,900	1,408,260
Service Corp. International	25,850	1,835,092
		11,436,622
Real Estate Investment Trusts – 8.37%
Brandywine Realty Trust	159,600	2,141,832
Broadstone Net Lease	15,605	387,316
Independence Realty Trust	58,300	1,505,889
Kite Realty Group Trust	80,705	1,757,755
Life Storage	20,450	3,132,531
LXP Industrial Trust	176,100	2,750,682
National Health Investors	29,500	1,695,365
Outfront Media	115,100	3,086,982
RPT Realty	101,500	1,358,070
Spirit Realty Capital	59,900	2,886,581
Summit Hotel Properties †	118,800	1,159,488
		21,862,491
Technology – 11.35%
Cirrus Logic †	25,400	2,337,308
Concentrix	11,200	2,000,544
Diodes †	17,500	1,921,675
Flex †	175,009	3,207,915
NCR †	30,441	1,223,728
NetScout Systems †	45,300	1,498,524
ON Semiconductor †	67,234	4,566,533
TD SYNNEX	11,200	1,280,832
Teradyne	20,718	3,388,015
Tower Semiconductor †	81,200	3,222,016
TTM Technologies †	140,700	2,096,430
Viavi Solutions †	119,400	2,103,828
Vishay Intertechnology	36,100	789,507
		29,636,855
Transportation – 2.53%
Kirby †	26,900	1,598,398
Saia †	4,300	1,449,229
SkyWest †	23,750	933,375
Werner Enterprises	55,200	2,630,832
		6,611,834
Utilities – 2.92%
ALLETE	30,300	2,010,405
Black Hills	31,200	2,201,784
South Jersey Industries	61,100	1,595,932
Southwest Gas Holdings	25,800	1,807,290
		7,615,411
Total Common Stock
(cost $183,992,902)		259,378,024

Short-Term Investments – 0.60%
Money Market Mutual Funds – 0.60%
BlackRock FedFund –
Institutional Shares (seven-
day effective yield 0.03%)	394,495	394,495
Fidelity Investments Money
Market Government Portfolio
– Class I (seven-day effective
yield 0.01%)	394,495	394,495
GS Financial Square
Government Fund –
Institutional Shares (seven-
day effective yield 0.02%)	394,495	394,495
Morgan Stanley Government
Portfolio – Institutional
Share Class (seven-day
effective yield 0.03%)	394,495	394,495
Total Short-Term Investments
(cost $1,577,980)		1,577,980
Total Value of
Securities–99.90%
(cost $185,570,882)		$260,956,004

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

8

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Special Situations Series

December 31, 2021

Assets:
Investments, at value*	$260,956,004
Cash	6,100
Receivable for securities sold	629,786
Dividends receivable	240,060
Other assets	1,779
Total Assets	261,833,729
Liabilities:
Payable for series shares redeemed	221,836
Payable for securities purchased	207,282
Investment management fees payable to affiliates	158,655
Other accrued expenses	30,227
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,626
Accounting and administration expenses payable to affiliates	1,128
Trustees’ fees and expenses payable to affiliates	635
Legal fees payable to affiliates	552
Total Liabilities	621,941
Total Net Assets	$261,211,788

Net Assets Consist of:
Paid-in capital	$174,728,272
Total distributable earnings (loss)	86,483,516
Total Net Assets	$261,211,788

Net Asset Value
Standard Class:
Net assets	$261,211,788
Shares of beneficial interest outstanding, unlimited authorization, no par	7,160,376
Net asset value per share	$36.48
____________________
*Investments, at cost	$185,570,882

See accompanying notes, which are an integral part of the financial statements.

9

Statement of operations
Delaware VIP® Trust — Delaware VIP Special Situations Series

Year ended December 31, 2021

Investment Income:
Dividends	$3,620,504

Expenses:
Management fees	1,883,603
Accounting and administration expenses	79,524
Audit and tax fees	31,217
Dividend disbursing and transfer agent fees and expenses	21,570
Custodian fees	13,866
Trustees’ fees and expenses	8,156
Legal fees	7,451
Registration fees	24
Other	6,329
2,051,740
Less expenses waived	(44,869)
Total operating expenses	2,006,871
Net Investment Income	1,613,633
Net Realized and Unrealized Gain:
Net realized gain on investments	16,275,104
Net change in unrealized appreciation (depreciation) of investments	53,892,021
Net Realized and Unrealized Gain	70,167,125
Net Increase in Net Assets Resulting from Operations	$71,780,758

See accompanying notes, which are an integral part of the financial statements.

10

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Special Situations Series

	Year ended
	12/31/21	12/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,613,633	$2,374,191
Net realized gain (loss)	16,275,104	(6,612,222)
Net change in unrealized appreciation (depreciation)	53,892,021	(1,823,229)
Net increase (decrease) in net assets resulting from operations	71,780,758	(6,061,260)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(2,190,732)	(19,890,702)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	1,064,688	4,224,703

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,190,732	19,890,702
	3,255,420	24,115,405
Cost of shares redeemed:
Standard Class	(29,344,471)	(19,802,578)
Increase (decrease) in net assets derived from capital share transactions	(26,089,051)	4,312,827
Net Increase (Decrease) in Net Assets	43,500,975	(21,639,135)

Net Assets:
Beginning of year	217,710,813	239,349,948
End of year	$261,211,788	$217,710,813

See accompanying notes, which are an integral part of the financial statements.

11

Financial highlights
Delaware VIP® Special Situations Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/21	12/31/20		12/31/19[1]	12/31/18	12/31/17
Net asset value, beginning of period	$27.40	$32.21		$28.86	$40.08	$34.64

Income (loss) from investment operations
Net investment income[2]	0.21	0.30		0.33	0.23	0.15
Net realized and unrealized gain (loss)	9.16	(2.40)		5.39	(6.17)	6.06
Total from investment operations	9.37	(2.10)		5.72	(5.94)	6.21

Less dividends and distributions from:
Net investment income	(0.29)	(0.42)		(0.22)	(0.18)	(0.33)
Net realized gain	—	(2.29)		(2.15)	(5.10)	(0.44)
Total dividends and distributions	(0.29)	(2.71)		(2.37)	(5.28)	(0.77)

Net asset value, end of period	$36.48	$27.40		$32.21	$28.86	$40.08
Total return[3]	34.28% [4]	(1.85%	)[4]	20.36% [4]	(16.60% )	18.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$261,212	$217,711		$239,350	$209,826	$255,999
Ratio of expenses to average net assets[5]	0.80%	0.80%		0.80%	0.80%	0.80%
Ratio of expenses to average net assets prior to fees waived[5]	0.82%	0.88%		0.82%	0.80%	0.80%
Ratio of net investment income to average net assets	0.64%	1.27%		1.08%	0.65%	0.40%
Ratio of net investment income to average net assets prior to
fees waived	0.62%	1.19%		1.06%	0.65%	0.40%
Portfolio turnover	13%	21%		128% [6]	54%	38%

[1]	On October 4, 2019, the First Investors Life Series Special Situations Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Special Situations Fund shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

12

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Special Situations Series

December 31, 2021

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Special Situations Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Special Situations Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2021, and for all open tax years (years ended December 31, 2018–December 31, 2020), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2021, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. The Series declares and pays dividends from

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Special Situations Series

1. Significant Accounting Policies (continued)

net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended December 31, 2021.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2021, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.80% of the Series’ average daily net assets from January 1, 2021 through December 31, 2021.* These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2021, the Series was charged $12,761 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2021, the Series was charged $18,836 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2021, the Series was charged $10,924 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

14

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and Delaware Distributors, L.P. are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 30, 2022.

3. Investments

For the year ended December 31, 2021, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$32,752,111
Sales	60,529,074

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$185,821,669
Aggregate unrealized appreciation of investments	$83,335,450
Aggregate unrealized depreciation of investments	(8,201,115)
Net unrealized appreciation of investments	$75,134,335

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Special Situations Series

3. Investments (continued)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2021:

Level 1
Securities
Assets:
Common Stock	$259,378,024
Short-Term Investments	1,577,980
Total Value of Securities	$260,956,004

During the year ended December 31, 2021, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. During the year ended December 31, 2021, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:

	Year ended
	12/31/21	12/31/20
Ordinary income	$2,190,732	$3,104,566
Long-term capital gains	—	16,786,136
Total	$2,190,732	$19,890,702

5. Components of Net Assets on a Tax Basis

As of December 31, 2021, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$174,728,272
Undistributed ordinary income	1,612,355
Undistributed long-term capital gains	12,247,779
Capital loss carryforwards*	(2,510,953)
Unrealized appreciation (depreciation) of investments	75,134,335
Net assets	$261,211,788

*	A portion of the Series capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2021, the Series had no reclassifications.

16

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2021, the Series utilized $4,049,512 of capital loss carryforwards.

At December 31, 2021, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$2,510,953	$—	$2,510,953

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/21	12/31/20
Shares sold:
Standard Class	32,316	205,154
Shares issued upon reinvestment of dividends and distributions:
Standard Class	65,552	1,125,676
	97,868	1,330,830
Shares redeemed:
Standard Class	(882,729)	(817,269)
Net increase (decrease)	(784,861)	513,561

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% with the addition of an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 1, 2021.

On November 1, 2021, the Series, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described above and operates in substantially the same manner as the original Agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 31, 2022.

The Series had no amounts outstanding as of December 31, 2021, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Special Situations Series

8. Securities Lending (continued)

applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2021, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2021. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

18

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2021, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in the Series’ financial statements.

19

Report of independent
registered public accounting firm
To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Special Situations Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Special Situations Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Special Situations Fund (subsequent to reorganization, known as Delaware VIP Special Situations Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

20

Other Series information (Unaudited)
Delaware VIP® Special Situations Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2021, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%
(B) Qualified Dividends[1]	100.00%
____________________

(A) is based on a percentage of the Series’ total distributions.
(B) is based on the Series’ ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Special Situations Series at a meeting held August 10-12, 2021

At a meeting held on August 10-12, 2021 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Special Situations Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Asset Management”) and the Sub-Advisers, as applicable concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2021, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds by Macquarie® (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

21

Other Series information (Unaudited)
Delaware VIP® Special Situations Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Special Situations Series at a meeting held August 10-12, 2021 (continued)

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of each Sub-Adviser’s personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of each Sub-Adviser and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by each Sub-Adviser.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2020. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all small-cap value funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, and 5-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 10-year period was in the third quartile of its Performance Universe. The Board observed that the Series’ performance results were not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the performance attribution included in the meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2022 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary

22

benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each Sub-Adviser in relation to the services being provided to the Series and in relation to each Sub-Advisers overall investment advisory business but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by each Sub-Adviser in connection with its relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2021, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

23

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	148	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	148	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	148	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	148	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	148	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

24

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

H. Jeffrey Dobbs[3]	Trustee	Since December 2021	Global Sector Chairman,	148	Director, Valparaiso
610 Market Street			Industrial Manufacturing,		University
Philadelphia, PA			KPMG LLP		(2012–Present)
19106-2354			(2010-2015)		Director, TechAccel LLC
May 1955					(2015–Present)(Tech
R&D)
Board Member, Kansas
City Repertory Theatre
(2015–Present)
Board Member, Patients
Voices, Inc. (healthcare)
(2018–Present)
Kansas City Campus for
Animal Care
(2018–Present)
Director, National
Association of
Manufacturers
(2010–2015)
Director, The Children’s
Center
(2003–2015)
Director, Metropolitan
Affairs Coalition
(2003–2015)
Director, Michigan
Roundtable for Diversity
and Inclusion
(2003–2015)
Trustee, Ivy Funds
Complex
(2019–2021)

John A. Fry	Trustee	Since January 2001	Drexel University	148	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College		Governance Committee
19106-2354			(July 2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director, Audit and
Compensation Committee
Member — vTv
Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

25

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph Harroz, Jr.[3]	Trustee	Since December 2021	President (2020–Present), Interim President	148	Director, OU Medicine, Inc.
610 Market Street			(2019–2020), Vice President (2010–2019) and		(2020–Present)
Philadelphia, PA			Dean (2010–2019), College of Law, University		Director and Shareholder,
19106-2354			of Oklahoma; Managing Member, Harroz		Valliance Bank
January 1967			Investments, LLC, (commercial enterprises)		(2007–Present)
			(1998–2019); Managing Member, St. Clair, LLC		Director, Foundation
			(commercial enterprises) (2019–Present)		Healthcare (formerly
Graymark HealthCare)
(2008–2017)
Trustee, the Mewbourne
Family Support
Organization
(2006–Present)(non-
profit) Independent
Director, LSQ Manager,
Inc. (real estate)
(2007–2016)
Director, Oklahoma
Foundation for Excellence
(non-profit)
(2008–Present)
Trustee, Ivy Funds
Complex
(1998–2021)

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Hall Family
610 Market Street			Hospitals and Clinics		Foundation
Philadelphia, PA			(2016–2019);		(1993–Present)
19106-2354			CFO, Children’s Mercy Hospitals and Clinics		Director, Westar Energy
September 1957			(2005–2016)		(utility) (2004–2018)
Trustee, Nelson-Atkins
Museum of Art (non-
profit) (2021–Present)
(2007–2020)
Director, Turn the Page KC
(non-profit) (2012–2016)
Director, Kansas
Metropolitan Business and
Healthcare Coalition (non-
profit) (2017–2019)
Director, National
Association of Corporate
Directors (non-profit)
National Board (2022–
Present); Regional Board
(2017–2021)
Director, American Shared
Hospital Services (medical
device) (2017–2021)
Director, Evergy, Inc.,
Kansas City Power & Light
Company, KCP&L Greater
Missouri Operations
Company, Westar Energy,
Inc. and Kansas Gas and
Electric Company (related
utility companies) (2018–
Present)

26

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Stowers
(continued)			Hospitals and Clinics		(research) (2018)
610 Market Street			(2016–2019);		Co-Chair, Women
Philadelphia, PA			CFO, Children’s Mercy Hospitals and Clinics		Corporate Directors
19106-2354			(2005–2016)		(director education)
September 1957					(2018–2020)
Trustee, Ivy Funds
Complex
(2019-2021)
Director, Brixmor Property
Group Inc.
(2021–Present)
Director, Sera
Prognostics Inc.
(biotechnology)
(2021–Present)
Director, Recology
(resource recovery)
(2021–Present)

Frances A.	Trustee	Since September 2011	Private Investor	148	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean (August 2011–		and Compensation
			March 2012) and Interim Dean		Committee Member —
			(January 2011–July 2011) — University of		Callon Petroleum
			Miami School of Business Administration		Company
			President — U.S. Trust, Bank of America		(December 2019–Present)
			Private Wealth Management (Private Banking)		Director — New Senior
			(July 2007-December 2008)		Investment Group Inc.
(January 2021–September
2021)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC Financial Services	148	Director — HSBC North
610 Market Street			Group		America Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

27

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	148	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member —
The Merger Fund
(2013–October 2021),
The Merger Fund VL
(2013–October 2021);
WCM Alternatives: Event-
Driven Fund (2013–
October 2021), and WCM
Alternatives: Credit Event
Fund (December 2017–
October 2021)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	148	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	148	None[4]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Senior Vice President and	Senior Vice President and	Daniel V. Geatens has served in various	148	None[4]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	148	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

28

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
[4]	David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

29

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2013686)
AR-VIPSS-222

Delaware VIP® Trust

Delaware VIP Total Return Series

December 31, 2021

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Total Return Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2022 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Total Return Series

January 11, 2022 (Unaudited)

The investment objective of the Series is to seek to provide sustainable current income with potential for capital appreciation with moderate investment risk.

For the fiscal year ended December 31, 2021, Delaware VIP Total Return Series (the “Series”) Standard Class shares gained 16.37% and Service Class shares gained 15.96% (both figures reflect all distributions reinvested). The Series’ primary benchmark, the S&P 500® Index, gained 28.71% for the one-year period. The Series’ secondary benchmarks, the Bloomberg US Aggregate Index and a blend of 60% S&P 500 Index / 40% Bloomberg US Aggregate Index, fell 1.54% and gained 15.89%, respectively, for the same period.

The 12-month period was very positive from a performance perspective, with risk assets in positive territory but fixed income assets being rather weak amid rising inflationary pressures. Recovery from the negative effects of the COVID-19 pandemic continued throughout the year, resulting in high equity performance but also in rising inflationary pressure. Though the virus, with all its variants, kept dominating news (vaccination was not as much of a game changer as had been expected), economy and financial markets managed to stay on the recovery path. On the flip side of the strong recovery were rapidly rising energy prices and supply chain disruptions, both of which led to high inflation rates. This, in turn, led to rising yields and finally also prompted central banks to begin tightening their monetary policies. For fixed income investments this was no beneficial environment, resulting in only slightly positive or even negative performance.

The Series’ equity component underperformed the S&P 500 Index primarily because of its exposure to international equities and opportunistic investments. US equities led the ongoing recovery from the COVID-19 crisis with high double-digit performance numbers. While international equities also posted double-digit growth over the year, they had been hit harder by several setbacks, especially in the second half of the year. From a sector perspective, communication services, utilities, and materials were the main detractors from relative performance. Rapidly rising, but quite volatile, energy prices led to an increase in input factor cost for several sectors. On the positive side, information technology, in particular semiconductor companies, was one of the highfliers during the 12-month period. Higher than expected demand for semiconductors –not least from the global boom in electric cars – and supply chain disruptions that affected this sector to a particularly high degree led to rising prices and profit margins. Real estate investment trusts (REITs), which had been a laggard in the previous fiscal year, strongly contributed to the Series’ performance. Further, some specialty retailers, including The Home Depot Inc. and Lowe’s Companies Inc., benefited from rising personal spending during the economic recovery and hence outperformed the benchmark index.

Fixed income markets generally didn’t fare well for the 12-month period, with the Bloomberg US Aggregate Index performing negatively. Increasing inflation rates, which were not as transitory as many experts had expected, put pressure on yields. Over most of the 12-month period, the US Federal Reserve and other central banks kept flooding the markets with liquidity through their asset purchase programs. But discussions about the beginning of the tapering of those programs gained momentum over the summer, and in the fall, the Fed announced it would reduce purchases, bringing them to zero in early 2022. This mainly lifted shorter-term yields. Despite this difficult environment, the fixed income component of the Series outperformed its benchmark. While US government bonds detracted from the Series’ performance, high yield corporates and, even more so, convertible bonds had a very positive performance impact. Due to the Series’ overweight of those asset classes in the first half of 2021, even total fixed income contribution was positive.

The Series’ strategic policy weights reflect a commitment to seeking diversification across geographies and asset classes. As part of the oversight process, we periodically analyze the sources of the Series’ active performance.

Over the 12 months ended December 31, 2021, the Series’ active positioning with respect to the strategic policy weights of different asset classes contributed to the Series’ active performance, relative to its hypothetical returns at the strategic policy weights. Most of this outperformance occurred during the first half and the last month of 2021.

We periodically examine the contribution of derivatives to the Series’ performance. Based on the available information, the Series’ combination of futures, options, swaps, and currency positions had only a limited impact on performance during the 12 months ended December 31, 2021.

As the Series’ fiscal year ended, we sought to continue to deliver the potential benefits of diversification while actively managing risk. With these two principles in mind, the Series seeks to deliver returns that are derived from tactical asset allocation decisions and from active management of individual asset classes and investment styles. We manage the Series based on the assumption that investors should keep a global perspective when evaluating potential investment opportunities, and therefore we continue to include investment possibilities around the globe within the Series.

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Total Return Series

In this currently inflationary environment, with central banks beginning to tighten monetary policy, we continue to see more value in equities than in fixed income. Uncertainty around the Fed’s exact policy path and development of the COVID-19 crisis affects investor sentiment, in our view. Consequently, we think a focus on strong cash generation and fundamentals will likely stay important.

We think a thoughtful, active management approach is needed given today’s increased political, economic, and market uncertainty. Vigilant and continuous assessment of the current market environment may, in our view, offer opportunities to take advantage of market dislocations and has the potential to achieve what we consider to be attractive risk-adjusted returns through an active focus on portfolio risk and diversification.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Total Return Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2021
	1 year	3 year	5 year	Lifetime
Standard Class shares (commenced operations on December 17, 2012)	+16.37%	+11.76%	+7.57%	+7.11%
Service Class shares (commenced operations on October 31, 2019)	+15.96%	—	—	+9.12%
S&P 500 Index	+28.71%	+26.07%	+18.47%	+16.61	%*
60% S&P 500 Index / 40% Bloomberg US Aggregate Index	+15.89%	+17.88%	+12.81%	+11.23	%*
Bloomberg US Aggregate Index	-1.54%	+4.79%	+3.57%	+2.75	%*

*	The benchmark lifetime return is for Standard Class share comparison only and is calculated using the last business day in the month of the Series’ Standard Class inception date.

Returns reflect the reinvestment of all distributions. Please see page 5 for a description of each index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares and Service Class shares of the Series were 0.86% and 1.16%, respectively, while total operating expenses for Standard Class and Service Class shares were 1.06% and 1.36%, respectively. The management fee for Standard Class and Service Class shares was 0.65%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.86% of the Series’ average daily net assets for the Standard Class and 1.36% for the Service Class from January 1, 2021 through December 31, 2021.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on page 5.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Total Return Series

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal. Each Series has a different level of risk.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

“Non-diversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.
____________________

**	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 30, 2022.

4

Performance of a $10,000 investment

For period beginning December 17, 2012 (Series’ inception date) through December 31, 2021

For period beginning December 17, 2012 (Series’ inception date) through December 31, 2021	Starting value	Ending value
S&P 500 Index	$10,000	$38,083
60% S&P 500 Index / 40% Bloomberg US Aggregate Index	$10,000	$25,427
Delaware VIP Total Return Series — Standard Class shares	$10,000	$18,606
Bloomberg US Aggregate Index	$10,000	$12,828

The graph shows a $10,000 investment in Delaware VIP Total Return Series Standard Class shares for the period from December 17, 2012 through December 31, 2021.

The graph also shows $10,000 invested in the S&P 500 Index, a blend of 60% S&P 500 Index / 40% Bloomberg US Aggregate Index, and the Bloomberg US Aggregate Index for the period from December 17, 2012 through December 31, 2021.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

The Bloomberg US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

5

Disclosure of Series expenses
For the six-month period from July 1, 2021 to December 31, 2021 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2021 to December 31, 2021.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/21 to
	7/1/21	12/31/21	Ratio	12/31/21 *
Actual Series return†
Standard Class	$1,000.00	$1,057.70	0.86%	$4.46
Service Class	1,000.00	1,055.60	1.16%	6.01
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.87	0.86%	$4.38
Service Class	1,000.00	1,019.36	1.16%	5.90

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests, including exchange-traded funds. The table above does not reflect the expenses of the Underlying Funds.

6

Security type / sector allocation
Delaware VIP® Trust — Delaware VIP Total Return Series

As of December 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Convertible Bonds	5.55%
Basic Industry	0.11%
Capital Goods	0.41%
Communications	0.80%
Consumer Cyclical	0.36%
Consumer Non-Cyclical	1.56%
Electric	0.22%
Energy	0.17%
Real Estate Investment Trusts	0.28%
Technology	1.32%
Transportation	0.32%
Corporate Bonds	7.62%
Basic Industry	0.48%
Capital Goods	0.26%
Communications	0.56%
Consumer Cyclical	1.05%
Consumer Non-Cyclical	0.24%
Energy	1.42%
Financials	0.37%
Healthcare	0.86%
Insurance	0.21%
Media	1.17%
Services	0.43%
Technology & Electronics	0.15%
Transportation	0.15%
Utilities	0.27%
US Treasury Obligations	13.60%
Common Stock	66.24%
Communication Services	4.42%
Consumer Discretionary	9.10%
Consumer Staples	5.44%
Energy	2.99%
Financials	7.93%
Healthcare	9.92%
Industrials	3.33%
Information Technology	15.66%
Materials	1.30%
REIT Diversified	0.05%
REIT Healthcare	0.68%
REIT Hotel	0.38%
REIT Industrial	0.53%
REIT Information Technology	0.36%
REIT Mall	0.10%
REIT Manufactured Housing	0.13%
REIT Multifamily	1.06%
REIT Office	0.15%
REIT Self-Storage	0.42%
REIT Shopping Center	0.32%
REIT Single Tenant	0.24%
REIT Specialty	0.41%
Utilities	1.32%
Convertible Preferred Stock	1.35%
Exchange-Traded Funds	4.10%
Short-Term Investments	1.47%
Total Value of Securities	99.93%
Receivables and Other Assets Net of
Liabilities	0.07%
Total Net Assets	100.00%

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Total Return Series

December 31, 2021

	Principal
	amount°	Value (US $)
Convertible Bonds — 5.55%
Basic Industry — 0.11%
Ivanhoe Mines 144A 2.50%
exercise price $7.43, maturity
date 4/15/26 #	48,000	$64,560
		64,560
Capital Goods — 0.41%
Chart Industries 144A 1.00%
exercise price $58.73,
maturity date 11/15/24 #	42,000	115,475
Danimer Scientific 144A 3.25%
exercise price $10.79,
maturity date 12/15/26 #	20,000	21,162
Kaman 3.25% exercise price
$65.26, maturity date 5/1/24	92,000	95,404
		232,041
Communications — 0.80%
Cable One 144A 1.125%
exercise price $2,275.83,
maturity date 3/15/28 #	94,000	93,514
DISH Network 3.375% exercise
price $65.18, maturity date
8/15/26	97,000	92,058
InterDigital 2.00% exercise price
$81.29, maturity date 6/1/24	102,000	112,455
Liberty Broadband 144A 1.25%
exercise price $900.01,
maturity date 9/30/50 #	101,000	100,091
Liberty Latin America 2.00%
exercise price $20.65,
maturity date 7/15/24	51,000	50,362
		448,480
Consumer Cyclical — 0.36%
Cheesecake Factory 0.375%
exercise price $78.40,
maturity date 6/15/26	61,000	54,938
Ford Motor 144A 0.00% exercise
price $17.49, maturity date
3/15/26 #, ^	66,000	91,121
fuboTV 144A 3.25% exercise
price $57.78, maturity date
2/15/26 #	66,000	53,749
		199,808
Consumer Non-Cyclical — 1.56%
BioMarin Pharmaceutical
0.599% exercise price
$124.67, maturity date
8/1/24	91,000	95,377
Consumer Non-Cyclical (continued)
Chefs’ Warehouse 1.875%
exercise price $44.20,
maturity date 12/1/24	103,000	$110,146
Chegg 3.90% exercise price
$107.55, maturity date
9/1/26 ^	62,000	51,615
Collegium Pharmaceutical
2.625% exercise price
$29.19, maturity date
2/15/26	68,000	66,300
FTI Consulting 2.00% exercise
price $101.38, maturity date
8/15/23	60,000	93,180
Integra LifeSciences Holdings
0.50% exercise price $73.67,
maturity date 8/15/25	104,000	113,162
Ionis Pharmaceuticals 0.125%
exercise price $83.28,
maturity date 12/15/24	74,000	66,507
Jazz Investments I 2.00%
exercise price $155.81,
maturity date 6/15/26	45,000	51,019
Neurocrine Biosciences 2.25%
exercise price $75.92,
maturity date 5/15/24	28,000	35,193
Paratek Pharmaceuticals 4.75%
exercise price $15.90,
maturity date 5/1/24	126,000	116,260
Repay Holdings 144A 0.369%
exercise price $33.60,
maturity date 2/1/26 #, ^	86,000	74,768
		873,527
Electric — 0.22%
NextEra Energy Partners 144A
0.357% exercise price
$75.96, maturity date
11/15/25 #, ^	35,000	40,058
NRG Energy 2.75% exercise
price $44.89, maturity date
6/1/48	70,000	83,391
		123,449
Energy — 0.17%
Helix Energy Solutions Group
6.75% exercise price $6.97,
maturity date 2/15/26	95,000	94,763
		94,763

8

	Principal
	amount°	Value (US $)
Convertible Bonds (continued)
Real Estate Investment Trusts — 0.28%
Blackstone Mortgage Trust
4.75% exercise price $36.23,
maturity date 3/15/23	79,000	$81,417
Summit Hotel Properties 1.50%
exercise price $11.99,
maturity date 2/15/26	71,000	74,408
		155,825
Technology — 1.32%
Coherus Biosciences 1.50%
exercise price $19.26,
maturity date 4/15/26	66,000	72,971
Microchip Technology 1.625%
exercise price $46.92,
maturity date 2/15/27	52,000	132,535
ON Semiconductor 1.625%
exercise price $20.72,
maturity date 10/15/23	52,000	171,015
Palo Alto Networks 0.75%
exercise price $266.35,
maturity date 7/1/23	49,000	102,841
Quotient Technology 1.75%
exercise price $17.36,
maturity date 12/1/22	117,000	116,708
Travere Therapeutics 2.50%
exercise price $38.80,
maturity date 9/15/25	77,000	85,039
Vishay Intertechnology 2.25%
exercise price $31.30,
maturity date 6/15/25	56,000	58,033
		739,142
Transportation — 0.32%
Seaspan 144A 3.75% exercise
price $13.01, maturity date
12/15/25 #	88,000	108,284
Spirit Airlines 1.00% exercise
price $49.07, maturity date
5/15/26	86,000	74,565
		182,849
Total Convertible Bonds
(cost $2,733,628)		3,114,444

Corporate Bonds — 7.62%
Basic Industry — 0.48%
Allegheny Technologies 5.125%
10/1/31	15,000	15,134
Artera Services 144A 9.033%
12/4/25 #	25,000	26,476
Avient 144A 5.75% 5/15/25 #	17,000	$17,742
Chemours 144A 5.75%
11/15/28 #	35,000	36,684
Freeport-McMoRan 5.45%
3/15/43	62,000	78,060
New Gold 144A 7.50%
7/15/27 #	35,000	37,223
NOVA Chemicals 144A 4.25%
5/15/29 #	35,000	35,194
Olin 5.00% 2/1/30	20,000	21,029
		267,542
Capital Goods — 0.26%
Intertape Polymer Group 144A
4.375% 6/15/29 #	35,000	35,053
Madison IAQ 144A 5.875%
6/30/29 #	30,000	30,046
Terex 144A 5.00% 5/15/29 #	40,000	41,161
TransDigm 144A 6.25%
3/15/26 #	40,000	41,625
		147,885
Communications — 0.56%
Altice France 144A 5.50%
10/15/29 #	35,000	34,535
Consolidated Communications
144A 5.00% 10/1/28 #	20,000	20,230
144A 6.50% 10/1/28 #	20,000	21,250
Frontier Communications
Holdings
144A 5.875% 10/15/27 #	55,000	58,247
144A 6.75% 5/1/29 #	20,000	20,831
Sprint 7.125% 6/15/24	75,000	84,294
T-Mobile USA
2.625% 4/15/26	20,000	20,126
3.375% 4/15/29	20,000	20,413
3.50% 4/15/31	15,000	15,632
Zayo Group Holdings 144A
6.125% 3/1/28 #	20,000	19,731
		315,289
Consumer Cyclical — 1.05%
Allison Transmission 144A
5.875% 6/1/29 #	55,000	59,888
Bath & Body Works
6.875% 11/1/35	35,000	43,542
6.95% 3/1/33	29,000	33,972
Caesars Entertainment 144A
6.25% 7/1/25 #	75,000	78,818
Carnival
144A 5.75% 3/1/27 #	75,000	75,113
144A 7.625% 3/1/26 #	50,000	52,478

9

Schedule of investments
Delaware VIP® Trust — Delaware VIP Total Return Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Levi Strauss & Co. 144A 3.50%
3/1/31 #	32,000	$32,674
MGM Growth Properties
Operating Partnership 144A
3.875% 2/15/29 #	35,000	36,800
MGM Resorts International
4.75% 10/15/28	15,000	15,472
Murphy Oil USA 144A 3.75%
2/15/31 #	35,000	34,831
Royal Caribbean Cruises 144A
5.50% 4/1/28 #	75,000	75,996
Scientific Games International
144A 8.25% 3/15/26 #	24,000	25,291
Six Flags Entertainment 144A
4.875% 7/31/24 #	25,000	25,279
		590,154
Consumer Non-Cyclical — 0.24%
JBS USA LUX 144A 6.50%
4/15/29 #	48,000	52,881
Kraft Heinz Foods 5.20%
7/15/45	30,000	38,233
Post Holdings 144A 5.50%
12/15/29 #	43,000	45,248
		136,362
Energy — 1.42%
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #	35,000	33,726
144A 7.00% 11/1/26 #	20,000	20,299
CNX Midstream Partners 144A
4.75% 4/15/30 #	15,000	14,969
CNX Resources
144A 6.00% 1/15/29 #	35,000	36,449
144A 7.25% 3/14/27 #	20,000	21,235
Crestwood Midstream Partners
144A 5.625% 5/1/27 #	11,000	11,217
144A 6.00% 2/1/29 #	31,000	32,245
DCP Midstream Operating
5.125% 5/15/29	55,000	62,228
EQM Midstream Partners
144A 4.75% 1/15/31 #	25,000	26,477
144A 6.50% 7/1/27 #	40,000	44,850
Genesis Energy
7.75% 2/1/28	60,000	60,535
8.00% 1/15/27	35,000	36,109
Murphy Oil 6.375% 7/15/28	65,000	69,183
NuStar Logistics 5.625%
4/28/27	30,000	31,755
Occidental Petroleum
6.45% 9/15/36	10,000	12,770
6.60% 3/15/46	45,000	58,458
6.625% 9/1/30	20,000	24,784
PDC Energy 5.75% 5/15/26	43,000	44,490
Southwestern Energy 7.75%
10/1/27	33,000	35,632
Targa Resources Partners
5.375% 2/1/27	30,000	30,954
TechnipFMC 144A 6.50%
2/1/26 #	47,000	50,331
Western Midstream Operating
4.75% 8/15/28	35,000	38,725
		797,421
Financials — 0.37%
Ally Financial
4.70% 5/15/26 µ, y	40,000	41,625
8.00% 11/1/31	35,000	49,603
Castlelake Aviation Finance DAC
144A 5.00% 4/15/27 #	35,000	34,773
Hightower Holding 144A 6.75%
4/15/29 #	30,000	30,858
Mozart Debt Merger Sub 144A
3.875% 4/1/29 #	20,000	19,969
MSCI 144A 3.625% 11/1/31 #	30,000	31,168
		207,996
Healthcare — 0.86%
Avantor Funding 144A 3.875%
11/1/29 #	75,000	75,926
Bausch Health 144A 6.25%
2/15/29 #	75,000	71,391
CHS
144A 4.75% 2/15/31 #	30,000	30,311
144A 6.625% 2/15/25 #	25,000	25,904
DaVita 144A 4.625% 6/1/30 #	30,000	30,767
Encompass Health 4.75%
2/1/30	30,000	30,944
Hadrian Merger Sub 144A
8.50% 5/1/26 #	40,000	41,339
HCA
5.375% 2/1/25	30,000	33,009
5.875% 2/15/26	35,000	39,520
Ortho-Clinical Diagnostics
144A 7.25% 2/1/28 #	21,000	22,606
144A 7.375% 6/1/25 #	24,000	25,344
Tenet Healthcare
144A 4.375% 1/15/30 #	15,000	15,223
144A 6.125% 10/1/28 #	40,000	42,330
		484,614

10

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Insurance – 0.21%
AmWINS Group 144A 4.875%
6/30/29 #	35,000	$35,410
HUB International 144A 5.625%
12/1/29 #	25,000	25,794
USI 144A 6.875% 5/1/25 #	55,000	55,473
		116,677
Media – 1.17%
AMC Networks 4.25% 2/15/29	65,000	64,711
CCO Holdings
4.50% 5/1/32	90,000	92,737
144A 5.375% 6/1/29 #	30,000	32,426
Clear Channel Outdoor Holdings
144A 7.50% 6/1/29 #	25,000	26,731
CSC Holdings 144A 5.75%
1/15/30 #	200,000	199,643
Cumulus Media New Holdings
144A 6.75% 7/1/26 #	36,000	37,396
Directv Financing 144A 5.875%
8/15/27 #	25,000	25,630
Gray Escrow II 144A 5.375%
11/15/31 #	25,000	25,764
Nielsen Finance
144A 4.50% 7/15/29 #	10,000	9,853
144A 4.75% 7/15/31 #	30,000	29,670
Sirius XM Radio 144A 4.00%
7/15/28 #	70,000	70,512
Terrier Media Buyer 144A
8.875% 12/15/27 #	35,000	37,880
		652,953
Services – 0.43%
Iron Mountain 144A 5.25%
3/15/28 #	55,000	57,295
Legends Hospitality Holding
144A 5.00% 2/1/26 #	30,000	30,190
Prime Security Services Borrower
144A 5.75% 4/15/26 #	65,000	69,864
United Rentals North America
3.875% 2/15/31	56,000	56,936
Univar Solutions USA 144A
5.125% 12/1/27 #	25,000	26,122
		240,407
Technology & Electronics – 0.15%
Go Daddy Operating 144A
3.50% 3/1/29 #	40,000	39,751
SS&C Technologies 144A 5.50%
9/30/27 #	40,000	41,848
		81,599
Transportation – 0.15%
Delta Air Lines 7.375% 1/15/26	24,000	28,280
United Airlines
144A 4.375% 4/15/26 #	15,000	15,661
144A 4.625% 4/15/29 #	20,000	20,667
VistaJet Malta Finance 144A
10.50% 6/1/24 #	20,000	21,421
		86,029
Utilities – 0.27%
Calpine
144A 4.50% 2/15/28 #	16,000	16,628
144A 5.00% 2/1/31 #	35,000	35,054
144A 5.25% 6/1/26 #	16,000	16,435
PG&E 5.25% 7/1/30	20,000	21,010
Vistra
144A 7.00% 12/15/26 #, µ, ψ	25,000	25,365
144A 8.00% 10/15/26 #, µ, ψ	10,000	10,592
Vistra Operations 144A 4.375%
5/1/29 #	25,000	25,091
		150,175
Total Corporate Bonds
(cost $4,077,009)		4,275,103

US Treasury Obligations – 13.60%
US Treasury Bonds
1.125% 5/15/40	195,000	170,975
1.375% 8/15/50	60,000	52,582
1.75% 8/15/41	55,000	53,341
2.00% 2/15/50	20,000	20,323
2.00% 8/15/51	150,000	152,953
2.25% 8/15/49	195,000	208,780
2.75% 8/15/47	125,000	145,508
2.875% 5/15/43	115,000	133,679
2.875% 11/15/46	75,000	88,737
3.00% 5/15/42	70,000	82,917
3.00% 11/15/45	115,000	138,198
3.00% 8/15/48	70,000	85,682
3.375% 5/15/44	70,000	88,154
3.375% 11/15/48	155,000	202,862
4.375% 2/15/38	30,000	41,348
4.50% 5/15/38	15,000	20,979
4.50% 8/15/39	70,000	98,875
4.75% 2/15/41	25,000	36,788
5.00% 5/15/37	25,000	36,397
US Treasury Notes
0.25% 9/30/23	5,000	4,965
0.25% 5/15/24	585,000	577,093
0.375% 1/31/26	195,000	188,701
0.75% 12/31/23	1,140,000	1,140,312
1.125% 2/15/31	195,000	189,295
1.25% 12/31/26	155,000	154,855

11

Schedule of investments
Delaware VIP® Trust — Delaware VIP Total Return Series

	Principal
	amount°	Value (US $)
US Treasury Obligations (continued)
US Treasury Notes
2.25% 10/31/24	850,000	$881,178
2.25% 11/15/27	540,000	567,063
2.625% 1/31/26	580,000	613,373
2.625% 2/15/29	275,000	297,355
2.75% 2/15/28	285,000	308,089
2.875% 5/31/25	780,000	827,135
5.375% 2/15/31	15,000	20,077
Total US Treasury Obligations
(cost $7,829,164)		7,628,569

	Number of
	shares
Common Stock – 66.24%
Communication Services – 4.42%
Alphabet Class A †	57	165,131
Alphabet Class C †	71	205,445
AT&T	11,520	283,392
Comcast Class A	6,283	316,223
KDDI	4,000	116,975
Meta Platforms Class A †	602	202,483
Orange	10,060	107,810
Publicis Groupe	1,370	92,337
Take-Two Interactive Software †	745	132,402
Verizon Communications	10,377	539,189
Walt Disney †	2,042	316,285
		2,477,672
Consumer Discretionary – 9.10%
adidas AG	580	167,008
Amazon.com †	150	500,151
Bath & Body Works	2,776	193,737
Best Buy	1,991	202,286
Buckle	4,700	198,857
Dollar General	1,451	342,189
Dollar Tree †	2,600	365,352
eBay	1,482	98,553
H & M Hennes & Mauritz Class B	4,420	86,730
Haverty Furniture	873	26,688
Home Depot	1,036	429,950
Lowe’s	1,244	321,549
NIKE Class B	1,436	239,338
PulteGroup	1,262	72,136
Ross Stores	1,992	227,646
Sodexo	2,120	185,993
Sturm Ruger & Co.	588	39,996
Swatch Group	720	219,266
Tesla †	158	166,971
TJX	8,383	636,437
Tractor Supply	1,066	254,348
Ulta Beauty †	320	131,949
		5,107,130
Consumer Staples – 5.44%
Altria Group	5,195	246,191
Archer-Daniels-Midland	5,700	385,263
Asahi Group Holdings	2,000	77,858
Colgate-Palmolive	1,024	87,388
Conagra Brands	10,000	341,500
Danone	2,860	177,751
Diageo	5,340	291,720
Essity Class B	4,880	159,209
John B Sanfilippo & Son	120	10,819
Kao	2,500	130,936
Kellogg	2,152	138,632
Kirin Holdings	2,200	35,435
Koninklijke Ahold Delhaize	5,380	184,581
Lawson	1,500	71,174
Nestle	2,020	282,027
Philip Morris International	2,878	273,410
Seven & i Holdings	3,600	158,357
		3,052,251
Energy – 2.99%
Chevron	1,062	124,626
ConocoPhillips	8,903	642,619
EOG Resources	625	55,519
Exxon Mobil	5,721	350,068
Kinder Morgan	12,747	202,167
Marathon Petroleum	2,606	166,758
Williams	5,130	133,585
		1,675,342
Financials – 7.93%
AGNC Investment	10,243	154,055
American Financial Group	1,603	220,124
American International Group	6,300	358,218
Ameriprise Financial	587	177,075
Annaly Capital Management	4,734	37,020
Artisan Partners Asset
Management Class A	1,916	91,278
BlackRock	314	287,486
Blackstone	1,816	234,972
Diamond Hill Investment Group	346	67,204
Discover Financial Services	4,213	486,854
Invesco	8,103	186,531
MetLife	8,959	559,848
New Residential Investment	7,109	76,137
Principal Financial Group	3,313	239,629
Prudential Financial	2,276	246,354
S&P Global	394	185,941

12

	Number of
	shares	Value (US $)
Common Stock (continued)
Financials (continued)
Synchrony Financial	3,659	$169,741
Truist Financial	5,700	333,735
US Bancorp	6,000	337,020
		4,449,222
Healthcare – 9.92%
AbbVie	2,572	348,249
AmerisourceBergen	2,002	266,046
Amgen	876	197,074
Baxter International	4,100	351,944
Bristol-Myers Squibb	4,268	266,110
Cigna	1,500	344,445
CVS Health	3,600	371,376
Eli Lilly & Co.	485	133,967
Fresenius Medical Care AG & Co.	3,010	195,133
Humana	108	50,097
Johnson & Johnson	4,508	771,183
Merck & Co.	8,001	613,196
Molina Healthcare †	484	153,951
Novo Nordisk Class B	2,090	234,761
Pfizer	6,917	408,449
Roche Holding	520	215,728
Smith & Nephew	12,680	222,003
UnitedHealth Group	212	106,453
Viatris	23,211	314,045
		5,564,210
Industrials – 3.33%
Dover	1,991	361,566
Honeywell International	1,586	330,697
Intertek Group	870	66,298
Knorr-Bremse	650	64,197
Lockheed Martin	501	178,060
Northrop Grumman	900	348,363
Raytheon Technologies	3,939	338,990
Securitas Class B	13,030	179,247
		1,867,418
Information Technology – 15.66%
Adobe †	571	323,791
Amadeus IT Group †	3,440	232,765
Analog Devices	211	37,088
Apple	7,699	1,367,111
Broadcom	1,056	702,673
Cisco Systems	9,963	631,355
Cognizant Technology Solutions
Class A	4,278	379,544
Dropbox Class A †	5,626	138,062
Enphase Energy †	311	56,894
Fidelity National Information
Services	2,864	312,606
HP	6,814	256,683
International Business Machines	1,039	138,873
Kyndryl Holdings †	176	3,186
Lam Research	378	271,839
Microsoft	3,904	1,312,993
Monolithic Power Systems	449	221,505
Motorola Solutions	1,400	380,380
NetApp	2,679	246,441
NVIDIA	488	143,526
Oracle	3,600	313,956
Paychex	1,946	265,629
Paycom Software †	230	95,494
QUALCOMM	1,579	288,752
SAP	1,280	180,147
TE Connectivity	282	45,498
Western Union	10,388	185,322
Xilinx	1,182	250,619
		8,782,732
Materials – 1.30%
Air Liquide	1,260	219,939
Dow	2,439	138,340
DuPont de Nemours	4,600	371,588
		729,867
REIT Diversified – 0.05%
LXP Industrial Trust	1,771	27,663
		27,663
REIT Healthcare – 0.68%
Alexandria Real Estate Equities	272	60,645
CareTrust REIT	989	22,579
Healthcare Trust of America
Class A	924	30,852
Healthpeak Properties	502	18,117
Medical Properties Trust	3,699	87,408
Omega Healthcare Investors	3,610	106,820
Welltower	655	56,179
		382,600
REIT Hotel – 0.38%
Apple Hospitality REIT	1,679	27,116
Chatham Lodging Trust †	1,129	15,490
Gaming and Leisure Properties	430	20,924
VICI Properties	4,992	150,309
		213,839
REIT Industrial – 0.53%
Duke Realty	842	55,269
Plymouth Industrial REIT	199	6,368
Prologis	1,285	216,342

13

Schedule of investments
Delaware VIP® Trust — Delaware VIP Total Return Series

	Number of
	shares	Value (US $)
Common Stock (continued)
REIT Industrial (continued)
Terreno Realty	223	$19,020
		296,999
REIT Information Technology – 0.36%
Digital Realty Trust	409	72,340
Equinix	153	129,413
		201,753
REIT Mall – 0.10%
Simon Property Group	346	55,280
		55,280
REIT Manufactured Housing – 0.13%
Equity LifeStyle Properties	254	22,265
Sun Communities	239	50,183
		72,448
REIT Multifamily – 1.06%
American Campus Communities	25	1,432
American Homes 4 Rent Class A	463	20,191
AvalonBay Communities	172	43,445
Camden Property Trust	154	27,517
Equity Residential	4,631	419,106
Essex Property Trust	159	56,005
Mid-America Apartment
Communities	86	19,732
UDR	113	6,779
		594,207
REIT Office – 0.15%
Boston Properties	49	5,644
Cousins Properties	689	27,753
Highwoods Properties	603	26,888
Kilroy Realty	251	16,681
Piedmont Office Realty Trust
Class A	566	10,403
		87,369
REIT Self-Storage – 0.42%
CubeSmart	283	16,105
Extra Space Storage	276	62,577
Life Storage	253	38,755
National Storage Affiliates Trust	283	19,584
Public Storage	257	96,262
		233,283
REIT Shopping Center – 0.32%
Agree Realty	258	18,411
Brixmor Property Group	1,259	31,991
Kimco Realty	883	21,766
Kite Realty Group Trust	733	15,965
Regency Centers	364	27,427
Retail Opportunity Investments	1,221	23,931
SITE Centers	1,396	22,099
Urban Edge Properties	1,056	20,064
		181,654
REIT Single Tenant – 0.24%
Four Corners Property Trust	586	17,234
National Retail Properties	530	25,477
Orion Office REIT †	47	878
Realty Income	575	41,164
Spirit Realty Capital	465	22,408
STORE Capital	734	25,250
		132,411
REIT Specialty – 0.41%
EPR Properties	36	1,710
Essential Properties Realty Trust	510	14,703
Invitation Homes	1,262	57,219
Iron Mountain	2,539	132,866
Lamar Advertising Class A	65	7,885
Outfront Media	239	6,410
WP Carey	88	7,220
		228,013
Utilities – 1.32%
Edison International	5,500	375,375
NRG Energy	5,107	220,010
Vistra	6,381	145,295
		740,680
Total Common Stock
(cost $31,182,142)		37,154,043

Convertible Preferred Stock – 1.35%
2020 Mandatory Exchangeable
Trust 144A 6.50% exercise
price $47.09, maturity date
5/16/23 #	72	97,377
Algonquin Power & Utilities
7.75% exercise price $18.00,
maturity date 6/15/24	815	38,501
AMG Capital Trust II 5.15%
exercise price $195.47,
maturity date 10/15/37	949	55,308
Bank of America 7.25% exercise
price $50.00 **	27	39,026
El Paso Energy Capital Trust I
4.75% exercise price $34.49,
maturity date 3/31/28	2,502	126,576
Elanco Animal Health 5.00%
exercise price $38.40,
maturity date 2/1/23	1,154	51,538
Essential Utilities 6.00% exercise
price $42.19, maturity date
4/30/22	1,750	114,082

14

	Number of
	shares	Value (US $)
Convertible Preferred Stock (continued)
Lyondellbasell Advanced
Polymers 6.00% exercise price
$52.33 **	105	$105,420
RBC Bearings 5.00% exercise
price $226.60, maturity date
10/15/24	341	35,757
UGI 7.25% exercise price
$52.57, maturity date 6/1/24	864	90,703
Total Convertible Preferred Stock
(cost $701,155)		754,288

Exchange-Traded Funds – 4.10%
iShares Core MSCI Emerging
Markets ETF	19,070	1,141,530
iShares Global Infrastructure ETF	24,050	1,144,540
iShares MSCI EAFE ETF	10	787
iShares Trust iShares ESG Aware
MSCI EAFE ETF	140	11,124
Total Exchange-Traded Funds
(cost $2,390,278)		2,297,981

Short-Term Investments – 1.47%
Money Market Mutual Funds – 1.47%
BlackRock FedFund –
Institutional Shares (seven-day
effective yield 0.03%)	206,740	206,740
Fidelity Investments Money
Market Government Portfolio
– Class I (seven-day effective
yield 0.01%)	206,740	206,740
GS Financial Square Government
Fund – Institutional Shares
(seven-day effective yield
0.02%)	206,740	206,740
Morgan Stanley Government
Portfolio – Institutional Share
Class (seven-day effective
yield 0.03%)	206,740	206,740
Total Short-Term Investments
(cost $826,960)		826,960
Total Value of
Securities–99.93%
(cost $49,740,336)		$56,051,388

The following foreign currency exchange contract was outstanding at December 31, 2021:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation
BNYM	GBP	5,705	USD	(7,705)	1/4/22	$18

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represents the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

[1]	See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2021, the aggregate value of Rule 144A securities was $3,785,357, which represents 6.75% of the Series’ net assets. See Note 11 in “Notes to financial statements.”
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
†	Non-income producing security.
**	Perpetual security with no stated maturity date.

Summary of abbreviations:

AG – Aktiengesellschaft
BNYM – Bank of New York Mellon
DAC – Designated Activity Company
EAFE – Europe, Australasia, and Far East
ESG – Environmental, Social, and Governance

15

Schedule of investments
Delaware VIP® Trust — Delaware VIP Total Return Series

Summary of abbreviations: (continued)
ETF – Exchange-Traded Fund
GS – Goldman Sachs
MSCI – Morgan Stanley Capital International
REIT – Real Estate Investment Trust
S&P – Standard & Poor’s Financial Services LLC

Summary of currencies:
GBP – British Pound Sterling
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

16

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Total Return Series

December 31, 2021

Assets:
Investments, at value*	$56,051,388
Dividends and interest receivable	158,373
Receivable for securities sold	63,085
Foreign tax reclaims receivable	10,890
Receivable for series shares sold	6,953
Unrealized appreciation on foreign currency exchange contracts	18
Other assets	382
Total Assets	56,291,089
Liabilities:
Due to custodian	36,163
Payable for series shares redeemed	79,310
Investment management fees payable to affiliates	26,844
Pricing fees payable	19,520
Accounting and administration fees payable to non-affiliates	11,234
Custody fees payable	10,015
Payable for securities purchased	7,723
Reports and statements to shareholders expenses payable to non-affiliates	5,789
Other accrued expenses	4,717
Accounting and administration expenses payable to affiliates	467
Dividend disbursing and transfer agent fees and expenses payable to affiliates	354
Trustees’ fees and expenses payable to affiliates	140
Legal fees payable to affiliates	121
Reports and statements to shareholders expenses payable to affiliates	45
Distribution fees payable to affiliates	3
Total Liabilities	202,445
Total Net Assets	$56,088,644

Net Assets Consist of:
Paid-in capital	$44,623,090
Total distributable earnings (loss)	11,465,554
Total Net Assets	$56,088,644

Net Asset Value
Standard Class:
Net assets	$56,076,559
Shares of beneficial interest outstanding, unlimited authorization, no par	3,924,133
Net asset value per share	$14.29
Service Class:
Net assets	$12,085
Shares of beneficial interest outstanding, unlimited authorization, no par	849
Net asset value per share	$14.23
____________________
*Investments, at cost	$49,740,336

See accompanying notes, which are an integral part of the financial statements.

17

Statement of operations
Delaware VIP® Trust — Delaware VIP Total Return Series

Year ended December 31, 2021

Investment Income:
Dividends	$942,825
Interest	433,742
Foreign tax withheld	(15,134)
1,361,433

Expenses:
Management fees	365,976
Distribution expenses — Service Class	34
Accounting and administration expenses	47,907
Audit and tax fees	47,016
Custodian fees	18,838
Legal fees	16,153
Reports and statements to shareholders expenses	8,760
Dividend disbursing and transfer agent fees and expenses	5,009
Trustees’ fees and expenses	1,869
Registration fees	124
Other	26,581
538,267
Less expenses waived	(54,161)
Total operating expenses	484,106
Net Investment Income	877,327
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,541,916
Foreign currencies	(258)
Foreign currency exchange contracts	(4,126)
Futures contracts	3,463
Options purchased	(2,607)
Net realized gain	5,538,388
Net change in unrealized appreciation (depreciation) of:
Investments	2,115,551
Foreign currencies	(463)
Foreign currency exchange contracts	110
Futures contracts	(1,356)
Net change in unrealized appreciation (depreciation)	2,113,842
Net Realized and Unrealized Gain	7,652,230
Net Increase in Net Assets Resulting from Operations	$8,529,557

See accompanying notes, which are an integral part of the financial statements.

18

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Total Return Series

	Year ended
	12/31/21	12/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$877,327	$1,034,431
Net realized gain (loss)	5,538,388	(946,035)
Net change in unrealized appreciation (depreciation)	2,113,842	7,126
Net increase in net assets resulting from operations	8,529,557	95,522

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(1,270,802)	(6,073,008)
Service Class	(221)	(1,105)
	(1,271,023)	(6,074,113)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	1,948,057	2,876,593

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,270,802	6,073,008
Service Class	221	1,105
	3,219,080	8,950,706
Cost of shares redeemed:
Standard Class	(8,679,996)	(7,328,299)
Increase (decrease) in net assets derived from capital share transactions	(5,460,916)	1,622,407
Net Increase (Decrease) in Net Assets	1,797,618	(4,356,184)

Net Assets:
Beginning of year	54,291,026	58,647,210
End of year	$56,088,644	$54,291,026

See accompanying notes, which are an integral part of the financial statements.

19

Financial highlights
Delaware VIP® Total Return Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/21	12/31/20	12/31/19[1]	12/31/18	12/31/17
Net asset value, beginning of period	$12.56	$14.29	$12.50	$13.83	$12.58

Income (loss) from investment operations
Net investment income[2]	0.21	0.24	0.22	0.24	0.18
Net realized and unrealized gain (loss)	1.82	(0.44)	2.08	(1.28)	1.28
Total from investment operations	2.03	(0.20)	2.30	(1.04)	1.46

Less dividends and distributions from:
Net investment income	(0.30)	(0.27)	(0.26)	(0.22)	(0.21)
Net realized gain	—	(1.26)	(0.25)	(0.07)	—
Total dividends and distributions	(0.30)	(1.53)	(0.51)	(0.29)	(0.21)

Net asset value, end of period	$14.29	$12.56	$14.29	$12.50	$13.83
Total return[3]	16.37% [4]	0.91% [4]	18.88% [4]	(7.65% )	11.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$56,077	$54,281	$58,637	$51,630	$47,910
Ratio of expenses to average net assets[5]	0.86%	0.86%	0.93%	0.90%	0.86%
Ratio of expenses to average net assets prior to fees waived[5]	0.96%	1.06%	0.99%	0.90%	0.86%
Ratio of net investment income to average net assets	1.56%	2.01%	1.63%	1.80%	1.39%
Ratio of net investment income to average net assets prior to
fees waived	1.46%	1.81%	1.57%	1.80%	1.39%
Portfolio turnover	95%	87%	150% [6]	68%	48%

[1]

On October 4, 2019, the First Investors Life Series Total Return Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Total Return Fund shares.

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

20

Delaware VIP® Total Return Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

			10/31/19[1]
	Year ended		to
	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$12.52	$14.29	$13.79

Income (loss) from investment operations
Net investment income[2]	0.17	0.20	0.04
Net realized and unrealized gain (loss)	1.81	(0.44)	0.46
Total from investment operations	1.98	(0.24)	0.50

Less dividends and distributions from:
Net investment income	(0.27)	(0.27)	—
Net realized gain	—	(1.26)	—
Total dividends and distributions	(0.27)	(1.53)	—

Net asset value, end of period	$14.23	$12.52	$14.29
Total return[3]	15.96%	0.54%	3.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12	$10	$10
Ratio of expenses to average net assets[4]	1.16%	1.16%	1.16%
Ratio of expenses to average net assets prior to fees waived[4]	1.25%	1.36%	1.50%
Ratio of net investment income to average net assets	1.26%	1.71%	1.79%
Ratio of net investment income to average net assets prior to fees waived	1.17%	1.51%	1.45%
Portfolio turnover	95%	87%	150%	[5,6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[5]	Portfolio turnover is representative of the Series for the entire period.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

21

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

December 31, 2021

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 12 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Total Return Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Total Return Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Other debt securities are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2021, and for all open tax years (years ended December 31, 2018–December 31, 2020), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2021, the Series did not incur any interest or tax penalties.

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Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Underlying Funds — The Series may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Series may invests include ETFs. The Series will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended December 31, 2021.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2021, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.86% of the Series’ average daily net assets for the Standard Class and 1.16% for the Service Class from January 1, 2021 through December 31, 2021.* These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Macquarie Investment Management Austria Kapitalanlage AG is primarily responsible for the day-to-day management of the Series’ portfolio and determines its asset allocation.

DMC may seek investment advice and recommendations from its affiliates Macquarie Investment Management Europe Limited and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute security trades for the Series on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge; Macquarie Investment Management Global Limited is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time, as well as providing quantitative support.

DMC may permit its affiliate Macquarie Funds Management Hong Kong Limited to execute Series security trades on its behalf. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2021, the Series was charged $5,789 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2021, the Series was charged $4,353 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2021, the Series was charged $8,559 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

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In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.
____________________

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 30, 2022.

3. Investments

For the year ended December 31, 2021, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$32,777,637
Purchases of US government securities	18,778,046
Sales other than US government securities	41,688,523
Sales of US government securities	14,936,239

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments and derivatives	$50,022,420
Aggregate unrealized appreciation of investments and derivatives	$7,257,399
Aggregate unrealized depreciation of investments and derivatives	(1,228,413)
Net unrealized appreciation of investments and derivatives	$6,028,986

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments.

(Examples: broker-quoted securities and fair valued securities)

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

3. Investments (continued)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Total
Securities
Assets:
Common Stock	$37,154,043	$—	$37,154,043
Convertible Bonds	—	3,114,444	3,114,444
Convertible Preferred Stock	754,288	—	754,288
Corporate Bonds	—	4,275,103	4,275,103
Exchange-Traded Funds	2,297,981	—	2,297,981
US Treasury Obligations	—	7,628,569	7,628,569
Short-Term Investments	826,960	—	826,960
Total Value of Securities	$41,033,272	$15,018,116	$56,051,388

Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$18	$18

[1]	Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended December 31, 2021, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. During the year ended December 31, 2021, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2021 and 2020 were as follows:

	Year ended
	12/31/21	12/31/20
Ordinary income	$1,271,023	$2,615,508
Long-term capital gains	—	3,458,605
Total	$1,271,023	$6,074,113

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5. Components of Net Assets on a Tax Basis

As of December 31, 2021, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$44,623,090
Undistributed ordinary income	2,901,948
Undistributed long-term capital gains	2,534,620
Unrealized appreciation (depreciation) of investments, foreign
currencies, and derivatives	6,028,986
Net assets	$56,088,644

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, market premium and discount on debt instruments, trust preferred securities, deemed dividend income, mark-to-market on foreign currency exchange contracts and mark-to-market on futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2021, the Series had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2021, the Series utilized $1,000,868 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/21	12/31/20
Shares sold:
Standard Class	147,459	246,344
Shares issued upon reinvestment of dividends and distributions:
Standard Class	96,492	587,332
Service Class	17	107
	243,968	833,783
Shares redeemed:
Standard Class	(642,479)	(613,240)
Net increase (decrease)	(398,511)	220,543

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% with the addition of an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 1, 2021.

On November 1, 2021, the Series, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described above and operates in substantially the same manner as the original Agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%,

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

7. Line of Credit (continued)

which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 31, 2022.

The Series had no amounts outstanding as of December 31, 2021, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended December 31, 2021, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to fix the US dollar value of a security between trade date and settlement date and to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase (decrease) exposure to foreign currencies.

During the year ended December 31, 2021, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of assets and liabilities” and “Statement of operations.”

Futures Contracts

A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at December 31, 2021.

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During the year ended December 31, 2021, the Series entered into futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts

The Series may enter into options contracts in the normal course of pursuing its investment objectives. The Series may buy or write options contracts for any number of reasons, including without limitation: to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Series’ overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Series may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Series buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Series is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at December 31, 2021.

During the year ended December 31, 2021, the Series entered into option contracts to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions.

Swap Contracts

The Series may enter into credit default swaps (CDS) contracts in the normal course of pursuing its investment objective. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. Swap contracts are bilaterally negotiated agreements between a Series and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended December 31, 2021, the Series did not enter into any CDS contracts.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

8. Derivatives (continued)

The effect of derivative instruments on the “Statement of operations” for the year ended December 31, 2021 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures	Options
	Contracts	Contracts	Purchased	Total
Currency
contracts	$(4,126)	$—	$—	$(4,126)
Interest rate
contracts	—	3,463	—	3,463
Equity
contracts	—	—	(2,607)	(2,607)
Total	$(4,126)	$3,463	$(2,607)	$(3,270)

		Net Change in Unrealized Appreciation (Depreciation) of:
		Foreign
		Currency
		Exchange	Futures
		Contracts	Contracts	Total
Currency
contracts		$110	$—	$110
Interest rate
contracts		—	(1,356)	(1,356)
Total		$110	$(1,356)	$(1,246)

The table below summarizes the average balance of derivative holdings by the Series during the year ended December 31, 2021:

	Long Derivative		Short Derivative
	Volume		Volume
Foreign currency exchange contracts (average notional value)		$6,690		$6,545
Futures contracts (average notional value)		434,249		21,488
Options contracts (average value)*		21		—

*	Long represents purchased options and short represents written options.

9. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

30

At December 31, 2021, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

		Gross Value of
	Gross Value of	Derivative
Counterparty	Derivative Asset	Liability	Net Position
Bank of New York Mellon	$18	$—	$18

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received	Collateral Pledged	Pledged	Net Exposure(a)
Bank of New York Mellon	$18	$—	$—	$—	$—	$18

(a)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

(continues)                    31

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

10. Securities Lending (continued)

During the year ended December 31, 2021, the Series had no securities out on loan.

11. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Series’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, “IBORs”) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

32

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2021. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

(continues)                    33

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in the Series’ financial statements.

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Total Return Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Total Return Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Class Name	Financial Highlights
Standard Class	For each of the three years in the period ended December 31, 2021

Service Class	For each of the two years in the period ended December 31, 2021 and for the period October 31, 2019 (commencement of operations) through December 31, 2019

The financial statements of First Investors Life Series Total Return Fund (subsequent to reorganization, known as Delaware VIP Total Return Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Series information (Unaudited)
Delaware VIP® Total Return Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2021, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%
(B) Qualified Dividends[1]	53.01%
____________________

(A)	is based on a percentage of the Series’ total distributions.
(B)	is based on the Series’ ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Total Return Series at a meeting held August 10-12, 2021

At a meeting held on August 10-12, 2021 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Total Return Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), and the Sub-Advisory Agreements with Macquarie Funds Management Hong Kong Limited (“MFMHK”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Global Limited (“MIMGL”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Asset Management”) and the Sub-Advisers, as applicable concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2021, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds by Macquarie® (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of each Sub-Adviser’s personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of each Sub-Adviser and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by each Sub-Adviser.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2020. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all mixed-asset target allocation moderate funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, 5-, and 10-year periods was in the fourth quartile of its Performance Universe. The Board observed that the Series’ performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the performance attribution included in the meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2022 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the

Other Series information (Unaudited)
Delaware VIP® Total Return Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Total Return Series at a meeting held August 10-12, 2021 (continued)

Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each Sub-Adviser in relation to the services being provided to the Series and in relation to each Sub-Advisers overall investment advisory business but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by each Sub-Adviser in connection with its relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2021, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	148	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	148	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	148	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	148	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	148	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

H. Jeffrey Dobbs[3]	Trustee	Since December 2021	Global Sector Chairman,	148	Director, Valparaiso
610 Market Street			Industrial Manufacturing,		University
Philadelphia, PA			KPMG LLP		(2012–Present)
19106-2354			(2010-2015)		Director, TechAccel LLC
May 1955					(2015–Present)(Tech
R&D)
Board Member, Kansas
City Repertory Theatre
(2015–Present)
Board Member, Patients
Voices, Inc. (healthcare)
(2018–Present)
Kansas City Campus for
Animal Care
(2018–Present)
Director, National
Association of
Manufacturers
(2010–2015)
Director, The Children’s
Center
(2003–2015)
Director, Metropolitan
Affairs Coalition
(2003–2015)
Director, Michigan
Roundtable for Diversity
and Inclusion
(2003–2015)
Trustee, Ivy Funds
Complex
(2019–2021)

John A. Fry	Trustee	Since January 2001	Drexel University	148	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College		Governance Committee
19106-2354			(July 2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director, Audit and
Compensation Committee
Member — vTv
Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph Harroz, Jr.[3]	Trustee	Since December 2021	President (2020–Present), Interim President	148	Director, OU Medicine, Inc.
610 Market Street			(2019–2020), Vice President (2010–2019) and		(2020–Present)
Philadelphia, PA			Dean (2010–2019), College of Law, University		Director and Shareholder,
19106-2354			of Oklahoma; Managing Member, Harroz		Valliance Bank
January 1967			Investments, LLC, (commercial enterprises)		(2007–Present)
			(1998–2019); Managing Member, St. Clair, LLC		Director, Foundation
			(commercial enterprises) (2019–Present)		Healthcare (formerly
Graymark HealthCare)
(2008–2017)
Trustee, the Mewbourne
Family Support
Organization
(2006–Present)(non-
profit) Independent
Director, LSQ Manager,
Inc. (real estate)
(2007–2016)
Director, Oklahoma
Foundation for Excellence
(non-profit)
(2008–Present)
Trustee, Ivy Funds
Complex
(1998–2021)

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Hall Family
610 Market Street			Hospitals and Clinics		Foundation
Philadelphia, PA			(2016–2019);		(1993–Present)
19106-2354			CFO, Children’s Mercy Hospitals and Clinics		Director, Westar Energy
September 1957			(2005–2016)		(utility) (2004–2018)
Trustee, Nelson-Atkins
Museum of Art (non-
profit) (2021–Present)
(2007–2020)
Director, Turn the Page KC
(non-profit) (2012–2016)
Director, Kansas
Metropolitan Business and
Healthcare Coalition (non-
profit) (2017–2019)
Director, National
Association of Corporate
Directors (non-profit)
National Board (2022–
Present); Regional Board
(2017–2021)
Director, American Shared
Hospital Services (medical
device) (2017–2021)
Director, Evergy, Inc.,
Kansas City Power & Light
Company, KCP&L Greater
Missouri Operations
Company, Westar Energy,
Inc. and Kansas Gas and
Electric Company (related
utility companies) (2018–
Present)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Sandra A.J. Lawrence[3]	Trustee	Since December 2021	Chief Administrative Officer, Children’s Mercy	148	Director, Stowers
(continued)			Hospitals and Clinics		(research) (2018)
610 Market Street			(2016–2019);		Co-Chair, Women
Philadelphia, PA			CFO, Children’s Mercy Hospitals and Clinics		Corporate Directors
19106-2354			(2005–2016)		(director education)
September 1957					(2018–2020)
Trustee, Ivy Funds
Complex
(2019-2021)
Director, Brixmor Property
Group Inc.
(2021–Present)
Director, Sera
Prognostics Inc.
(biotechnology)
(2021–Present)
Director, Recology
(resource recovery)
(2021–Present)

Frances A.	Trustee	Since September 2011	Private Investor	148	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean (August 2011–		and Compensation
			March 2012) and Interim Dean		Committee Member —
			(January 2011–July 2011) — University of		Callon Petroleum
			Miami School of Business Administration		Company
			President — U.S. Trust, Bank of America		(December 2019–Present)
			Private Wealth Management (Private Banking)		Director — New Senior
			(July 2007-December 2008)		Investment Group Inc.
(January 2021–September
2021)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC Financial Services	148	Director — HSBC North
610 Market Street			Group		America Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	148	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member —
The Merger Fund
(2013–October 2021),
The Merger Fund VL
(2013–October 2021);
WCM Alternatives: Event-
Driven Fund (2013–
October 2021), and WCM
Alternatives: Credit Event
Fund (December 2017–
October 2021)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	148	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	148	None[4]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Senior Vice President and	Senior Vice President and	Daniel V. Geatens has served in various	148	None[4]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	148	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
[4]	David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2013686)
AR-VIPTR-222

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs
John A. Fry
Sandra A.J. Lawrence
Frances A. Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $374,292 for the fiscal year ended December 31, 2021.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $662,180 for the fiscal year ended December 31, 2020.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,134,001 for the registrant’s fiscal year ended December 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended December 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $53,568 for the fiscal year ended December 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $87,780 for the fiscal year ended December 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $8,455,000 for the registrant’s fiscal years ended December 31, 2021 and December 31, 2020, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE VIP® TRUST

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 4, 2022

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 4, 2022